                        SEMIANNUAL REPORT / JUNE 30, 2002

                     AIM INTERNATIONAL EMERGING GROWTH FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

        PEACE CELEBRATION, ARC DE TRIOMPHE 1919 BY WILLIAM SAMUEL HORTON

       IN 1919, WORLD DIPLOMATS GATHERED FOR THE PARIS PEACE CONFERENCE TO

  NEGOTIATE A TREATY ENDING WORLD WAR I. HORTON, WHO TRAINED UNDER SUCH NOTABLE

    MASTERS AS CLAUDE MONET, CAPTURED THE AIR OF OPTIMISM AND CELEBRATION IN

    PARIS AT THE PROSPECT OF PEACE AND PROSPERITY. AIM INTERNATIONAL EMERGING

            GROWTH FUND SEEKS COMPANIES POISED FOR FUTURE PROSPERITY.

================================================================================

AIM International Emerging Growth Fund is for shareholders who seek long-term growth of capital by investing in securities of international companies that are likely to benefit from new or innovative products, services and processes.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM International Emerging Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o Had the advisor not waived fees during the reporting period, total returns would have been lower.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o Investing in small and mid-size companies may involve risks not associated with more established companies. Also, micro and small companies may have business risk, significant stock price fluctuations and illiquidity.

o The fund is nondiversified, which may increase risks as well as potential rewards. This means that with respect to 50% of its assets, the fund may invest more than 5% of its assets in securities of any one issuer.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI EAFE--Registered Trademark--, (Europe, Australasia and the Far East) Index is a group or foreign securities tracked by Morgan Stanley Capital International. The small-cap component of the index represents small-cap stocks tracked by Morgan Stanley Capital International.

o The unmanaged Lipper International Small Cap Fund Index represents an average of the performance of certain international small-cap mutual funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/02, including sales charges

================================================================================

CLASS A SHARES
 Inception (8/31/00)         -13.76%
  1 Year                       9.49

CLASS B SHARES
 Inception (8/31/00)         -13.55%
  1 Year                      10.15

CLASS C SHARES
 Inception (8/31/00)         -11.66%
  1 Year                      14.17

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           Our nation and markets have been shaken lately by terrorism
ROBERT H.           and war, an economic downturn, and a two-year bear market
GRAHAM]             for equities. But perhaps most seriously for us as
                    investors, reports of accounting and other irregularities at a few companies have damaged confidence in corporate governance and financial reporting. Such confidence is essential to the efficient functioning of financial markets.
                    We will support legislative or regulatory changes that may be desirable to assure accurate financial disclosure and sounder business ethics.

                       It is worth noting that, despite extensive media coverage
                    of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the U.S. Financial and regulatory institutions and individual firms are already responding.

   For example, by the time you receive this, the New York Stock Exchange likely will have implemented new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors. They raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. They mandate shareholder votes on equity-based compensation such as stock options. They require chief executives to attest to the accuracy and completeness of information provided to investors. As companies and regulators focus on improving standards in this area, I am certain our markets, and investors' trust in them, will become stronger.

   It is also worth noting, as Federal Reserve Chairman Alan Greenspan did in recent Congressional testimony, that our economy is sound, with manufacturing and services expanding. Inflation is under control, and productivity and profits are rising.

   As I write this, the disconnect between the health of the economy and the bearishness of the equity markets is unusual. Major equity indexes are off from 30% to 75% from their highs. AIM's funds have not been immune. I am well aware that your investments in our funds may have declined, perhaps significantly. Since I and the vast majority of AIM employees invest in our funds, directly or through AIM's retirement plans, we understand how unpleasant this has been. All of us at AIM thank you for staying with us during this period. We are working diligently to maintain your trust and confidence.

   While we certainly believe that the worst is behind us, unfortunately we cannot assure you that you will not experience even further declines if equity markets continue to weaken. All we can be sure of is that at some point, hopefully soon, equities will recover. We continue to position our funds for that recovery.

   As always, we encourage you to see your financial advisor for a portfolio checkup and a fresh look at your investing objectives. Especially during such a tough market, it can be difficult to focus on the long term. Your financial advisor can help.

REASONS FOR LONG-TERM OPTIMISM

Despite recent scandals, we caution shareholders against becoming unduly pessimistic. I am optimistic about the long-term prospects for the U.S. and our markets. A great deal of the world's intellectual capital resides within our borders, and our political and business structure has provided unparalleled incentive for hard work and innovation. As noted investor Warren Buffett observed, anyone who has bet against America the past 250 years has lost.

   Other investments also have appealing potential. The likelihood of stable interest rates is strong, and bonds typically do well in such an environment. Internationally, European economic data point to a pickup in manufacturing and consumer confidence, and in Asia, export-led recovery is a dominant theme.

   However, no one anticipates a return to the heady days of the 1990s. Realistic expectations would serve us all well. Over the very long term, annual returns for domestic equities have averaged approximately 10%; fixed-income investments typically return less.

   As we all know, bull markets do end. So do bear markets. We are hopeful that the equity markets, which many experts consider significantly undervalued right now, will soon recover.

   The following pages contain your fund managers' discussion of factors that influenced your fund and how they managed the fund during the six months covered by this report.

   Briefly, international small-cap stocks found investor favor during the reporting period and posted strong returns. AIM International Emerging Growth Fund returned 13.10% for Class A shares at net asset value, significantly outperforming both the MSCI EAFE Index and the Lipper International Small Cap Fund Index, which returned -1.62% and 6.91%, respectively, for the six months ended June 30, 2002.

   You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
July 29, 2002

FUND OUTPERFORMS INDEXES


HOW DID AIM INTERNATIONAL EMERGING GROWTH FUND PERFORM DURING THE YEAR?

International securities, particularly international small-cap stocks, have once again found investor favor. Indeed, during the reporting period, international small-cap stocks quietly posted surprisingly good returns. Given this environment, for the six-month period ended June 30, 2002, AIM International Emerging Growth Fund returned 13.10% for Class A shares, 12.87% for Class B shares and 12.73% for Class C shares, excluding sales charges. By comparison, the fund outperformed both the MSCI EAFE Index and the Lipper International Small Cap Fund Index, which returned -1.62% and 6.91%, respectively, over the same six-month period. Also, U.S. stocks as represented by the S&P 500 Index returned -13.15%.

WHAT WERE FOREIGN MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?

European markets began the year hampered by negative corporate news in the United States as well as rising unemployment data. Economic conditions began to stabilize, however, and by March unemployment rates began falling in many of Europe's largest economies. In the last half of the reporting period, however, continued news of U.S. corporate accounting irregularities seemed to poison sentiment worldwide. And similar to U.S. markets, there was a wide divergence in sector performance. European tech and telecommunications stocks were hard hit, while there was better demand for more defensive stocks.

   In Asia, markets enjoyed success in the first quarter due in part to upward revisions to economic growth and corporate earnings, as well as interest-rate reductions in some countries. Many Asian markets sold off in the second quarter but still managed positive returns for the first half of the year.

WHAT OTHER TRENDS EMERGED IN INTERNATIONAL MARKETS?

Investment style and capitalization were factors during the reporting period. Although international growth stocks found investor favor late last year, that trend reversed in 2002. For much of the reporting period, international value stocks outperformed growth stocks. Therefore, one would think the fund's growth oriented style would be out of favor. Despite this trend, however, the fund was still able to beat its benchmark. One reason is that investors began rewarding companies that had better-than-expected earnings and this fits with the fund's earnings momentum approach.

   The other significant trend in foreign markets was the overwhelming preference for small-cap stocks. As seen in the chart to the far left, international small-cap performance was superior to large-cap returns. This was an obvious boon for AIM International Emerging Growth Fund. Another reason for the increased popularity of international small-caps was their attractive valuations.

HOW DID CURRENCY FLUCTUATIONS INFLUENCE THE FUND?

After years of dominance, the U.S. dollar finally began showing signs of weakness in the second quarter of the year. The British pound, Japanese yen, Canadian dollar and the Swiss franc all gained ground.

   Perhaps, most noteworthy was the euro's run at the U.S. dollar. Launched in January 1999 at $1.17 (U.S.), the euro has spent nearly all its young life valued well below the dollar. In fact, the euro

================================================================================

INTERNATIONAL SMALL-CAP STOCKS THRIVE


INTERNATIONAL SMALL-CAPS OUTPERFORM      ... FUND BEATS INDEXES ON SMALL-CAP STRENGTH
LARGE-CAPS ...
12/31/01-6/30/02                         Total returns, six months ended 6/30/02
------------------------------------------------------------------------------------------
           [BAR CHART]                                     [BAR CHART]

MSCI EAFE Small-Cap Index     8.8%       Fund Class A Shares at NAV                 13.10%

MSCI EAFE Index              -1.62%      Lipper International Small-Cap Fund Index   6.91%

                                         MSCI EAFE Index                            -1.62%

Source: Bloomberg

The MSCI EAFE Small-Cap Index is a component of the primarily large-cap MSCI
EAFE Index.

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

==========================================================================================

PORTFOLIO COMPOSITION

As of 6/30/02, based on total net assets

===================================================================================================================================
TOP 10 COUNTRIES [PIE CHART]     TOP 10 HOLDINGS                                       TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------------------

 1. Other              26.5%     1. Anglo Irish Bank Corp. PLC (Ireland)       2.4%    1. Health Care Equipment                5.9%

 2. Canada             22.9      2. Merloni Elettrodomestici S.p.A. (Italy)    2.3     2. Diversified Financial Services       3.9

 3. United Kingdom      9.8      3. Puma A.G. Rudolf Dassler Sport (Germany)   1.9     3. Banks                                3.9

 4. France              8.2      4. Reitmans (Canada) Ltd.-Class A (Canada)    1.8     4. Electronic Equipment & Instruments   3.3

 5. Ireland             6.0      5. Forzani Group Ltd. (The)-Class A (Canada)  1.7     5. Apparel Retail                       3.2

 6. Hong Kong           5.6      6. A.L.I. Technologies Inc. (Canada)          1.7     6. Pharmaceuticals                      3.0

 7. Italy               5.1      7. Medidep S.A. (France)                      1.5     7. Household Appliances                 3.0

 8. Sweden              4.8      8. La Senza Corp. (Canada)                    1.5     8. Packaged Foods                       2.9

 9. Australia           4.1      9. Cattles PLC (United Kingdom)               1.4     9. Diversified Commercial Services      2.8

10. South Korea         3.7     10. Richelieu Hardware Ltd. (Canada)           1.4    10. Brewers                              2.5

11. Norway              3.3

TOTAL NET ASSETS: $22.7 MILLION            TOTAL HOLDINGS: 120

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

===================================================================================================================================

began 2002 at an uninspiring $0.88 (U.S.), but by the end of June, the euro was actually flirting with parity--ending the second quarter at $0.99 (U.S.)

   Of course, the dollar's weakness against other currencies is a boon for shareholders of dollar-denominated international mutual funds. The fund purchases securities in the local currency, be it euro, yen, etc. but the value of the security is converted back into dollars. That means a strong foreign currency (vs. the U.S. dollar) converts into more dollars (i.e. gains are magnified and losses lessened) for the fund.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

As we mentioned earlier, we continue to adhere to the fund's investment discipline and follow an earnings momentum approach. During the reporting period, we found the consumer discretionary, energy and financial sectors attractive. We also found good earnings in the consumer staples sector.

   Although the fund is not country driven, we found many opportunities in Asia and believe the region is attractively valued. We also continue to be overweight our benchmark in Canadian securities.

CAN YOU DISCUSS SOME PARTICULAR HOLDINGS?

We'll mention three stocks--two that performed well for the fund and one that has recently detracted from fund performance but we nonetheless find attractive over the longer term.

o Anglo Irish Bank provides a broad range of financial services, mostly in Ireland, to small and medium-size corporations. The company has outgrown its competitors over several years with its low-cost, relationship-driven business model. The company continues to benefit from above-average growth of the Irish economy.

o Merloni, the third largest appliance manufacturer in Europe, has been gaining market share due to a strong emphasis on product innovation. The Italian firm has also benefited from exposure to faster growing regions in Eastern Europe. The company has a very efficient cost basis which puts it among the most profitable European companies in its sector.

o CSL Ltd. is a leading supplier of blood plasma and developer of vaccines. This Australian stock has been negatively influenced by the global oversupply of its main plasma product and by the general derating of some growth stocks in Australia.

WHAT WERE CONDITIONS LIKE AT THE END OF THE REPORTING PERIOD?

Perhaps the most compelling argument for international securities is their attractive valuations. With international small-cap stocks trading at a discount to their U.S. counterparts, U.S. investors could well look beyond American soil for some added growth potential and diversification.

   Also, at the end of the reporting period, the seemingly impregnable U.S. dollar was showing decided signs of weakness. Should this weakness continue, nondollar investments could continue to be quite rewarding.

================================================================================

PORTFOLIO MANAGEMENT TEAM

Jason T. Holzer (Lead Manager)
Barrett K. Sides (Lead Manager)
Shuxin Cao
Borge Endresen
Assisted by Asia Pacific Team and Europe/Canada Team

================================================================================

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


                                                              MARKET
                                                SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-92.67%

AUSTRALIA-4.08%

Billabong International Ltd. (Movies &
  Entertainment)                                  20,500    $   103,513
-----------------------------------------------------------------------
CSL Ltd. (Pharmaceuticals)(a)                      4,400         79,794
-----------------------------------------------------------------------
Foodland Associated Ltd. (Food Retail)            11,000        117,162
-----------------------------------------------------------------------
Foodland Associated Ltd. (Food Retail)(b)         11,000        114,434
-----------------------------------------------------------------------
Foodland Associated Ltd.-Rts., expiring
  07/18/02 (Food Retail)(b)(c)                     1,100            186
-----------------------------------------------------------------------
James Hardie Industries N.V. (Construction
  Materials)(b)                                   40,000        146,523
-----------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)                                     32,400         76,688
-----------------------------------------------------------------------
Smorgon Steel Group Ltd. (Steel)(a)(b)           265,000        171,742
-----------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)                      6,600        117,906
=======================================================================
                                                                927,948
=======================================================================

BELGIUM-0.87%

Omega Pharma S.A. (Health Care Supplies)           4,400        197,734
=======================================================================

CANADA-22.89%

A.L.I. Technologies Inc. (Health Care
  Equipment)(b)                                   13,400        382,781
-----------------------------------------------------------------------
AKITA Drilling Ltd.-Class A (Oil & Gas
  Drilling)                                       19,600        219,716
-----------------------------------------------------------------------
Alimentation Couche-Tard Inc.-Class B (Food
  Retail)(b)                                      11,200        227,471
-----------------------------------------------------------------------
BMTC Group, Inc.-Class A (Specialty Stores)       10,000         92,318
-----------------------------------------------------------------------
BW Technologies Ltd. (Electronic Equipment &
  Instruments)(b)                                 20,100        275,687
-----------------------------------------------------------------------
CCL Industries Inc.-Class B (Metal & Glass
  Containers)                                     16,700        221,345
-----------------------------------------------------------------------
Cinram International Inc. (Computer Storage &
  Peripherals)                                    44,700        305,074
-----------------------------------------------------------------------
CoolBrands International, Inc.
  (Restaurants)(b)                                44,200        208,394
-----------------------------------------------------------------------
Emco Ltd. (Building Products)(b)                  23,100        193,300
-----------------------------------------------------------------------
Forzani Group Ltd. (The)-Class A (Specialty
  Stores)(b)                                      25,500        393,472
-----------------------------------------------------------------------
Gennum Corp. (Electronics Equipment &
  Instruments)(b)                                 24,000        230,267
-----------------------------------------------------------------------
Home Capital Group Inc.-Class B (Banks)           24,200        240,165
-----------------------------------------------------------------------
Husky Injection Molding Systems Ltd.
  (Industrial Machinery)(b)                       24,000        111,414
-----------------------------------------------------------------------
La Senza Corp. (Apparel Retail)                   32,300        330,135
-----------------------------------------------------------------------
Mega Bloks Inc. (Leisure Products) (Acquired
  05/02/02; Cost $59,464)(b)(d)                    6,400         82,928
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES         VALUE

CANADA-(CONTINUED)

Reitmans (Canada) Ltd.-Class A (Apparel
  Retail)                                         15,300    $   403,561
-----------------------------------------------------------------------
Richelieu Hardware Ltd. (Distributors)(b)         29,500        317,079
-----------------------------------------------------------------------
Ritchie Bros. Auctioneers Inc. (Diversified
  Commercial Services)(b)                          7,000        218,470
-----------------------------------------------------------------------
SEAMARK Asset Management Ltd. (Diversified
  Financial Services)(a)                          15,200        207,979
-----------------------------------------------------------------------
Transat A.T. Inc. (Airlines)(b)                   20,600        103,509
-----------------------------------------------------------------------
Vincor International Inc. (Brewers)(a)(b)          8,400        145,401
-----------------------------------------------------------------------
WestJet Airlines Ltd. (Airlines)(a)(b)             7,650        104,674
-----------------------------------------------------------------------
Wittke Inc. (Construction, Farm Machinery &
  Heavy Trucks)(b)                                25,900        185,305
=======================================================================
                                                              5,200,445
=======================================================================

CHINA-2.42%

Anhui Conch Cement Co. Ltd. (Construction
  Materials)                                     530,000        171,572
-----------------------------------------------------------------------
People's Food Holdings Ltd. (Packaged Foods &
  Meats)                                         245,000        174,658
-----------------------------------------------------------------------
Travelsky Technology Ltd.-Class H
  (Diversified Commercial Services)(a)            40,000         27,436
-----------------------------------------------------------------------
United Food Holdings Ltd. (Packaged Foods &
  Meats)                                         453,000        175,567
=======================================================================
                                                                549,233
=======================================================================

DENMARK-1.20%

Topdanmark A.S. (Multi-Line Insurance)(b)          8,700        272,887
=======================================================================

FINLAND-1.11%

Instrumentarium Corp. (Health Care Equipment)      3,900         98,743
-----------------------------------------------------------------------
Vacon Oyj (Electrical Components &
  Equipment)(a)                                   14,500        153,746
=======================================================================
                                                                252,489
=======================================================================

FRANCE-8.23%

AES Laboratoire Groupe (Health Care
  Equipment)                                       1,560        194,781
-----------------------------------------------------------------------
Altedia (Employment Services)                      7,200        213,332
-----------------------------------------------------------------------
Buffalo Grill S.A. (Restaurants)                  19,800        317,072
-----------------------------------------------------------------------
Ioltech (Health Care Equipment)(b)                 1,800        231,704
-----------------------------------------------------------------------
MEDIDEP S.A. (Health Care Facilities)(b)          14,040        346,432
-----------------------------------------------------------------------
Silicon-On-Insulator Technologies (SOITEC)
  (Electronic Equipment & Instruments)(b)         17,955        174,367
-----------------------------------------------------------------------
Societe Virbac S.A. (Pharmaceuticals)                800        117,883
-----------------------------------------------------------------------
SR Teleperformance (Advertising)                   2,600         62,608
-----------------------------------------------------------------------


                                                              MARKET
                                                SHARES         VALUE
FRANCE-(CONTINUED)

Wavecom S.A. (Telecommunications
  Equipment)(b)                                    5,200    $   211,013
=======================================================================
                                                              1,869,192
=======================================================================

GERMANY-2.44%

Puma A.G. Rudolf Dassler Sport (Footwear)          5,830        423,703
-----------------------------------------------------------------------
Suess MicroTec A.G. (Semiconductor
  Equipment)(b)                                    6,500        130,756
=======================================================================
                                                                554,459
=======================================================================

HONG KONG-5.55%

Clear Media Ltd. (Advertising)(a)(b)             225,000        152,886
-----------------------------------------------------------------------
Convenience Retail Asia Ltd. (Food
  Retail)(a)(b)                                  210,000         78,077
-----------------------------------------------------------------------
Euro-Asia Agricultural (Holdings) Co. Ltd.
  (Agricultural Products)                        568,000        171,129
-----------------------------------------------------------------------
Global Bio-chem Technology Group Co. Ltd.
  (Biotechnology)                                283,200        106,201
-----------------------------------------------------------------------
Techtronic Industries Co. Ltd. (Household
  Appliances)(a)                                 186,000        158,578
-----------------------------------------------------------------------
Texwinca Holdings Ltd. (Textiles)                308,000        260,617
-----------------------------------------------------------------------
Tingyi (Cayman Islands) Holding Corp.
  (Packaged Foods & Meats)                       548,000        166,860
-----------------------------------------------------------------------
Wah Sang Gas Holdings Ltd. (Gas Utilities)(b)  1,040,000        166,668
=======================================================================
                                                              1,261,016
=======================================================================

INDIA-1.07%

Dr. Reddy's Laboratories Ltd.-ADR
  (Pharmaceuticals)                                5,600        108,640
-----------------------------------------------------------------------
HDFC Bank Ltd.-ADR (Banks)                         7,100         91,590
-----------------------------------------------------------------------
Satyam Computer Services Ltd.-ADR (IT
  Consulting & Services)                           4,200         43,974
=======================================================================
                                                                244,204
=======================================================================

IRELAND-5.99%

Anglo Irish Bank Corp. PLC (Banks)                83,100        543,496
-----------------------------------------------------------------------
First Active PLC (Consumer Finance)(b)            21,000        100,928
-----------------------------------------------------------------------
Grafton Group PLC-Units (Trading Companies &
  Distributors)(e)                                63,200        273,058
-----------------------------------------------------------------------
ICON PLC-ADR (Health Care Distributors &
  Services)(b)                                     2,500         71,250
-----------------------------------------------------------------------
Jurys Doyle Hotel Group PLC (Hotels, Resorts
  & Cruise Lines)                                 27,000        272,908
-----------------------------------------------------------------------
Paddy Power PLC (Casinos & Gambling)              19,000         99,789
=======================================================================
                                                              1,361,429
=======================================================================

ISRAEL-1.57%

ECtel Ltd. (Telecommunications Equipment)(b)      15,800        183,280
-----------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(b)                             4,620        113,282
-----------------------------------------------------------------------
TTI Team Telecom International Ltd.
  (Application Software)(b)                        3,800         60,838
=======================================================================
                                                                357,400
=======================================================================

                                                              MARKET
                                                SHARES         VALUE


ITALY-5.10%

Davide Campari-Milano S.p.A. (Brewers)(b)          4,100    $   136,107
-----------------------------------------------------------------------
Merloni Elettrodomestici S.p.A. (Household
  Appliances)                                     47,000        515,581
-----------------------------------------------------------------------
Permasteelisa S.p.A. (Construction &
  Engineering)                                    14,500        279,473
-----------------------------------------------------------------------
Saeco International Group S.p.A. (Consumer
  Electronics)(b)                                 73,200        227,043
=======================================================================
                                                              1,158,204
=======================================================================

JAPAN-0.62%

Bellsystem24, Inc. (Diversified Commercial
  Services)                                          400        140,413
=======================================================================

NETHERLANDS-2.50%

ASM International N.V. (Semiconductor
  Equipment)(b)                                   11,600        205,876
-----------------------------------------------------------------------
Heijmans N.V.-Dutch Ctfs. (Construction &
  Engineering)                                     6,200        144,074
-----------------------------------------------------------------------
Sligro Beheer N.V. (Food Distributors)             2,600        110,144
-----------------------------------------------------------------------
Volker Wessels Stevin N.V.-Dutch Ctfs.
  (Construction & Engineering)(b)                  4,000        109,044
=======================================================================
                                                                569,138
=======================================================================

NORWAY-3.25%

Aktiv Kapital A.S.A. (Diversified Financial
  Services)                                       30,500        199,187
-----------------------------------------------------------------------
Ekornes A.S.A. (Home Furnishings)                 22,900        288,425
-----------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(b)                        16,300        252,006
=======================================================================
                                                                739,618
=======================================================================

SINGAPORE-2.03%

Datacraft Asia Ltd. (Networking Equipment)(b)     48,000         57,600
-----------------------------------------------------------------------
First Engineering Ltd. (Computer Hardware)       330,000        123,228
-----------------------------------------------------------------------
Informatics Holdings Ltd. (Diversified
  Commercial Services)                           158,000        138,561
-----------------------------------------------------------------------
SembCorp Logistics Ltd. (Marine Ports &
  Services)                                      113,000        141,294
=======================================================================
                                                                460,683
=======================================================================

SOUTH KOREA-3.67%

Cheil Communications Inc. (Advertising)            1,410        147,681
-----------------------------------------------------------------------
Cheil Jedang Corp. (Packaged Foods & Meats)        3,300        134,825
-----------------------------------------------------------------------
CJ39 Shopping Corp. (Internet Retail)(b)           1,000         68,495
-----------------------------------------------------------------------
Hyundai Department Store Co., Ltd.
  (Department Stores)                              5,330        162,603
-----------------------------------------------------------------------
Kook Soon Dang Brewery Co., Ltd. (Brewers)         5,700        205,162
-----------------------------------------------------------------------
LG Home Shopping Inc. (Catalog Retail)             1,040        114,115
=======================================================================
                                                                832,881
=======================================================================

SPAIN-0.62%

Enagas (Gas Utilities)(a)(b)                      22,300        140,986
=======================================================================


                                                              MARKET
                                                SHARES         VALUE

SWEDEN-4.75%

Elekta A.B.-Class B (Health Care
  Equipment)(b)                                   27,000    $   303,470
-----------------------------------------------------------------------
Intrum Justitia A.B. (Diversified Financial
  Services)(a)(b)                                 49,000        283,392
-----------------------------------------------------------------------
Perbio Science A.B. (Pharmaceuticals)(b)          13,800        256,002
-----------------------------------------------------------------------
Swedish Match A.B. (Tobacco)                      28,400        235,530
=======================================================================
                                                              1,078,394
=======================================================================

SWITZERLAND-1.50%

Micronas Semiconductor Holding A.G.
  (Semiconductors)(b)                              7,900        249,990
-----------------------------------------------------------------------
Nobel Biocare Holding A.G. (Heath Care
  Equipment)(b)                                    1,360         90,528
=======================================================================
                                                                340,518
=======================================================================

TAIWAN-1.15%

Nien Made Enterprise Co., Ltd. (Consumer
  Electronics)(b)                                 79,380        131,864
-----------------------------------------------------------------------
Realtek Semiconductor Corp.
  (Semiconductors)(b)                             36,000        128,764
=======================================================================
                                                                260,628
=======================================================================

THAILAND-0.26%

Delta Electronics PCL (Electronic Equipment &
  Instruments)(a)                                 91,000         59,169
=======================================================================

UNITED KINGDOM-9.80%

Biotrace International PLC (Health Care
  Equipment)                                      79,300        125,314
-----------------------------------------------------------------------
Cattles PLC (Consumer Finance)                    64,200        324,442
-----------------------------------------------------------------------
Chemring Group PLC (Aerospace & Defense)          37,700        176,088
-----------------------------------------------------------------------
GAME GROUP (THE) PLC (Computer & Electronics
  Retail)(a)                                      98,100        184,032
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES         VALUE

UNITED KINGDOM-(CONTINUED)

Games Workshop Group PLC (Leisure Products)       18,400    $   131,872
-----------------------------------------------------------------------
Geest PLC (Agricultural Products)                 14,400        122,831
-----------------------------------------------------------------------
HIT Entertainment PLC (Movies &
  Entertainment)                                  17,700         72,847
-----------------------------------------------------------------------
iSOFT Group PLC (Application Software)(a)         41,900        157,206
-----------------------------------------------------------------------
Majestic Wine PLC (Brewers)                       12,300         86,534
-----------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                        6,300         99,373
-----------------------------------------------------------------------
PHS Group PLC (Diversified Commercial
  Services)                                       68,780        103,223
-----------------------------------------------------------------------
Taylor & Francis Group PLC (Publishing)           35,400        306,295
-----------------------------------------------------------------------
Torex PLC (IT Consulting & Services)              11,000        102,252
-----------------------------------------------------------------------
William Hill PLC (Diversified Financial
  Services)(a)(b)                                 25,300        102,673
-----------------------------------------------------------------------
Wood Group (John) PLC (Oil & Gas Equipment &
  Services)(a)(b)                                 41,200        132,629
=======================================================================
                                                              2,227,611
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $17,973,693)                           21,056,679
=======================================================================

MONEY MARKET FUNDS-9.26%

STIC Liquid Assets Portfolio(f)                1,052,187      1,052,187
-----------------------------------------------------------------------
STIC Prime Portfolio(f)                        1,052,187      1,052,187
=======================================================================
    Total Money Market Funds (Cost
      $2,104,374)                                             2,104,374
=======================================================================
TOTAL INVESTMENTS-101.93% (Cost $20,078,067)                 23,161,053
=======================================================================
OTHER ASSETS LESS LIABILITIES-(1.93%)                          (439,389)
=======================================================================
NET ASSETS-100.00%                                          $22,721,664
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs.  - Certificates
Rts.   - Rights

Notes to Schedule of Investments:

(a) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(b) Non-income producing security.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 06/30/02 represented 0.36% of the Fund's net assets.
(e) Each unit represents one ordinary share and one ordinary C share.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $20,078,067)                                  $23,161,053
-----------------------------------------------------------
Foreign currencies, at value (cost $121,016)        124,557
-----------------------------------------------------------
Receivables for:
  Investments sold                                   39,722
-----------------------------------------------------------
  Fund shares sold                                   93,477
-----------------------------------------------------------
  Dividends                                          29,548
-----------------------------------------------------------
Investment for deferred compensation plan            10,296
-----------------------------------------------------------
Other assets                                         20,728
===========================================================
  Total assets                                   23,479,381
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             660,271
-----------------------------------------------------------
  Fund shares reacquired                             17,649
-----------------------------------------------------------
  Deferred compensation plan                         10,296
-----------------------------------------------------------
Accrued distribution fees                            19,447
-----------------------------------------------------------
Accrued transfer agent fees                           6,262
-----------------------------------------------------------
Accrued operating expenses                           43,792
===========================================================
    Total liabilities                               757,717
===========================================================
Net assets applicable to shares outstanding     $22,721,664
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $14,259,825
___________________________________________________________
===========================================================
Class B                                         $ 4,817,503
___________________________________________________________
===========================================================
Class C                                         $ 3,644,336
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           1,775,685
___________________________________________________________
===========================================================
Class B                                             604,007
___________________________________________________________
===========================================================
Class C                                             457,223
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $      8.03
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.03 divided by
      94.50%)                                   $      8.50
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $      7.98
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $      7.97
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $7,682)                                        $   89,179
-----------------------------------------------------------
Dividends from affiliated money market funds          7,922
-----------------------------------------------------------
Interest                                                 57
===========================================================
    Total investment income                          97,158
===========================================================

EXPENSES:

Advisory fees                                        66,871
-----------------------------------------------------------
Administrative services fees                         24,795
-----------------------------------------------------------
Custodian fees                                       27,301
-----------------------------------------------------------
Distribution fees -- Class A                         14,849
-----------------------------------------------------------
Distribution fees -- Class B                         13,183
-----------------------------------------------------------
Distribution fees -- Class C                         14,780
-----------------------------------------------------------
Transfer agent fees                                  22,649
-----------------------------------------------------------
Trustees' fees                                        4,537
-----------------------------------------------------------
Registration and filing fees                         15,526
-----------------------------------------------------------
Professional fees                                    13,735
-----------------------------------------------------------
Other                                                 7,341
===========================================================
    Total expenses                                  225,567
===========================================================
Less: Fees waived and expenses reimbursed           (68,118)
-----------------------------------------------------------
    Expenses paid indirectly                           (124)
===========================================================
    Net expenses                                    157,325
===========================================================
Net investment income (loss)                        (60,167)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                              (8,378)
-----------------------------------------------------------
  Foreign currencies                                 (3,435)
===========================================================
                                                    (11,813)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           1,716,266
-----------------------------------------------------------
  Foreign currencies                                   (184)
===========================================================
                                                  1,716,082
===========================================================
Net gain from investment securities and foreign
  currencies                                      1,704,269
===========================================================
Net increase in net assets resulting from
  operations                                     $1,644,102
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                               JUNE 30,      DECEMBER 31,
                                                                 2002            2001
                                                              -----------    ------------

OPERATIONS:

  Net investment income (loss)                                $   (60,167)   $  (144,940)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            (11,813)    (3,426,468)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           1,716,082      2,127,186
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 1,644,102     (1,444,222)
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                              --        (23,732)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       8,068,536        479,977
-----------------------------------------------------------------------------------------
  Class B                                                       2,500,273        279,960
-----------------------------------------------------------------------------------------
  Class C                                                         703,019        247,353
=========================================================================================
    Net increase (decrease) in net assets                      12,915,930       (460,664)
=========================================================================================

NET ASSETS:

  Beginning of period                                           9,805,734     10,266,398
=========================================================================================
  End of period                                               $22,721,664    $ 9,805,734
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $23,669,295    $12,397,467
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (69,243)        (9,076)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (3,962,351)    (3,950,538)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          3,083,963      1,367,881
=========================================================================================
                                                              $22,721,664    $ 9,805,734
_________________________________________________________________________________________
=========================================================================================

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Emerging Growth Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund's capital loss carryforward of $3,760,460 as of December 31, 2001 expires as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
    $ 161,713    December 31, 2008
   -------------------------------
     3,598,747   December 31, 2009
   ===============================
    $3,760,460
   _______________________________
   ===============================


E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. AIM has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the Total Annual Fund Operating Expenses of Class A shares to 2.00% (e.g., if AIM waives 0.97% of Class A expenses, AIM will also waive 0.97% of Class B and Class C expenses). Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $66,871 and reimbursed expenses of $1,247.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2002, AIM was paid $24,795 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS retained $13,555 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $14,849, $13,183 and $14,780, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $2,218 from sales of the Class A shares of the Fund during the six months ended June 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2002, AIM Distributors retained $124, $0 and $73 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $1,298 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $95 and reductions in custodian fees of $29 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $124.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                           2001      2000
                                          -------    -----
Distributions paid from ordinary income   $23,732    $  --
__________________________________________________________
==========================================================


  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                       $(3,760,460)
-----------------------------------------------------------
Unrealized appreciation                           1,168,727
===========================================================
                                                $(2,591,733)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $15,979,749 and $5,835,173, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $3,656,756
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (580,264)
-----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                     $3,076,492
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $20,084,561

NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                                  SIX MONTHS ENDED              YEAR ENDED
                                                                   JUNE 30, 2002             DECEMBER 31, 2001
                                                              ------------------------    -----------------------
                                                               SHARES        AMOUNT        SHARES       AMOUNT
                                                              ---------    -----------    --------    -----------
Sold:
  Class A                                                     1,999,687    $15,413,724     993,758    $ 7,031,221
-----------------------------------------------------------------------------------------------------------------
  Class B                                                       363,940      2,842,603     109,838        803,969
-----------------------------------------------------------------------------------------------------------------
  Class C                                                       217,988      1,650,984     515,389      3,642,409
=================================================================================================================
Issued as reinvestment of dividends: .
  Class A                                                            --             --       3,265         22,694
=================================================================================================================
Reacquired:
  Class A                                                      (956,802)    (7,345,188)   (970,367)    (6,573,938)
-----------------------------------------------------------------------------------------------------------------
  Class B                                                       (45,065)      (342,330)    (75,401)      (524,009)
-----------------------------------------------------------------------------------------------------------------
  Class C                                                      (126,927)      (947,965)   (482,373)    (3,395,056)
=================================================================================================================
                                                              1,452,821    $11,271,828      94,109    $ 1,007,290
_________________________________________________________________________________________________________________
=================================================================================================================


NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 CLASS A
                                                              ----------------------------------------------
                                                                                            AUGUST 31, 2000
                                                              SIX MONTHS                    (DATE OPERATIONS
                                                                ENDED        YEAR ENDED      COMMENCED) TO
                                                               JUNE 30,      DECEMBER 31,      DECEMBER 31,
                                                                 2002           2001              2000
                                                              ----------    ------------    ----------------
Net asset value, beginning of period                           $  7.10        $  7.97           $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)      (0.08)(a)         (0.03)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.95          (0.76)            (2.00)
============================================================================================================
    Total from investment operations                              0.93          (0.84)            (2.03)
============================================================================================================
Less dividends from net investment income                           --          (0.03)               --
============================================================================================================
Net asset value, end of period                                 $  8.03        $  7.10           $  7.97
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  13.10%        (10.48)%          (20.30)%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $14,260        $ 5,202           $ 5,625
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers and expense reimbursements                     2.00%(c)       2.02%             2.11%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  2.97%(c)       4.55%             6.83%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.62)%(c)     (1.12)%           (1.09)%(d)
============================================================================================================
Ratio of interest expense to average net assets                     --           0.02%               --
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                             43%           145%               30%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $8,555,748.
(d)  Annualized.


                                                                                 CLASS B
                                                              ----------------------------------------------
                                                                                            AUGUST 31, 2000
                                                              SIX MONTHS                    (DATE OPERATIONS
                                                                ENDED        YEAR ENDED      COMMENCED) TO
                                                               JUNE 30,     DECEMBER 31,       DECEMBER 31,
                                                                 2002           2001              2000
                                                              ----------    ------------    ----------------
Net asset value, beginning of period                            $ 7.07        $  7.95           $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)(a)      (0.13)(a)         (0.05)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.96          (0.75)            (2.00)
============================================================================================================
    Total from investment operations                              0.91          (0.88)            (2.05)
============================================================================================================
Net asset value, end of period                                  $ 7.98        $  7.07           $  7.95
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  12.87%        (11.07)%          (20.50)%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $4,818        $ 2,016           $ 1,992
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers and expense reimbursements                     2.59%(c)       2.72%             2.81%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  3.56%(c)       5.25%             7.53%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets      (1.21)%(c)     (1.83)%           (1.79)%(d)
============================================================================================================
Ratio of interest expense to average net assets                     --           0.02%               --
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                             43%           145%               30%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,658,517.
(d)  Annualized.


                                                                                 CLASS C
                                                              ----------------------------------------------
                                                                                            AUGUST 31, 2000
                                                              SIX MONTHS                    (DATE OPERATIONS
                                                                ENDED       YEAR ENDED       COMMENCED) TO
                                                               JUNE 30,     DECEMBER 31,      DECEMBER 31,
                                                                 2002          2001               2000
                                                              ----------    ------------    ----------------
Net asset value, beginning of period                            $ 7.07        $  7.95           $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)(a)      (0.13)(a)         (0.05)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.95          (0.75)            (2.00)
============================================================================================================
    Total from investment operations                              0.90          (0.88)            (2.05)
============================================================================================================
Net asset value, end of period                                  $ 7.97        $  7.07           $  7.95
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  12.73%        (11.07)%          (20.50)%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $3,644        $ 2,588           $ 2,649
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers and expense reimbursements                     2.59%(c)       2.72%             2.81%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  3.56%(c)       5.25%             7.53%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets      (1.21)%(c)     (1.83)%           (1.79)%(d)
============================================================================================================
Ratio of interest expense to average net assets                     --           0.02%               --
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                             43%           145%               30%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,980,436.
(d)  Annualized.

AS OF JUNE 30, 2002

BOARD OF TRUSTEES              OFFICERS                                   OFFICE OF THE FUND
Robert H. Graham               Robert H. Graham                           11 Greenway Plaza
                               Chairman and President                     Suite 100
Frank S. Bayley                                                           Houston, TX 77046
                               Carol F. Relihan
Bruce L. Crockett              Senior Vice President and Secretary        INVESTMENT ADVISOR

Albert R. Dowden               Gary T. Crum                               A I M Advisors, Inc.
                               Senior Vice President                      11 Greenway Plaza
Edward K. Dunn Jr.                                                        Suite 100
                               Dana R. Sutton                             Houston, TX 77046
Jack M. Fields                 Vice President and Treasurer
                                                                          TRANSFER AGENT
Carl Frischling                Robert G. Alley
                               Vice President                             A I M Fund Services, Inc.
Prema Mathai-Davis                                                        P.O. Box 4739
                               Stuart W. Coco                             Houston, TX 77210-4739
Lewis F. Pennock               Vice President
                                                                          CUSTODIAN
Ruth H. Quigley                Melville B. Cox
                               Vice President                             State Street Bank and Trust Company
Louis S. Sklar                                                            225 Franklin Street
                               Karen Dunn Kelley                          Boston, MA 02110
                               Vice President
                                                                          COUNSEL TO THE FUND
                               Edgar M. Larsen
                               Vice President                             Ballard Spahr
                                                                          Andrews & Ingersoll, LLP
                                                                          1735 Market Street
                                                                          Philadelphia, PA 19103

                                                                          COUNSEL TO THE TRUSTEES

                                                                          Kramer, Levin, Naftalis & Frankel LLP
                                                                          919 Third Avenue
                                                                          New York, NY 10022

                                                                          DISTRIBUTOR

                                                                          A I M Distributors, Inc.
                                                                          11 Greenway Plaza
                                                                          Suite 100
                                                                          Houston, TX 77046

                            EQUITY FUNDS

    DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has provided
                                                                                   leadership in the mutual fund industry since
       MORE AGGRESSIVE                           MORE AGGRESSIVE                   1976 and manages approximately $135 billion
                                                                                   in assets for more than 9 million shareholders,
AIM Opportunities I(1,2)                AIM Developing Markets                     including individual investors, corporate
AIM Opportunities II(1,2)               AIM European Small Company                 clients and financial institutions.*
AIM Opportunities III(1,2)              AIM Asia Pacific Growth(2)
AIM Emerging Growth                     AIM International Emerging Growth            The AIM Family of Funds--Registered
AIM Small Cap Growth(3)                 AIM Global Aggressive Growth               Trademark-- is distributed nationwide. AIM is
AIM Aggressive Growth                   AIM European Growth(2)                     a subsidiary of AMVESCAP PLC, one of the
AIM Mid Cap Growth                      AIM Euroland Growth(4)                     world's largest independent financial services
AIM Dent Demographic Trends             AIM International Growth(2)                companies with $364 billion in assets under
AIM Constellation                       AIM Global Growth                          management.*
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Core Equity(2)
AIM Capital Development
AIM Mid Cap Core Equity(2)                      MORE CONSERVATIVE
AIM Select Equity
AIM Premier Equity II(2)                       SECTOR EQUITY FUNDS
AIM Premier Equity(2)
AIM Blue Chip                                    MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity               AIM New Technology
AIM Charter                             AIM Global Science and Technology(2)
AIM Basic Value                         AIM Global Energy(5)
AIM Large Cap Basic Value               AIM Global Infrastructure(4)
AIM Balanced                            AIM Global Financial Services
AIM Basic Balanced                      AIM Global Health Care
                                        AIM Global Utilities
      MORE CONSERVATIVE                 AIM Real Estate

                                                MORE CONSERVATIVE

                          FIXED-INCOME FUNDS

   TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                          MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                           MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (4) On 8/23/02, AIM Euroland Growth Fund and AIM Global Infrastructure Fund were closed to new investors. (5) On 9/1/01 AIM Global Resources Fund was renamed AIM Global Energy Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 6/30/02

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       IEG-SAR-1
A I M DISTRIBUTORS, INC.

                        SEMIANNUAL REPORT / JUNE 30, 2002

                          AIM MID CAP BASIC VALUE FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

           WOMAN WITH A STRING OF PEARLS, OR CLEOPATRA BY DONATO CRETI

 CRETI PRODUCED THIS REMARKABLY BEAUTIFUL WORK IN 1710. THE WOMAN SUBJECT HOLDS

 AND ADMIRES AN ELEGANT STRING OF PEARLS, COVETED FOR THE BEAUTY AND SIMPLICITY

  THAT HAVE GIVEN PEARLS A TIMELESS VALUE. THE FUND SEEKS STOCKS OF UNDERVALUED

   MIDDLE-SIZED COMPANIES, COVETED FOR THEIR POTENTIAL LONG-TERM APPRECIATION.

   REPRODUCED WITH THE PERMISSION OF THE JACK S. BLANTON MUSEUM OF ART AT THE

                         UNIVERSITY OF TEXAS AT AUSTIN.

================================================================================

AIM Mid Cap Basic Value Fund is for shareholders seeking long-term growth of capital. The fund invests in quality mid-sized companies that are selling at a substantial discount.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Mid Cap Basic Value Fund performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.

o   Had the advisor not waived fees, total returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ because of different sales charge structures and class expenses.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment made in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Investing in micro-, small and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock price fluctuations, and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o The unmanaged Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, and represents about 25% of the market capitalization of the Russell 1000 Index.

o The unmanaged Russell Midcap Value Index measures the performance of the Russell mid-cap companies with lower price/book ratios and lower forecasted growth values.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           Our nation and markets have been shaken lately by terrorism
ROBERT H.           and war, an economic downturn, and a two-year bear market
GRAHAM]             for equities. But perhaps most seriously for us as
                    investors, reports of accounting and other irregularities at a few companies have damaged confidence in corporate governance and financial reporting. Such confidence is essential to the efficient functioning of financial markets.
                    We will support legislative or regulatory changes that may be desirable to assure accurate financial disclosure and sounder business ethics.

                       It is worth noting that, despite extensive media coverage
                    of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the U.S. Financial and regulatory institutions and individual firms are already responding.

   For example, by the time you receive this, the New York Stock Exchange likely will have implemented new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors. They raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. They mandate shareholder votes on equity-based compensation such as stock options. They require chief executives to attest to the accuracy and completeness of information provided to investors. As companies and regulators focus on improving standards in this area, I am certain our markets, and investors' trust in them, will become stronger.

   It is also worth noting, as Federal Reserve Chairman Alan Greenspan did in recent Congressional testimony, that our economy is sound, with manufacturing and services expanding. Inflation is under control, and productivity and profits are rising.

   As I write this, the disconnect between the health of the economy and the bearishness of the equity markets is unusual. Major equity indexes are off from 30% to 75% from their highs. AIM's funds have not been immune. I am well aware that your investments in our funds may have declined, perhaps significantly. Since I and the vast majority of AIM employees invest in our funds, directly or through AIM's retirement plans, we understand how unpleasant this has been. All of us at AIM thank you for staying with us during this period. We are working diligently to maintain your trust and confidence.

   While we certainly believe that the worst is behind us, unfortunately we cannot assure you that you will not experience even further declines if equity markets continue to weaken. All we can be sure of is that at some point, hopefully soon, equities will recover. We continue to position our funds for that recovery.

   As always, we encourage you to see your financial advisor for a portfolio checkup and a fresh look at your investing objectives. Especially during such a tough market, it can be difficult to focus on the long term. Your financial advisor can help.

REASONS FOR LONG-TERM OPTIMISM

Despite recent scandals, we caution shareholders against becoming unduly pessimistic. I am optimistic about the long-term prospects for the U.S. and our markets. A great deal of the world's intellectual capital resides within our borders, and our political and business structure has provided unparalleled incentive for hard work and innovation. As noted investor Warren Buffett observed, anyone who has bet against America the past 250 years has lost.

   Other investments also have appealing potential. The likelihood of stable interest rates is strong, and bonds typically do well in such an environment. Internationally, European economic data point to a pickup in manufacturing and consumer confidence, and in Asia, export-led recovery is a dominant theme.

   However, no one anticipates a return to the heady days of the 1990s. Realistic expectations would serve us all well. Over the very long term, annual returns for domestic equities have averaged approximately 10%; fixed-income investments typically return less.

   As we all know, bull markets do end. So do bear markets. We are hopeful that the equity markets, which many experts consider significantly undervalued right now, will soon recover.

   The following pages contain your fund managers' discussion of factors that influenced your fund and how they managed the fund during the six months covered by this report.

   Briefly, Class A shares of AIM Mid Cap Basic Value Fund posted a return of -3.70% at net asset value during the six months ending June 30, 2002, outperforming the Russell Midcap Index and the Russell 1000 Value Index, which returned -5.71% and -4.78%, respectively.

   You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
July 29, 2002

FUND SEEKS BETTER FOOTING IN TURBULENT MARKET


HOW DID THE FUND PERFORM?

Following its launch on December 31, 2001, AIM Mid Cap Basic Value Fund moved narrowly lower in the face of a turbulent stock market environment. Nonetheless, the fund performed better than most comparable market indexes.

    For the reporting period ending June 30, 2002, the fund reported total returns of -3.70% for Class A shares, and -4.00% for Class B and Class C shares. Returns are at net asset value and do not include sales charges. The benchmark indexes, the Russell Midcap Index and the Russell Midcap Value Index, showed mixed results. The Russell Midcap Index returned -5.71%, and the Russell Midcap Value Index returned 2.86%. The S&P 500 returned -13.15%.

WHAT WERE MARKET CONDITIONS OVER THE REPORTING PERIOD?

The major concerns of the stock market have been well documented--a loss of investor confidence in corporate governance and accounting procedures, business liquidity concerns, weak job creation in the U.S. economy, plus a prolonged downturn in the technology sector.

    Nonetheless, economic statistical reports were largely positive, despite the market's slump.

    For example, the Institute for Supply Management (ISM) index rose one-half of one percent in June. The progress marked the fifth straight month of growth following 18 months of decline for this measure of strength in the manufacturing sector. First quarter gross domestic product (GDP) growth was an annualized 5.0%, meaning the economy grew at the fastest pace since the second quarter of 2000. GDP moved higher on the strength of improving business inventories, healthy consumer spending, and a large jump in defense spending. Also, motor vehicle production was up 2.9% in June, and unemployment claims fell to a 15-month low of 382,000 in June. New home construction was up 12% in May, the biggest percentage increase in seven years.

    Finally, after 11 interest rate cuts by the Federal Reserve Board during 2001, the central bank left rates unchanged at 1.75% during the first two quarters of 2002.

HOW DID THIS ENVIRONMENT AFFECT THE FUND?

Volatility increased in intensity during the six-month reporting period. Under-performing industries for AIM Mid Cap Basic Value Fund included oil and gas drilling, advertising, diversified financial services, and electric utilities.

    But with only a few exceptions, the declining stocks in those sectors are believed to retain their intrinsic value. The primary determinant of long-term stock prices is intrinsic value. In short, we see clear evidence the economy is recovering, and are optimistic about the portfolio's prospects in this environment. That does not mean the market or fund cannot decline further, but simply that managers believe this cost basis should prove rewarding for long-term investors.

    Industries gaining ground in this environment include IT consulting services, leisure products and managed health care.

    We see investment opportunities across all sectors, but believe the best future opportunities are in energy, industrials, both credit- and market-sensitive financials, as well as select companies within consumer staples--most of which are leveraged to an improving economy.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

Valuations are the starting point in adding to the portfolio. We require at least 50% upside potential over a two- or three-year time horizon before considering a stock for investment. Upside potential is evaluated by our estimate of intrinsic value, which is a measure of the firm's value based upon the cash flows of the business.

         Every stock that meets our valuation

================================================================================

GROWTH OF ASSETS AND FUND PERFORMANCE

GROWTH IN TOTAL NET ASSETS

In millions, 12/31/01-6/30/02

================================================================================

12/31/01                       $  1.0

3/31/02                        $ 34.0

6/30/02                        $ 72.5

                                  [BAR CHART]

================================================================================

CUMULATIVE TOTAL RETURNS

As of 6/30/02, including sales charges*

================================================================================

CLASS A SHARES
 Inception (12/31/01)           -8.98%

CLASS B SHARES
 Inception (12/31/01)           -8.80%

CLASS C SHARES
 Inception (12/31/01)           -4.96%

*Because Class A, Class B and Class C shares have been available for less than one year, total return shown is cumulative total return that has not been annualized.

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. BECAUSE OF RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR INVESTMENT ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

PORTFOLIO COMPOSITION

As of 6/30/02, based on total net assets

====================================================================================================================================
TOP 10 HOLDINGS                           TOP 10 INDUSTRIES                               PORTFOLIO COMPOSITION BY INVESTMENT
                                                                                          [PIE CHART]
------------------------------------------------------------------------------------------------------------------------------------
 1. Cullen/Frost Bankers, Inc.     3.0%    1. Banks                                7.3%   Cash & Other               4.6%

 2. Brunswick Corp.                2.8     2. Apparel Retail                       6.6    International Stock        3.8%

 3. American Standard Cos. Inc.    2.7     3. Electronic Equipment & Instruments   4.8    Domestic Common Stock     91.6%

 4. Ceridian Corp.                 2.7     4. Oil & Gas Equipment & Services       4.3

 5. Black & Decker Corp. (The)     2.5     5. Data Processing Services             4.2

 6. Aetna Inc.                     2.5     6. Oil & Gas Drilling                   4.1

 7. Interpublic Group of Cos.,             7. Diversified Financial Services       3.9
    Inc. (The)                     2.5
                                           8. Property & Casualty Insurance        3.9
 8. Pride International, Inc.      2.4
                                           9. Managed Health Care                  3.8
 9. Waters Corp.                   2.3
                                          10. Life & Health Insurance              3.7
10. Smith International, Inc.      2.3

TOTAL NET ASSETS: $72.53 MILLION          TOTAL NUMBER OF HOLDINGS: 56

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================================

requirements does not make its way into the portfolio. We also look for several quantitative factors, including high returns on capital and a pattern of earnings growth.

    Twenty-seven months into a bear market and following substantial price declines, we believe the best valuation opportunities are in companies that will benefit from an economic and capital markets recovery.

CAN YOU DISCUSS SOME OF THE FUND'S HOLDINGS?

We have listed four stocks below. Two of them contributed positively to fund performance. Two were disappointments during the reporting period, but we continue to believe in their long-term potential.

    Aetna gained ground as the managed health care industry performed well for the fund. New management has radically restructured Aetna by selling its financial services division and its international businesses, making Aetna strictly a health and related benefits company. The company provides managed care benefits and dental, pharmacy, vision, and group insurance coverage.

    Anthem was another strong performer for the fund in the managed health care industry. Anthem provides health insurance and services, primarily under the Blue Cross and Blue Shield names, to almost 8 million customers.

    Integrated Device Technology lost ground as technology stocks faced withering pressure during the reporting period. The company makes integrated circuits for all kinds of high-technology devices. The company's microchips are used in high-speed communications and networking devices, as well as in computers and peripherals.

    Interpublic Group fell as the advertising industry performed poorly for the fund. The firm became the world's number-one advertising conglomerate after acquiring rival True North Communications. It provides media and business services including marketing, media planning and buying, as well as public relations. Interpublic serves some 40 global accounts in 20 countries, including General Motors, Nestle, and Coca-Cola.

WHAT WERE CONDITIONS AT THE CLOSE OF THE REPORTING PERIOD?

Markets were volatile as investors kept a close eye on developments at home and abroad. Proposals were being discussed for increased and improved financial disclosure for all public companies, as well as possible reforms in the public accounting industry.

    Corporate profit margins, while disappointing in some cases, were improving, and the Federal Reserve Board appeared ready to leave interest rates unchanged for the near term. Consumer spending, which accounts for about two-thirds of economic growth, remained healthy.

    There continued to be a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into stocks. Moreover, stocks were more reasonably priced than they had been in recent years.

================================================================================

Bret W. Stanley, Lead Manager
Matthew W. Seinsheimer
Michael J. Simon
Assisted by Basic Value Team

================================================================================

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

                                                             MARKET
                                                SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-95.42%

ADVERTISING-2.48%

Interpublic Group of Cos., Inc. (The)             72,620   $ 1,798,071
======================================================================

APPAREL RETAIL-6.61%

Abercrombie & Fitch Co.-Class A(a)                44,360     1,069,963
----------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                         29,460       747,989
----------------------------------------------------------------------
Gap, Inc. (The)                                  100,850     1,432,070
----------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                    60,500     1,542,750
======================================================================
                                                             4,792,772
======================================================================

AUTO PARTS & EQUIPMENT-1.18%

Visteon Corp.                                     60,500       859,100
======================================================================

BANKS-7.27%

AmSouth Bancorp.                                  67,200     1,503,936
----------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                        60,500     2,174,975
----------------------------------------------------------------------
Zions Bancorp.                                    30,620     1,595,302
======================================================================
                                                             5,274,213
======================================================================

BUILDING PRODUCTS-2.71%

American Standard Cos. Inc.(a)                    26,150     1,963,865
======================================================================

CONSUMER FINANCE-2.16%

AmeriCredit Corp.(a)                              55,900     1,567,995
======================================================================

DATA PROCESSING SERVICES-4.20%

Ceridian Corp.(a)                                102,080     1,937,478
----------------------------------------------------------------------
DST Systems, Inc.(a)                              24,270     1,109,382
======================================================================
                                                             3,046,860
======================================================================

DIVERSIFIED FINANCIAL SERVICES-3.92%

Stilwell Financial, Inc.                          78,090     1,421,238
----------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A            62,040     1,421,957
======================================================================
                                                             2,843,195
======================================================================

DIVERSIFIED METALS & MINING-1.35%

Arch Coal, Inc.                                   43,130       979,482
======================================================================

ELECTRIC UTILITIES-3.31%

PG&E Corp.(a)                                     67,200     1,202,208
----------------------------------------------------------------------
PPL Corp.                                         36,240     1,198,819
======================================================================
                                                             2,401,027
======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.67%

Rockwell Automation, Inc.                         60,500     1,208,790
======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-4.77%

Amphenol Corp.-Class A(a)                         24,270       873,720
----------------------------------------------------------------------
Cognex Corp.(a)                                   45,540       913,077
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS-(CONTINUED)

Waters Corp.(a)                                   62,600   $ 1,671,420
======================================================================
                                                             3,458,217
======================================================================

EMPLOYMENT SERVICES-1.30%

Robert Half International Inc.(a)                 40,430       942,019
======================================================================

FOOD RETAIL-1.84%

Kroger Co. (The)(a)                               67,200     1,337,280
======================================================================

FOREST PRODUCTS-1.88%

Louisiana-Pacific Corp.(a)                       128,580     1,361,662
======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.97%

IMS Health Inc.                                   79,540     1,427,743
======================================================================

HEALTH CARE SUPPLIES-1.76%

Bausch & Lomb, Inc.                               37,790     1,279,192
======================================================================

HOTELS, RESORTS & CRUISE LINES-1.83%

Starwood Hotels & Resorts Worldwide, Inc.         40,430     1,329,743
======================================================================

HOUSEHOLD APPLIANCES-2.51%

Black & Decker Corp. (The)                        37,800     1,821,960
======================================================================

INDUSTRIAL CONGLOMERATES-2.23%

Textron, Inc.                                     34,540     1,619,926
======================================================================

INDUSTRIAL MACHINERY-2.69%

Kennametal Inc.                                   27,780     1,016,748
----------------------------------------------------------------------
SPX Corp.(a)                                       7,920       930,600
======================================================================
                                                             1,947,348
======================================================================

IT CONSULTING & SERVICES-1.85%

Acxiom Corp.(a)                                   76,650     1,340,609
======================================================================

LEISURE PRODUCTS-2.80%

Brunswick Corp.                                   72,520     2,030,560
======================================================================

LIFE & HEALTH INSURANCE-3.74%

Nationwide Financial Services, Inc.-Class A       36,240     1,431,480
----------------------------------------------------------------------
UnumProvident Corp.                               50,410     1,282,935
======================================================================
                                                             2,714,415
======================================================================

MANAGED HEALTH CARE-3.81%

Aetna Inc.                                        37,790     1,812,786
----------------------------------------------------------------------
Anthem, Inc.(a)                                   14,080       950,118
======================================================================
                                                             2,762,904
======================================================================

MULTI-LINE INSURANCE-1.44%

American Financial Group, Inc.                    43,630     1,042,757
======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.85%

Reliant Resources, Inc.(a)                        70,800       619,500
======================================================================

MID CAP BASIC VALUE FUND

                                                             MARKET
                                                SHARES        VALUE

OIL & GAS DRILLING-4.09%

Nabors Industries, Ltd. (Bermuda)(a)              35,890   $ 1,261,534
----------------------------------------------------------------------
Pride International, Inc.(a)                     108,910     1,705,531
======================================================================
                                                             2,967,065
======================================================================

OIL & GAS EQUIPMENT & SERVICES-4.32%

Cooper Cameron Corp.(a)                           30,620     1,482,620
----------------------------------------------------------------------
Smith International, Inc.(a)                      24,180     1,648,834
======================================================================
                                                             3,131,454
======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.18%

Premcor Inc.(a)                                   11,050       284,206
----------------------------------------------------------------------
Valero Energy Corp.                               15,320       573,274
======================================================================
                                                               857,480
======================================================================

PROPERTY & CASUALTY INSURANCE-3.92%

ACE Ltd. (Bermuda)                                46,920     1,482,672
----------------------------------------------------------------------
Radian Group Inc.                                 27,780     1,357,053
======================================================================
                                                             2,839,725
======================================================================

RESTAURANTS-1.96%

Outback Steakhouse, Inc.(a)                       40,430     1,419,093
======================================================================

SEMICONDUCTORS-2.84%

Integrated Device Technology, Inc.(a)             46,350   $   840,789
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE

SEMICONDUCTORS-(CONTINUED)

Lattice Semiconductor Corp.(a)                    54,930       480,088
----------------------------------------------------------------------
LSI Logic Corp.(a)                                84,100       735,875
======================================================================
                                                             2,056,752
======================================================================

SPECIALTY CHEMICALS-1.60%

Great Lakes Chemical Corp.                        43,730     1,158,408
======================================================================

SYSTEMS SOFTWARE-1.38%

Computer Associates International, Inc.           62,950     1,000,276
======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $75,095,051)                          69,201,458
======================================================================

MONEY MARKET FUNDS-3.95%

STIC Liquid Assets Portfolio(b)                1,433,216     1,433,216
----------------------------------------------------------------------
STIC Prime Portfolio(b)                        1,433,216     1,433,216
======================================================================
    Total Money Market Funds (Cost
      $2,866,432)                                            2,866,432
======================================================================
TOTAL INVESTMENTS-99.37% (Cost $77,961,483)                 72,067,890
======================================================================
OTHER ASSETS LESS LIABILITIES-0.63%                            459,228
======================================================================
NET ASSETS-100.00%                                         $72,527,118
______________________________________________________________________
======================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $77,961,483)                                  $72,067,890
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  792,496
-----------------------------------------------------------
  Dividends                                          66,640
-----------------------------------------------------------
Investment for deferred compensation plan             1,220
-----------------------------------------------------------
Other assets                                         54,376
===========================================================
    Total assets                                 72,982,622
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            359,135
-----------------------------------------------------------
  Deferred compensation plan                          1,220
-----------------------------------------------------------
Accrued distribution fees                            66,851
-----------------------------------------------------------
Accrued transfer agent fees                           7,880
-----------------------------------------------------------
Accrued operating expenses                           20,418
===========================================================
    Total liabilities                               455,504
===========================================================
Net assets applicable to shares outstanding     $72,527,118
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $44,532,369
___________________________________________________________
===========================================================
Class B                                         $20,792,723
___________________________________________________________
===========================================================
Class C                                         $ 7,202,026
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           4,625,779
___________________________________________________________
===========================================================
Class B                                           2,165,444
___________________________________________________________
===========================================================
Class C                                             750,593
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $      9.63
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.63 divided by
      94.50%)                                   $     10.19
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                       $      9.60
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                       $      9.60
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends                                       $   146,365
-----------------------------------------------------------
Dividends from affiliated money market funds         27,215
-----------------------------------------------------------
Interest                                              2,505
===========================================================
    Total investment income                         176,085
===========================================================

EXPENSES:

Advisory fees                                       142,082
-----------------------------------------------------------
Administrative services fees                         24,795
-----------------------------------------------------------
Custodian fees                                       21,858
-----------------------------------------------------------
Distribution fees -- Class A                         39,120
-----------------------------------------------------------
Distribution fees -- Class B                         46,845
-----------------------------------------------------------
Distribution fees -- Class C                         18,985
-----------------------------------------------------------
Professional fees                                    20,919
-----------------------------------------------------------
Printing fees                                        18,779
-----------------------------------------------------------
Transfer agent fees                                  34,156
-----------------------------------------------------------
Trustees' fees                                        4,575
-----------------------------------------------------------
Other                                                 7,925
===========================================================
    Total expenses                                  380,039
===========================================================
Less: Fees waived                                   (21,294)
-----------------------------------------------------------
    Expenses paid indirectly                           (273)
===========================================================
    Net expenses                                    358,472
===========================================================
Net investment income (loss)                       (182,387)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                       (700,937)
===========================================================
Change in net unrealized appreciation
  (depreciation) of investment securities        (5,892,579)
===========================================================
Net gain (loss) from investment securities       (6,593,516)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                     $(6,775,903)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE PERIOD ENDED DECEMBER 31, 2001 (DATE OPERATIONS COMMENCED)
(UNAUDITED)

                                                                                 DECEMBER 31,
                                                                                     2001
                                                                JUNE 30,       (DATE OPERATIONS
                                                                  2002            COMMENCED)
                                                              -------------    ----------------
OPERATIONS:

  Net investment income (loss)                                 $  (182,387)        $    (19)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             (700,937)              --
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (5,892,579)          (1,014)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (6,775,903)          (1,033)
===============================================================================================
Share transactions-net:
  Class A                                                       48,222,000          400,000
-----------------------------------------------------------------------------------------------
  Class B                                                       22,463,422          300,000
-----------------------------------------------------------------------------------------------
  Class C                                                        7,618,632          300,000
===============================================================================================
    Net increase in net assets                                  71,528,151          998,967
===============================================================================================

NET ASSETS:

  Beginning of period                                              998,967               --
===============================================================================================
  End of period                                                $72,527,118         $998,967
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                $79,304,035         $999,981
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (182,387)              --
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                    (700,937)              --
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (5,893,593)          (1,014)
===============================================================================================
                                                               $72,527,118         $998,967
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital. The Fund commenced operations on December 31, 2001.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets on the next $4 billion, plus 0.70% of the Fund's average daily nest assets in excess of $5 billion. Due to the Fund's small size, AIM has voluntarily agreed to waive a portion of its advisory fees. This waiver may be terminated at any time and AIM retains the ability to be reimbursed for such fees prior to the end of the fiscal year. AIM has also voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $21,294.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2002, AIM was paid $24,795 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS retained $19,374 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $39,120, $46,845 and $18,985, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $30,695 from sales of the Class A shares of the Fund during the six months ended June 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2002, AIM Distributors retained $0, $0, and $325 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $1,298 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in transfer agent fees from AFS (an affiliate of AIM) of $222 and reductions in custodian fees of $51 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $273.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--TAX COMPONENTS OF CAPITAL

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized appreciation (depreciation)             $(1,014)
__________________________________________________________
==========================================================

MID CAP BASIC VALUE FUND


NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during six months ended June 30, 2002 was $78,072,576 and $3,220,553, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of investment securities      $   849,927
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (6,743,520)
===========================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                    $(5,893,593)
___________________________________________________________________________
===========================================================================
Investments have the same costs for tax and financial statement purposes.


NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and December 31, 2001 (date operations commenced) were as follows:

                                                                                            DECEMBER 31, 2001
                                                                  SIX MONTHS ENDED          (DATE OPERATIONS
                                                                   JUNE 30, 2002               COMMENCED)
                                                              ------------------------    ---------------------
                                                               SHARES        AMOUNT       SHARES       AMOUNT
                                                              ---------    -----------    -------    ----------
Sold:
  Class A                                                     4,864,974    $51,125,912     40,000    $  400,000
---------------------------------------------------------------------------------------------------------------
  Class B                                                     2,330,911     24,431,520     30,000       300,000
---------------------------------------------------------------------------------------------------------------
  Class C                                                       872,448      9,162,818     30,000       300,000
===============================================================================================================
Reacquired:
  Class A                                                      (279,195)    (2,903,912)        --            --
---------------------------------------------------------------------------------------------------------------
  Class B                                                      (195,467)    (1,968,098)        --            --
---------------------------------------------------------------------------------------------------------------
  Class C                                                      (151,855)    (1,544,186)        --            --
===============================================================================================================
                                                              7,441,816    $78,304,054    100,000    $1,000,000
_______________________________________________________________________________________________________________
===============================================================================================================


NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                               CLASS A
                                                                -------------------------------------
                                                                                    DECEMBER 31, 2001
                                                                SIX MONTHS ENDED    (DATE OPERATIONS
                                                                JUNE 30, 2002        COMMENCED)
                                                                ----------------    -----------------
Net asset value, beginning of period                                $  9.99              $ 10.00
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.04)(a)             0.00
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (0.32)               (0.01)
=====================================================================================================
    Total from investment operations                                  (0.36)               (0.01)
=====================================================================================================
Net asset value, end of period                                      $  9.63              $  9.99
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                       (3.60)%              (0.10)%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $44,532              $   400
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     1.78%(c)             1.80%(d)
-----------------------------------------------------------------------------------------------------
  Without fee waivers                                                  1.90%(c)           199.49%(d)
=====================================================================================================
Ratio of net investment income (loss) to average net assets           (0.79)%(c)           (0.31)%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate                                                  10%                  --
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $22,539,695.
(d)  Annualized.


                                                                               CLASS B
                                                                -------------------------------------
                                                                                    DECEMBER 31, 2001
                                                                SIX MONTHS ENDED    (DATE OPERATIONS
                                                                JUNE 30, 2002        COMMENCED)
                                                                ----------------    -----------------
Net asset value, beginning of period                                $  9.99              $ 10.00
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.07)(a)             0.00
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (0.32)               (0.01)
=====================================================================================================
    Total from investment operations                                  (0.39)               (0.01)
=====================================================================================================
Net asset value, end of period                                      $  9.60              $  9.99
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                       (3.90)%              (0.10)%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $20,793              $   300
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     2.43%(c)             2.45%(d)
-----------------------------------------------------------------------------------------------------
  Without fee waivers                                                  2.55%(c)           200.14%(d)
=====================================================================================================
Ratio of net investment income (loss) to average net assets           (1.44)%(c)           (0.96)%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate                                                  10%                  --
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $9,446,654.
(d)  Annualized.


                                                                               CLASS C
                                                                -------------------------------------
                                                                                    DECEMBER 31, 2001
                                                                SIX MONTHS ENDED    (DATE OPERATIONS
                                                                JUNE 30, 2002        COMMENCED)
                                                                ----------------    -----------------
Net asset value, beginning of period                                 $ 9.99              $ 10.00
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.07)(a)             0.00
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (0.32)               (0.01)
=====================================================================================================
    Total from investment operations                                  (0.39)               (0.01)
=====================================================================================================
Net asset value, end of period                                       $ 9.60              $  9.99
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                       (3.90)%              (0.10)%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $7,202              $   300
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     2.43%(c)             2.45%(d)
-----------------------------------------------------------------------------------------------------
  Without fee waivers                                                  2.55%(c)           200.14%(d)
=====================================================================================================
Ratio of net investment income (loss) to average net assets           (1.44)%(c)           (0.96)%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate                                                  10%                  --
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $3,828,446.
(d)  Annualized.


AS OF JUNE 30, 2002

BOARD OF TRUSTEES                   OFFICERS                                     OFFICE OF THE FUND

Robert H. Graham                    Robert H. Graham                             11 Greenway Plaza
                                    Chairman and President                       Suite 100
Frank S. Bayley                                                                  Houston, TX 77046
                                    Carol F. Relihan
Bruce L. Crockett                   Senior Vice President and Secretary          INVESTMENT ADVISOR

Albert R. Dowden                    Gary T. Crum                                 A I M Advisors, Inc.
                                    Senior Vice President                        11 Greenway Plaza
Edward K. Dunn Jr.                                                               Suite 100
                                    Dana R. Sutton                               Houston, TX 77046
Jack M. Fields                      Vice President and Treasurer
                                                                                 TRANSFER AGENT
Carl Frischling                     Robert G. Alley
                                    Vice President                               A I M Fund Services, Inc.
Prema Mathai-Davis                                                               P.O. Box 4739
                                    Stuart W. Coco                               Houston, TX 77210-4739
Lewis F. Pennock                    Vice President
                                                                                 CUSTODIAN
Ruth H. Quigley                     Melville B. Cox
                                    Vice President                               State Street Bank and Trust Company
Louis S. Sklar                                                                   225 Franklin Street
                                    Karen Dunn Kelley                            Boston, MA 02110
                                    Vice President
                                                                                 COUNSEL TO THE FUND
                                    Edgar M. Larsen
                                    Vice President                               Ballard Spahr
                                                                                 Andrews & Ingersoll, LLP
                                                                                 1735 Market Street
                                                                                 Philadelphia, PA 19103

                                                                                 COUNSEL TO THE TRUSTEES

                                                                                 Kramer, Levin, Naftalis & Frankel LLP
                                                                                 919 Third Avenue
                                                                                 New York, NY 10022

                                                                                 DISTRIBUTOR

                                                                                 A I M Distributors, Inc.
                                                                                 11 Greenway Plaza
                                                                                 Suite 100
                                                                                 Houston, TX 77046

LET A FAMILY OF FUNDS WORK FOR YOU

================================================================================

                                 [FAMILY PHOTO]

If you grew up in a large family, you undoubtedly remember the benefits of being surrounded by a diverse group of individuals. Perhaps your uncle was good at fixing cars, your mother was an ace gardener and your sister was a whiz at math. Indeed, the advantages of being part of a family are many.

================================================================================

And the same concept holds true for a family of mutual funds. By investing with a company that offers a large, diversified family of funds--each with a distinct investment goal and strategy--investors can benefit from flexibility, reduced sales charges and unified record-keeping. After consulting with your financial advisor, you can easily move from a growth fund to an income fund, for example (or vice versa), often without incurring sales charges. The sale or exchange of one mutual fund for another may, of course, have tax consequences.

    By investing in a family of funds, investors can qualify for reduced sales charges and breakpoints. Ways to do so include:

o RIGHTS OF ACCUMULATION -- If you buy shares over time, you may be eligible for reduced sales charges once they have met certain minimums.

o LETTER OF INTENT -- By promising, in writing, to invest a certain amount of money over a 13-month period, you may qualify for reduced sales charges, depending on the amount invested.

o LARGE INITIAL INVESTMENTS -- While most mutual funds allow for relatively small initial investments, larger initial investments may earn you a reduced sales charge.

o DIVIDEND REINVESTMENT -- All dividends and capital gains reinvested in a fund buy shares at net asset value (with no sales charge) rather than at the public offering price (which includes a sales charge).

MAKE YOUR FINANCIAL ADVISOR A PART OF THE FAMILY

Every family member is different; each has his or her own unique needs, goals, time horizons, and risk tolerances. Your brother may be concerned about saving for his children's college expenses, while your mother is concerned about her retirement needs. Financial advisors understand this, and an advisor can help identify investments that meet your individual needs, goals and preferences.

    A good financial advisor knows that diversification can reduce risk, since stocks and bonds behave differently in various market conditions. An advisor can help design asset-allocation strategies that combine all your investments and other financial resources into one comprehensive package. The idea is to spread assets over several investment categories --stocks, bonds and cash, to name just three--to minimize risk and to increase the odds that short- and long-range financial goals can be achieved. Indeed, as discussed earlier, one of the advantages of investing in a family of mutual funds is the flexibility to easily exchange funds.

SO REMEMBER:

o Visit your financial advisor annually for a "check-up." You and your advisor can make sure your investments are still on track--or can decide what changes are required.

o Talk to your financial advisor before changing your existing investments--or making any new ones.

o Contact your advisor any time market conditions or world events make you uneasy about your investments. He or she can help you focus on your long-term goals and strategy.

For more complete information about any AIM fund, including the risks, sales charges and expenses, obtain the appropriate prospectus(es) from your financial advisor. Please read the prospectus(es) carefully before you invest or send money.

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS                  INTERNATIONAL/GLOBAL EQUITY FUNDS        A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry
        MORE AGGRESSIVE                              MORE AGGRESSIVE                 since 1976 and manages approximately
                                                                                     $135 billion in assets for more than 9
AIM Opportunities I(1)(2)                    AIM Developing Markets                  million shareholders, including
AIM Opportunities II(1)(2)                   AIM European Small Company              individual investors, corporate clients
AIM Opportunities III(1)(2)                  AIM Asia Pacific Growth(2)              and financial institutions.*
AIM Emerging Growth                          AIM International Emerging Growth
AIM Small Cap Growth(3)                      AIM Global Aggressive Growth                The AIM Family of Funds--Registered
AIM Aggressive Growth                        AIM European Growth(2)                  Trademark-- is distributed nationwide.
AIM Mid Cap Growth                           AIM Euroland Growth(4)                  AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends                  AIM International Growth(2)             of the world's largest independent
AIM Constellation                            AIM Global Growth                       financial services companies with $364
AIM Large Cap Growth                         AIM Worldwide Spectrum                  billion in assets under management.*
AIM Weingarten                               AIM Global Trends
AIM Small Cap Equity                         AIM International Core Equity(2)
AIM Capital Development
AIM Mid Cap Core Equity(2)                           MORE CONSERVATIVE
AIM Select Equity
AIM Premier Equity II(2)                            SECTOR EQUITY FUNDS
AIM Premier Equity(2)
AIM Blue Chip                                         MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                    AIM New Technology
AIM Charter                                  AIM Global Science and Technology(2)
AIM Basic Value                              AIM Global Energy(5)
AIM Large Cap Basic Value                    AIM Global Infrastructure(4)
AIM Balanced                                 AIM Global Financial Services
AIM Basic Balanced                           AIM Global Health Care
                                             AIM Global Utilities
     MORE CONSERVATIVE                       AIM Real Estate

                                                       MORE CONSERVATIVE

                              FIXED-INCOME FUNDS

     TAXABLE FIXED-INCOME FUNDS                   TAX-FREE FIXED-INCOME FUNDS

           MORE AGGRESSIVE                              MORE AGGRESSIVE

AIM High Yield II                            AIM High Income Municipal
AIM High Yield                               AIM Municipal Bond
AIM Strategic Income                         AIM Tax-Free Intermediate
AIM Income                                   AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                                  MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

     MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (4) On 8/23/02, AIM Euroland Growth Fund and AIM Global Infrastructure Fund were closed to new investors. (5) On 9/1/01 AIM Global Resources Fund was renamed AIM Global Energy Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 6/30/02                                          [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                      MCBV-SAR-1

A I M DISTRIBUTORS, INC.

                        SEMIANNUAL REPORT / JUNE 30, 2002

                             AIM NEW TECHNOLOGY FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                  LOUIS PASTEUR, FRENCH CHEMIST AND BIOLOGIST,

                 IN HIS LABORATORY BY ALBERT GUSTAF A. EDELFELT

THE FRENCH CHEMIST LOUIS PASTEUR DEVOTED HIS LIFE TO SOLVING PRACTICAL PROBLEMS

  THROUGH DISCOVERIES THAT REVOLUTIONIZED CHEMISTRY, INDUSTRY, AGRICULTURE AND

 MEDICINE. HIS DISCOVERIES GREATLY IMPROVED THE HUMAN CONDITION AND CREATED NEW

 TECHNOLOGIES FROM WHICH THE WORLD COULD PROFIT. MANAGERS OF AIM NEW TECHNOLOGY

  FUND SEEK TO INVEST IN COMPANIES THAT CONTINUE TO EMBODY PASTEUR'S SPIRIT OF

                            INNOVATION AND DISCOVERY.

================================================================================

AIM New Technology Fund seeks long-term growth of capital by investing primarily in stocks of technology and science companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o The fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions, and changes in net asset value.

o Had the advisor not absorbed fund expenses, total returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The fund's average annual total returns (including sales charges) for periods ended 6/30/02 are as follows: Class A shares, inception (8/31/00), -53.46%, one year, -45.96%. Class B shares, inception (8/31/00), -53.45%, one year -46.22%. Class C shares, inception (8/31/00), -52.30%, one year -43.74%.

o Past performance cannot guarantee comparable future results. Due to recent significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Call your financial advisor for more current performance.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

o The value of the fund's shares is particularly vulnerable to factors affecting the technology and science industries, such as substantial government regulations and the need for governmental approvals, dependency on consumer and business acceptance as new technologies evolve, and large and rapid price movements resulting from, among other things, fierce competition in these industries. Additional factors affecting the technology and science industries and the value of fund shares include rapid obsolescence of products and services, short product cycles and aggressive pricing. Many technology and science companies are small and at an early state of development and, therefore, may be subject to risks such as limited product lines, markets, and financial and managerial resources.

o Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Science and Technology Fund Index represents an average of the performance of the 30 largest science and technology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o The unmanaged Pacific Stock Exchange Technology 100 Index (the PSE Technology 100) is a price-weighted index of 100 listed and over-the-counter technology stocks from 15 technology-related industries.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           Our nation and markets have been shaken lately by terrorism
ROBERT H.           and war, an economic downturn, and a two-year bear market
GRAHAM]             for equities. But perhaps most seriously for us as
                    investors, reports of accounting and other irregularities at a few companies have damaged confidence in corporate governance and financial reporting. Such confidence is essential to the efficient functioning of financial markets.
                    We will support legislative or regulatory changes that may be desirable to assure accurate financial disclosure and sounder business ethics.

                        It is worth noting that, despite extensive media
                    coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the U.S. Financial and regulatory institutions and individual firms are already responding.

    For example, by the time you receive this, the New York Stock Exchange likely will have implemented new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors. They raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. They mandate shareholder votes on equity-based compensation such as stock options. They require chief executives to attest to the accuracy and completeness of information provided to investors. As companies and regulators focus on improving standards in this area, I am certain our markets, and investors' trust in them, will become stronger.

    It is also worth noting, as Federal Reserve Chairman Alan Greenspan did in recent Congressional testimony, that our economy is sound, with manufacturing and services expanding. Inflation is under control, and productivity and profits are rising.

    As I write this, the disconnect between the health of the economy and the bearishness of the equity markets is unusual. Major equity indexes are off from 30% to 75% from their highs. AIM's funds have not been immune. I am well aware that your investments in our funds may have declined, perhaps significantly. Since I and the vast majority of AIM employees invest in our funds, directly or through AIM's retirement plans, we understand how unpleasant this has been. All of us at AIM thank you for staying with us during this period. We are working diligently to maintain your trust and confidence.

    While we certainly believe that the worst is behind us, unfortunately we cannot assure you that you will not experience even further declines if equity markets continue to weaken. All we can be sure of is that at some point, hopefully soon, equities will recover. We continue to position our funds for that recovery.

    As always, we encourage you to see your financial advisor for a portfolio checkup and a fresh look at your investing objectives. Especially during such a tough market, it can be difficult to focus on the long term. Your financial advisor can help.

REASONS FOR LONG-TERM OPTIMISM

Despite recent scandals, we caution shareholders against becoming unduly pessimistic. I am optimistic about the long-term prospects for the U.S. and our markets. A great deal of the world's intellectual capital resides within our borders, and our political and business structure has provided unparalleled incentive for hard work and innovation. As noted investor Warren Buffett observed, anyone who has bet against America the past 250 years has lost.

    Other investments also have appealing potential. The likelihood of stable interest rates is strong, and bonds typically do well in such an environment. Internationally, European economic data point to a pickup in manufacturing and consumer confidence, and in Asia, export-led recovery is a dominant theme.

    However, no one anticipates a return to the heady days of the 1990s. Realistic expectations would serve us all well. Over the very long term, annual returns for domestic equities have averaged approximately 10%; fixed-income investments typically return less.

    As we all know, bull markets do end. So do bear markets. We are hopeful that the equity markets, which many experts consider significantly undervalued right now, will soon recover.

    The following pages contain your fund managers' discussion of factors that influenced your fund and how they managed the fund during the six months covered by this report.

    Briefly, technology stocks remained under pressure. For the six months covered by this report, Class A shares of AIM New Technology Fund produced a total return of -32.03% at net asset value while similar funds in the Lipper Science and Technology Index produced an almost identical average return of -32.67%.

    You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
July 29, 2002

TECH STOCKS OUT OF FAVOR AS MARKETS REMAIN VOLATILE

HOW DID AIM NEW TECHNOLOGY FUND PERFORM?

Tech stocks fared poorly during the six months ended June 30, 2002. The fund's market benchmark, the Pacific Stock Exchange Technology 100, a tech-sector index, returned -25.29% and the Lipper Science and Technology Fund Index returned -32.67%. Fund shares sustained similar losses. At net asset value, meaning excluding sales charges, the fund's Class A, Class B and Class C shares returned -32.03%, -32.55% and -32.28%, respectively, for the six-month reporting period.

WHAT WERE THE TRENDS IN THE ECONOMY AND THE STOCK MARKET?

The economy showed signs of improvement throughout the reporting period. Gross domestic product (GDP), the broadest measure of U.S. economic activity, grew at an annualized rate of 5.0% in the first quarter of 2002, and retail sales and consumer confidence generally remained strong. The government's initial estimate of GDP for the second quarter was 1.1%. The U.S. Federal Reserve (the Fed) held short-term interest rates at 40-year lows as it waited for more definitive signs of recovery; it was able to do so in part because inflation remained under control and energy prices moderated somewhat.

    But investors shrugged off generally positive economic news. The possibility of additional terrorist attacks, and geopolitical developments in the Middle East and on the Indian subcontinent, put investors on edge. Also, a series of high-profile accounting scandals and alleged corporate misdeeds seriously undermined investor confidence and caused some investors to seek safety in fixed-income or money market investments. This lack of investor confidence caused the major market indexes to decline for most of the reporting period, with large-cap stocks and growth stocks being hardest hit.

WHY WERE TECH STOCKS WEAKER THAN THE BROAD STOCK MARKET?

In addition to investor unease about the stock market generally, several factors contributed to weakness in the tech sector specifically. A flurry of earnings warnings from tech companies, brokerage downgrades of a number of high-profile tech companies, stagnant or even deteriorating corporate IT budgets, and a slower-than-expected economic recovery caused many investors to abandon the sector. Additionally, weak earnings, bankruptcy filings and allegations of fraud by a few well-known telecommunications companies cast a pall over virtually all technology-related stocks. Weak corporate profits prompted a number of companies to postpone new technology-related capital expenditures, particularly software upgrades. An exception was security software, which remained strong for most of the reporting period.

HOW DID YOU MANAGE THE FUND?

In an extraordinarily difficult environment, bottom-up research proved important in helping us select individual stocks and industries within the information technology sector. A long-term investment perspective and our continuing belief that technology will reshape how we live, communicate, work, shop, entertain ourselves, and do business helped as well. At the close of the reporting period, we were focused on four areas that accounted for approximately two-thirds of the fund's total net assets.

o Semiconductors--The semiconductor industry has often been among the first technology-related industries to benefit from economic recoveries. Semiconductors continue to be the "brains" behind more and more consumer products.

================================================================================

PERFORMANCE: S&P 500 INFORMATION TECHNOLOGY SECTOR 6/30/98-6/30/02

The chart shows the performance of the S&P 500 information technology sector for the five years ended June 30, 2002. The fund's inception on August 31, 2000 came near the beginning of a massive decline in the information technology sector, which has adversely affected the fund's performance.

                                  [LINE GRAPH]

6/98    $335.89     8/99    $597.16     10/00   $674.3      12/01   $352.7
7/98     350.48     9/99     594.47     11/00    535.41     1/02     357.53
8/98     293        10/99    605        12/00    476.64     2/02     307.34
9/98     331.83     11/99    673.12     1/01     562.02     3/02     326.35
10/98    354.04     12/99    807.44     2/01     404.58     4/02     285.9
11/98    394.69     1/00     745.4      3/01     353.1      5/02     274.82
12/98    452.51     2/00     845.94     4/01     412.85     6/02     241.37
1/99     530.69     3/00     916.71     5/01     392.18
2/99     465.45     4/00     833.68     6/01     396.69
3/99     507.55     5/00     746.2      7/01     373.09
4/99     513.17     6/00     831.85     8/01     325.98
5/99     506.62     7/00     792.1      9/01     261.85
6/99     566.61     8/00     880.71     10/01    307.35
7/99     562.7      9/00     715.78     11/01    359.73

Source: Bloomberg

================================================================================

PORTFOLIO COMPOSITION

As of 6/30/02, based on total net assets

========================================================================================================
TOP 10 HOLDINGS                                        TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------
 1. Integrated Circuit Systems, Inc.         3.7%      1. Semiconductors                           24.5%

 2. Microchip Technology Inc.                3.0       2. Application Software                     12.5

 3. Taiwan Semiconductor Manufacturing       2.7       3. Internet Software & Services              8.7
    Co. Ltd.-ADR (Taiwan)

 4. ESS Technology, Inc.                     2.7       4. Biotechnology                             8.2

 5. Activision, Inc.                         2.4       5. Semiconductor Equipment                   7.7

 6. Dell Computer Corp.                      2.3       6. Aerospace & Defense                       6.7

 7. Electronic Arts Inc.                     2.3       7. Electronic Equipment & Instruments        5.4

 8. eBay Inc.                                2.3       8. Computer Storage & Peripherals            2.7

 9. Symantec Corp.                           2.3       9. Computer Hardware                         2.3

10. Gilead Sciences, Inc.                    2.3      10. Internet Retail                           2.3

TOTAL NET ASSETS: $46.2 MILLION TOTAL HOLDINGS: 80

The fund's portfolio is subject to change, and there is no assurance the fund will continue to hold any particular security.
========================================================================================================

o Software--Software companies have some of the best profit margins within the IT sector. While the industry as a whole was weak during the reporting period, we concentrated on security and gaming software, which remained strong.

o Biotechnology--While the industry as a whole suffered, many of our biotechnology holdings beat earnings estimates and/or reported that their sales and earnings per share continued to grow.

o Aerospace & Defense--Our technology-related aerospace and defense stocks were among the fund's best-performing holdings. Given geopolitical developments and the government's emphasis on homeland security, we believe many of these stocks have the potential for continued appreciation.

WHAT WERE SOME OF THE FUND'S MAJOR HOLDINGS AT THE CLOSE OF THE REPORTING
PERIOD?

We'll mention two top-10 holdings that performed well for the fund, and one that did not, but still has long-term potential.

o Activision, the second-largest U.S. video game publisher, continues to grow despite the weak economy and stock market. The company develops its own games and licenses properties from Disney and Marvel (not fund holdings) for games that run on all three major console game systems. Sales of video games and console systems have been strong in 2002 and appear poised to remain so.

o Gilead Sciences is developing treatments for infectious diseases (including the flu, HIV and infections related to AIDS) and cancer. The company's broad and diverse product line has attracted the attention of investors as well as larger pharmaceutical companies. The company has marketing alliances with Pharmacia and Hoffman-LaRoche (not fund holdings).

o Dell Computer is the world's largest direct-sale computer manufacturer and the industry's low-cost producer. While Dell has not been able to escape the effects of sharply lower corporate IT spending, it has managed to turn a profit in a very difficult environment. While the stock fell in value slightly during the reporting period, it fared much better than the stock market generally or tech stocks in particular.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

In June, the Fed acknowledged that the economy was growing, albeit moderately and somewhat unevenly. The Fed cited continued improvement in the manufacturing sector, increased semiconductor orders, and continued strength in the residential real estate market. But it also found that manufacturing gains were uneven across industries, telecommunications equipment sales remained weak, and commercial real estate markets were sluggish.

    In the last several weeks of the reporting period, a lack of investor confidence overshadowed generally improving economic statistics. What corporations, investment firms and government officials do in the months ahead to bolster investor confidence will significantly influence stock market performance going forward. A recovery in the tech sector will require unambiguous signs that corporate profits are improving and that businesses are increasing their IT budgets. While we cannot predict precisely when such signs will become clear, we remain convinced that technological innovations will, on a long-term basis, continue to reshape our lives.

PORTFOLIO MANAGEMENT TEAM

Abel Garcia (Lead Manager)
David P. Barnard
Robert Lloyd

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


                                                            MARKET
                                               SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-96.57%

AEROSPACE & DEFENSE-6.69%

Alliant Techsystems Inc.(a)                    10,050     $   641,190
---------------------------------------------------------------------
Armor Holdings, Inc.(a)                        10,000         255,000
---------------------------------------------------------------------
Engineered Support Systems, Inc.               19,700       1,030,310
---------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)           16,400         885,600
---------------------------------------------------------------------
Rockwell Collins, Inc.                         10,000         274,200
=====================================================================
                                                            3,086,300
=====================================================================

APPLICATION SOFTWARE-12.53%

Activision, Inc.(a)                            37,400       1,086,844
---------------------------------------------------------------------
Cerner Corp.(a)                                13,600         650,488
---------------------------------------------------------------------
Documentum, Inc.(a)                            18,100         217,200
---------------------------------------------------------------------
Electronic Arts Inc.(a)                        16,000       1,056,800
---------------------------------------------------------------------
FileNet Corp.(a)                               20,800         301,600
---------------------------------------------------------------------
HPL Technologies, Inc.(a)                      42,800         644,568
---------------------------------------------------------------------
Intuit Inc.(a)                                  4,900         243,628
---------------------------------------------------------------------
JDA Software Group, Inc.(a)                    19,000         536,940
---------------------------------------------------------------------
Mercury Interactive Corp.(a)                   26,700         613,032
---------------------------------------------------------------------
Secure Computing Corp.(a)                      27,300         206,115
---------------------------------------------------------------------
Take-Two Interactive Software, Inc.(a)         11,100         228,549
=====================================================================
                                                            5,785,764
=====================================================================

AUTO PARTS & EQUIPMENT-0.55%

Gentex Corp.(a)                                 9,200         252,724
=====================================================================

BIOTECHNOLOGY-8.19%

Cephalon, Inc.(a)                               4,100         185,320
---------------------------------------------------------------------
Gilead Sciences, Inc.(a)                       31,900       1,048,872
---------------------------------------------------------------------
Harvard Bioscience, Inc.(a)                    62,800         351,052
---------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                  14,000         496,300
---------------------------------------------------------------------
Medarex, Inc.(a)                               14,800         109,816
---------------------------------------------------------------------
OraSure Technologies, Inc.(a)                  23,500         152,750
---------------------------------------------------------------------
PRAECIS Pharmaceutical Inc.(a)                 72,100         250,908
---------------------------------------------------------------------
SangStat Medical Corp.(a)                      37,200         854,856
---------------------------------------------------------------------
Trimeris, Inc.(a)                               7,500         332,925
=====================================================================
                                                            3,782,799
=====================================================================

COMPUTER & ELECTRONICS RETAIL-0.79%

CDW Computer Centers, Inc.(a)                   7,800         365,118
=====================================================================

COMPUTER HARDWARE-2.34%

Dell Computer Corp.(a)                         41,400       1,082,196
=====================================================================

COMPUTER STORAGE & PERIPHERALS-2.74%

Lexmark International, Inc.(a)                  2,100         114,240
---------------------------------------------------------------------

                                                            MARKET
                                               SHARES        VALUE

COMPUTER STORAGE & PERIPHERALS-(CONTINUED)

Overland Storage, Inc.(a)                      22,200     $   365,856
---------------------------------------------------------------------
Storage Technology Corp.(a)                    22,800         364,116
---------------------------------------------------------------------
Western Digital Corp.(a)                       129,000        419,250
=====================================================================
                                                            1,263,462
=====================================================================

DATA PROCESSING SERVICES-1.37%

Concord EFS, Inc.(a)                           14,500         437,030
---------------------------------------------------------------------
Fiserv, Inc.(a)                                 5,300         194,563
=====================================================================
                                                              631,593
=====================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-5.38%

FLIR Systems, Inc.(a)                           6,000         251,820
---------------------------------------------------------------------
Itron, Inc.(a)                                 31,900         836,737
---------------------------------------------------------------------
OSI Systems, Inc.(a)                           37,000         733,710
---------------------------------------------------------------------
Photon Dynamics, Inc.(a)                       22,100         663,000
=====================================================================
                                                            2,485,267
=====================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.51%

Accredo Health, Inc.(a)                         9,900         456,786
---------------------------------------------------------------------
IMPATH Inc.(a)                                 13,400         240,530
=====================================================================
                                                              697,316
=====================================================================

HEALTH CARE EQUIPMENT-0.95%

Endocare, Inc.(a)                              33,300         439,893
=====================================================================

HEALTH CARE SUPPLIES-0.82%

ICU Medical, Inc.(a)                           12,300         380,070
=====================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.51%

Intrado Inc.(a)                                35,900         695,024
=====================================================================

INTERNET RETAIL-2.28%

eBay Inc.(a)                                   17,100       1,053,702
=====================================================================

INTERNET SOFTWARE & SERVICES-8.72%

Expedia, Inc.-Class A(a)                        8,400         498,036
---------------------------------------------------------------------
Hotels.com-Class A(a)                           5,200         219,596
---------------------------------------------------------------------
McAfee.com Corp.(a)                            39,100         572,424
---------------------------------------------------------------------
Overture Services, Inc.(a)                     34,200         854,316
---------------------------------------------------------------------
Retek Inc.(a)                                  22,900         556,470
---------------------------------------------------------------------
WebEx Communications, Inc.(a)                  38,500         612,150
---------------------------------------------------------------------
Websense, Inc.(a)                              27,800         710,846
=====================================================================
                                                            4,023,838
=====================================================================

IT CONSULTING & SERVICES-1.44%

Affiliated Computer Services, Inc.-Class A(a)  14,000         664,720
=====================================================================


                                                            MARKET
                                               SHARES        VALUE

NETWORKING EQUIPMENT-1.60%

Emulex Corp.(a)                                32,900     $   740,579
=====================================================================

PHARMACEUTICALS-0.72%

Ligand Pharmaceuticals Inc.-Class B(a)         23,000         333,500
=====================================================================

PUBLISHING-0.60%

Getty Images, Inc.(a)                          12,600         274,302
=====================================================================

SEMICONDUCTOR EQUIPMENT-7.67%

ASE Test Ltd. (Taiwan)(a)                      58,000         562,600
---------------------------------------------------------------------
Brooks-PRI Automation, Inc.(a)                 24,600         628,776
---------------------------------------------------------------------
Cymer, Inc.(a)                                  3,000         105,120
---------------------------------------------------------------------
KLA-Tencor Corp.(a)                            16,100         708,239
---------------------------------------------------------------------
Lam Research Corp.(a)                          28,100         505,238
---------------------------------------------------------------------
Novellus Systems, Inc.(a)                      18,900         642,600
---------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                      11,500         390,195
=====================================================================
                                                            3,542,768
=====================================================================

SEMICONDUCTORS-24.53%

Analog Devices, Inc.(a)                        20,300         602,910
---------------------------------------------------------------------
ChipPAC, Inc.-Class A(a)                       43,000         265,740
---------------------------------------------------------------------
Cirrus Logic, Inc.(a)                          76,100         569,989
---------------------------------------------------------------------
ESS Technology, Inc.(a)                        71,500       1,254,110
---------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)            84,000       1,695,960
---------------------------------------------------------------------
Intersil Corp.-Class A(a)                      44,900         959,962
---------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)     34,200         680,238
---------------------------------------------------------------------
Microchip Technology Inc.(a)                   50,100       1,374,243
---------------------------------------------------------------------

                                                            MARKET
                                               SHARES        VALUE

SEMICONDUCTORS-(CONTINUED)

QLogic Corp.(a)                                16,700     $   636,270
---------------------------------------------------------------------
RF Micro Devices, Inc.(a)                       7,800          59,436
---------------------------------------------------------------------
Semtech Corp.(a)                               34,300         915,810
---------------------------------------------------------------------
Silicon Laboratories Inc.(a)                   37,200       1,041,228
---------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                            97,460       1,266,980
=====================================================================
                                                           11,322,876
=====================================================================

SYSTEMS SOFTWARE-2.28%

Symantec Corp.(a)                              32,000       1,051,200
=====================================================================

TELECOMMUNICATIONS EQUIPMENT-1.36%

Polycom, Inc.(a)                               12,700         152,273
---------------------------------------------------------------------
UTStarcom, Inc.(a)                             23,600         476,012
=====================================================================
                                                              628,285
=====================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $50,422,903)                         44,583,296
=====================================================================

MONEY MARKET FUNDS-3.72%

STIC Liquid Assets Portfolio(b)                858,778        858,778
---------------------------------------------------------------------
STIC Prime Portfolio(b)                        858,778        858,778
=====================================================================
    Total Money Market Funds (Cost
      $1,717,556)                                           1,717,556
=====================================================================
TOTAL INVESTMENTS-100.29% (Cost $52,140,459)               46,300,852
=====================================================================
OTHER ASSETS LESS LIABILITIES-(0.29%)                        (133,291)
=====================================================================
NET ASSETS-100.00%                                        $46,167,561
_____________________________________________________________________
=====================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $52,140,459)                                  $46,300,852
-----------------------------------------------------------
Receivables for:
  Investments sold                                  646,451
-----------------------------------------------------------
  Fund shares sold                                   58,640
-----------------------------------------------------------
  Dividends                                           2,449
-----------------------------------------------------------
Investment for deferred compensation plan            10,506
-----------------------------------------------------------
Other assets                                         22,354
===========================================================
    Total assets                                 47,041,252
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             507,271
-----------------------------------------------------------
  Fund shares reacquired                            221,180
-----------------------------------------------------------
  Deferred compensation plan                         10,506
-----------------------------------------------------------
Accrued distribution fees                            60,699
-----------------------------------------------------------
Accrued trustees' fees                                  302
-----------------------------------------------------------
Accrued transfer agent fees                          42,737
-----------------------------------------------------------
Accrued operating expenses                           30,996
===========================================================
    Total liabilities                               873,691
===========================================================
Net assets applicable to shares outstanding     $46,167,561
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $24,751,202
___________________________________________________________
===========================================================
Class B                                         $14,517,252
___________________________________________________________
===========================================================
Class C                                         $ 6,899,107
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           9,499,759
___________________________________________________________
===========================================================
Class B                                           5,638,885
___________________________________________________________
===========================================================
Class C                                           2,678,173
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $      2.61
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $2.61 divided
      by 94.50%)                                $      2.76
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                       $      2.57
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                       $      2.58
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends from affiliated money market
  funds                                        $     25,247
-----------------------------------------------------------
Dividends                                             1,272
===========================================================
    Total investment income                          26,519
===========================================================

EXPENSES:

Advisory fees                                       299,897
-----------------------------------------------------------
Administrative services fees                         24,795
-----------------------------------------------------------
Custodian fees                                       11,992
-----------------------------------------------------------
Distribution fees -- Class A                         57,790
-----------------------------------------------------------
Distribution fees -- Class B                         90,846
-----------------------------------------------------------
Distribution fees -- Class C                         43,937
-----------------------------------------------------------
Transfer agent fees                                 207,918
-----------------------------------------------------------
Trustees' fees                                        4,965
-----------------------------------------------------------
Other                                                59,285
===========================================================
    Total expenses                                  801,425
===========================================================
Less: Fees waived                                  (111,542)
-----------------------------------------------------------
    Expenses paid indirectly                           (619)
===========================================================
    Net expenses                                    689,264
===========================================================
Net investment income (loss)                       (662,745)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (8,030,424)
-----------------------------------------------------------
  Option contracts written                           26,729
===========================================================
                                                 (8,003,695)
===========================================================
Change in net unrealized appreciation
  (depreciation) of investment securities       (14,544,793)
===========================================================
Net gain (loss) from investment securities
  and option contracts                          (22,548,488)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(23,211,233)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (662,745)   $ (1,199,640)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    option contracts                                            (8,003,695)    (57,039,237)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (14,544,793)     19,156,038
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (23,211,233)    (39,082,839)
==========================================================================================
Share transactions-net:
  Class A                                                       (2,623,663)     18,653,815
------------------------------------------------------------------------------------------
  Class B                                                          266,499      11,339,309
------------------------------------------------------------------------------------------
  Class C                                                         (143,545)      5,592,841
==========================================================================================
    Net increase (decrease) in net assets                      (25,711,942)     (3,496,874)
==========================================================================================

NET ASSETS:

  Beginning of period                                           71,879,503      75,376,377
==========================================================================================
  End of period                                               $ 46,167,561    $ 71,879,503
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $129,256,145    $131,756,854
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (672,159)         (9,414)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and option contracts                            (76,576,818)    (68,573,123)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (5,839,607)      8,705,186
==========================================================================================
                                                              $ 46,167,561    $ 71,879,503
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM New Technology Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund's capital loss carryforward of $66,633,491 as of December 31, 2001 expires as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
   $ 1,713,194   December 31, 2008
   -------------------------------
    64,920,297   December 31, 2009
   -------------------------------
   $66,633,491
    ______________________________
   ===============================

E. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 2.00%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $111,542.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2002, AIM was paid $24,795 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS retained $130,914 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $57,790, $90,846 and $43,937, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $18,053 from sales of the Class A shares of the Fund during the six months ended June 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2002, AIM Distributors retained $2,465, $52 and $946 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $1,298 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $554 and reductions in custodian fees of $65 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $619.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                   $(66,633,491)
---------------------------------------------------------
Unrealized appreciation                         6,756,140
=========================================================
                                            $(59,877,351)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $47,757,212 and $48,191,263, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 2,756,339
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (8,693,893)
===========================================================
Net unrealized appreciation (depreciation)
  of investment securities                      $(5,937,554)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $52,238,406.

NOTE 8--CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2002 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ---------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
                                    ---------    --------
Beginning of period                     --       $     --
---------------------------------------------------------
Written                                270         54,783
---------------------------------------------------------
Closed                                (200)       (38,899)
---------------------------------------------------------
Exercised                              (70)       (15,884)
=========================================================
End of period                           --       $     --
_________________________________________________________
=========================================================

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2002               DECEMBER 31, 2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      2,858,825    $  9,968,002    10,000,780    $ 42,952,707
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        941,575       3,090,158     4,015,952      17,550,457
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,109,411       3,614,598     2,552,966      10,916,402
======================================================================================================================
Reacquired:
  Class A                                                     (3,791,298)    (12,591,665)   (6,054,184)    (24,298,892)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (898,156)     (2,823,659)   (1,587,360)     (6,211,148)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,176,270)     (3,758,143)   (1,346,193)     (5,323,561)
======================================================================================================================
                                                                (955,913)   $ (2,500,709)    7,581,961    $ 35,585,965
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                   CLASS A
                                                                ----------------------------------------------
                                                                                              AUGUST 31, 2000
                                                                SIX MONTHS                    (DATE OPERATIONS
                                                                  ENDED        YEAR ENDED      COMMENCED) TO
                                                                 JUNE 30,     DECEMBER 31,      DECEMBER 31,
                                                                   2002           2001              2000
                                                                ----------    ------------    ----------------
Net asset value, beginning of period                             $  3.84        $  6.74           $ 10.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.03)         (0.06)(a)         (0.02)(a)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.20)         (2.84)            (3.24)
=============================================================================================================
    Total from investment operations                               (1.23)         (2.90)            (3.26)
=============================================================================================================
Net asset value, end of period                                   $  2.61        $  3.84           $  6.74
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                   (32.03)%       (43.03)%          (32.60)%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $24,751        $40,097           $43,732
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  2.00%(c)       1.86%             1.72%(d)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               2.37%(c)       2.40%             2.47%(d)
=============================================================================================================
Ratio of net investment income (loss) to average net assets        (1.91)%(c)     (1.52)%           (0.66)%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate                                               84%           215%               54%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $33,296,420.
(d)  Annualized.


                                                                                   CLASS B
                                                                ----------------------------------------------
                                                                                              AUGUST 31, 2000
                                                                SIX MONTHS                    (DATE OPERATIONS
                                                                  ENDED        YEAR ENDED      COMMENCED) TO
                                                                 JUNE 30,     DECEMBER 31,      DECEMBER 31,
                                                                   2002           2001              2000
                                                                ----------    ------------    ----------------
Net asset value, beginning of period                             $  3.81          $  6.72           $ 10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.04)           (0.09)(a)         (0.04)(a)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.20)           (2.82)            (3.24)
===============================================================================================================
    Total from investment operations                               (1.24)           (2.91)            (3.28)
===============================================================================================================
Net asset value, end of period                                   $  2.57          $  3.81           $  6.72
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                   (32.55)%         (43.30)%          (32.80)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $14,517          $21,318           $21,296
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  2.65(%)(c)       2.51%             2.41%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               3.02%(c)         3.05%             3.16%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets        (2.56)%(c)       (2.17)%           (1.36)%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                               84%             215%               54%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $18,319,769.
(d)  Annualized.

                                                                                 CLASS C
                                                              ----------------------------------------------
                                                                                            AUGUST 31, 2000
                                                              SIX MONTHS                    (DATE OPERATIONS
                                                                ENDED        YEAR ENDED      COMMENCED) TO
                                                               JUNE 30,     DECEMBER 31,      DECEMBER 31,
                                                                 2002           2001              2000
                                                              ----------    ------------    ----------------
Net asset value, beginning of period                            $ 3.81        $  6.73           $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)         (0.09)(a)         (0.04)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.19)         (2.83)            (3.23)
============================================================================================================
    Total from investment operations                             (1.23)         (2.92)            (3.27)
____________________________________________________________________________________________________________
============================================================================================================
Net asset value, end of period                                  $ 2.58        $  3.81           $  6.73
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                 (32.28)%       (43.39)%          (32.70)%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $6,899        $10,465           $10,349
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.65%(c)       2.51%             2.41%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             3.02%(c)       3.05%             3.16%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets      (2.56)%(c)     (2.17)%           (1.35)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                             84%           215%               54%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $8,860,236.
(d)  Annualized.

AS OF JUNE 30, 2002

BOARD OF TRUSTEES          OFFICERS                                 OFFICE OF THE FUND

Robert H. Graham           Robert H. Graham                         11 Greenway Plaza
                           Chairman and President                   Suite 100
Frank S. Bayley                                                     Houston, TX 77046
                           Carol F. Relihan
Bruce L. Crockett          Senior Vice President and Secretary      INVESTMENT ADVISOR

Albert R. Dowden           Gary T. Crum                             A I M Advisors, Inc.
                           Senior Vice President                    11 Greenway Plaza
Edward K. Dunn Jr.                                                  Suite 100
                           Dana R. Sutton                           Houston, TX 77046
Jack M. Fields             Vice President and Treasurer
                                                                    TRANSFER AGENT
Carl Frischling            Robert G. Alley
                           Vice President                           A I M Fund Services, Inc.
Prema Mathai-Davis                                                  P.O. Box 4739
                           Stuart W. Coco                           Houston, TX 77210-4739
Lewis F. Pennock           Vice President
                                                                    CUSTODIAN
Ruth H. Quigley            Melville B. Cox
                           Vice President                           State Street Bank and Trust Company
Louis S. Sklar                                                      225 Franklin Street
                           Karen Dunn Kelley                        Boston, MA 02110
                           Vice President
                                                                    COUNSEL TO THE FUND
                           Edgar M. Larsen
                           Vice President                           Ballard Spahr
                                                                    Andrews & Ingersoll, LLP
                                                                    1735 Market Street
                                                                    Philadelphia, PA 19103

                                                                    COUNSEL TO THE TRUSTEES

                                                                    Kramer, Levin, Naftalis & Frankel LLP
                                                                    919 Third Avenue
                                                                    New York, NY 10022

                                                                    DISTRIBUTOR

                                                                    A I M Distributors, Inc.
                                                                    11 Greenway Plaza
                                                                    Suite 100
                                                                    Houston, TX 77046

                             EQUITY FUNDS

    DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry since
       MORE AGGRESSIVE                          MORE AGGRESSIVE                      1976 and manages approximately $135 billion in
                                                                                     assets for more than 9 million shareholders,
AIM Opportunities I(1,2)                 AIM Developing Markets                      including individual investors, corporate
AIM Opportunities II(1,2)                AIM European Small Company                  clients and financial institutions.*
AIM Opportunities III(1,2)               AIM Asia Pacific Growth(2)
AIM Emerging Growth                      AIM International Emerging Growth           The AIM Family of Funds--Registered Trademark--
AIM Small Cap Growth(3)                  AIM Global Aggressive Growth                is distributed nationwide. AIM is a subsidiary
AIM Aggressive Growth                    AIM European Growth(2)                      of AMVESCAP PLC, one of the world's largest
AIM Mid Cap Growth                       AIM Euroland Growth(4)                      independent financial services companies with
AIM Dent Demographic Trends              AIM International Growth(2)                 $364 billion in assets under management.*
AIM Constellation                        AIM Global Growth
AIM Large Cap Growth                     AIM Worldwide Spectrum
AIM Weingarten                           AIM Global Trends
AIM Small Cap Equity                     AIM International Core Equity(2)
AIM Capital Development
AIM Mid Cap Core Equity(2)                     MORE CONSERVATIVE
AIM Select Equity
AIM Premier Equity II(2)                      SECTOR EQUITY FUNDS
AIM Premier Equity(2)
AIM Blue Chip                                   MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                AIM New Technology
AIM Charter                              AIM Global Science and Technology(2)
AIM Basic Value                          AIM Global Energy(5)
AIM Large Cap Basic Value                AIM Global Infrastructure(4)
AIM Balanced                             AIM Global Financial Services
AIM Basic Balanced                       AIM Global Health Care
                                         AIM Global Utilities
                                         AIM Real Estate

         MORE CONSERVATIVE                     MORE CONSERVATIVE

                          FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                          MORE AGGRESSIVE

AIM High Yield II                         AIM High Income Municipal
AIM High Yield                            AIM Municipal Bond
AIM Strategic Income                      AIM Tax-Free Intermediate
AIM Income                                AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                          MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

         MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (4) On 8/23/02, AIM Euroland Growth Fund and AIM Global Infrastructure Fund were closed to new investors. (5) On 9/1/01 AIM Global Resources Fund was renamed AIM Global Energy Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 6/30/02                                          [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       NTE-SAR-1

A I M DISTRIBUTORS, INC.

                        SEMIANNUAL REPORT / JUNE 30, 2002

                                AIM VALUE II FUND

   On July 1, 2002, AIM Value II Fund was renamed AIM Premier Equity II Fund.

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                   COMMON AMERICAN SWAN BY JOHN JAMES AUDUBON

    THE SWAN IS EMBLEMATIC OF THE CAPACITY TO GROW TO GREAT SIZE AND BEAUTY

   FROM VERY UNIMPRESSIVE BEGINNINGS. STOCKS SELECTED WHEN THEY ARE UNDERVAL-

     UED MAY LOOK UNREMARKABLE THEN, BUT WITH TIME THEY MAY ALSO GROW TO BE

                                VERY ATTRACTIVE.

================================================================================

AIM Value II Fund (renamed AIM Premier Equity II Fund on July 1, 2002) is for shareholders who seek long-term growth of capital. The fund invests in stocks of companies of any size, with strong earnings and attractive valuations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

   AIM Value II Fund's performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.

   When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase.

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

   The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment made in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

   The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

   The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

   The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/02, including sales charges

================================================================================

CLASS A SHARES
 Inception (8/31/00)         -28.16%
  1 Year                     -33.00

CLASS B SHARES
 Inception (8/31/00)         -28.00%
  1 Year                     -33.04

CLASS C SHARES
 Inception (8/31/00)         -26.45%
  1 Year                     -30.35

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. BECAUSE OF RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR INVESTMENT ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           Our nation and markets have been shaken lately by terrorism
ROBERT H.           and war, an economic downturn, and a two-year bear market
GRAHAM]             for equities. But perhaps most seriously for us as
                    investors, reports of accounting and other irregularities at a few companies have damaged confidence in corporate governance and financial reporting. Such confidence is essential to the efficient functioning of financial markets.
                    We will support legislative or regulatory changes that may be desirable to assure accurate financial disclosure and sounder business ethics.

                       It is worth noting that, despite extensive media coverage
                    of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the U.S. Financial and regulatory institutions and individual firms are already responding.

   For example, by the time you receive this, the New York Stock Exchange likely will have implemented new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors. They raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. They mandate shareholder votes on equity-based compensation such as stock options. They require chief executives to attest to the accuracy and completeness of information provided to investors. As companies and regulators focus on improving standards in this area, I am certain our markets, and investors' trust in them, will become stronger.

   It is also worth noting, as Federal Reserve Chairman Alan Greenspan did in recent Congressional testimony, that our economy is sound, with manufacturing and services expanding. Inflation is under control, and productivity and profits are rising.

   As I write this, the disconnect between the health of the economy and the bearishness of the equity markets is unusual. Major equity indexes are off from 30% to 75% from their highs. AIM's funds have not been immune. I am well aware that your investments in our funds may have declined, perhaps significantly. Since I and the vast majority of AIM employees invest in our funds, directly or through AIM's retirement plans, we understand how unpleasant this has been. All of us at AIM thank you for staying with us during this period. We are working diligently to maintain your trust and confidence.

   While we certainly believe that the worst is behind us, unfortunately we cannot assure you that you will not experience even further declines if equity markets continue to weaken. All we can be sure of is that at some point, hopefully soon, equities will recover. We continue to position our funds for that recovery.

   As always, we encourage you to see your financial advisor for a portfolio checkup and a fresh look at your investing objectives. Especially during such a tough market, it can be difficult to focus on the long term. Your financial advisor can help.

REASONS FOR LONG-TERM OPTIMISM

Despite recent scandals, we caution shareholders against becoming unduly pessimistic. I am optimistic about the long-term prospects for the U.S. and our markets. A great deal of the world's intellectual capital resides within our borders, and our political and business structure has provided unparalleled incentive for hard work and innovation. As noted investor Warren Buffett observed, anyone who has bet against America the past 250 years has lost.

   Other investments also have appealing potential. The likelihood of stable interest rates is strong, and bonds typically do well in such an environment. Internationally, European economic data point to a pickup in manufacturing and consumer confidence, and in Asia, export-led recovery is a dominant theme.

   However, no one anticipates a return to the heady days of the 1990s. Realistic expectations would serve us all well. Over the very long term, annual returns for domestic equities have averaged approximately 10%; fixed-income investments typically return less.

   As we all know, bull markets do end. So do bear markets. We are hopeful that the equity markets, which many experts consider significantly undervalued right now, will soon recover.

   The following pages contain your fund managers' discussion of factors that influenced your fund and how they managed the fund during the six months covered by this report.

   This is the first report we have sent since AIM Value II Fund changed its name to AIM Premier Equity II Fund on July 1, 2002. Class A shares of the fund posted total return of -18.41% at net asset value during the six months ended June 30, 2002, narrowly outperforming its peers in the Lipper Multi Cap Growth Fund Index, which posted a return of -20.13%.

   You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman
July 29, 2002

MARKET VOLATILITY CHALLENGES FUND PERFORMANCE


HOW DID THE FUND PERFORM?

AIM Value II Fund struggled as the stock market retreated in the face of concerns about accounting scandals, terrorist strikes and disappointing earnings.

   For the six months ending June 30, 2002, the fund reported total returns of -18.41% for Class A shares, -18.57% for Class B shares, and -18.71% for Class C shares. These figures are at net asset value and do not include sales charges. Indexes of multi-cap growth stocks also registered declines during the reporting period. The Lipper Multi-Cap Growth Fund Index returned -20.13% for the six-month period, and the Standard & Poor's 500 Index returned -13.15%.

WHAT WERE MARKET CONDITIONS OVER THE REPORTING PERIOD?

Negative stock returns were widespread across markets.

   To illustrate, the S&P 500 has dropped by 13% or more in only eight of the last 226 quarters (since World War II), according to Ibbotson. And the second quarter of 2002 was another difficult period for the S&P 500, which fell 13.39% for the three months.

   But economic statistical reports were largely positive, despite the market's slump.

   For example, the Institute for Supply Management (ISM) index rose one-half of one percent in June. The progress marked the fifth straight month of growth following 18 months of decline for this measure of strength in the manufacturing sector, according to CBS MarketWatch. During the first quarter Gross Domestic Product (GDP) grew at an annualized rate of 5.0%, meaning the economy grew at the fastest pace since the second quarter of 2000. GDP moved higher on the strength of improving business inventories, healthy consumer spending, and a large jump in defense spending. Also, motor vehicle production was up 2.9% in June, and new unemployment claims fell to a 15-month low of 382,000 in June. New home construction was up in May by nearly 12%, the biggest percentage increase in seven years.

   Finally, after 11 interest rate cuts by the Federal Reserve Board during 2001, the central bank left rates unchanged at 1.75% during the first two quarters of 2002.

HOW DID THIS ENVIRONMENT AFFECT THE FUND?

Volatility increased in intensity during the reporting period. Markets continued to be off balance in anticipation of further earnings disappointments, fears of terrorist activity, as well as investor concerns about corporate governance and accounting scandals.

   Of the five largest industries for AIM Value II Fund--diversified financial services, data processing services, pharmaceuticals, health care facilities and broadcasting & cable television--only data processing and health care facilities were positive performers.

   The fund has minimal exposure to telecommunications stocks, which provided some defensive help since this was the worst performing sector near the end of the reporting period. Cable TV stocks have also performed below expectations, and this underperformance has been a significant contributor to the fund's negative results for the reporting period. Nonetheless, the fund's cable TV stocks continue to demonstrate strong underlying fundamental strength, but have been affected by negative business results in the broader technology, media and telecom areas.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We believe that individual stock and market performance will follow earnings results over the long term. We also believe the economic growth now moving through the economy will continue to improve.

   All of the fund's investment disciplines point to a positive trend ahead. We are positive about the market as a whole. Earnings for many firms are growing and accelerating, momentum has turned, and valuations are at attractive levels.

   We continue to focus on individual holdings, while monitoring both the economic and stock-specific data to make certain that earnings and economic growth are continuing. We believe the market will respond to improving earnings, and have positioned the fund to take advantage of the favorable trend.

CAN YOU DISCUSS SOME OF THE FUND'S HOLDINGS?

Two of the stocks listed below contributed positively to fund performance. One was disappointing, yet we continue to believe in the long-term growth potential of the company.

   The BISYS Group is a strong performer in the data processing services industry. The firm provides outsourcing services to more than 15,000 financial institutions and corporations in the U.S. and Europe. The firm administers mutual funds and 401(k) retirement plans, automates daily transactions for its clients, and is one of the leading providers of check-imaging systems. BISYS is rapidly growing through acquisitions.

   Concord EFS is another positive performer in the data processing services industry, and another firm growing through acquisitions. Concord supplies

PORTFOLIO COMPOSITION

As of 6/30/02, based on total net assets

====================================================================================================================================
TOP 10 HOLDINGS                                  TOP 10 INDUSTRIES                               PORTFOLIO COMPOSITION BY INVESTMENT
                                                                                                 [PIE CHART]
------------------------------------------------------------------------------------------------------------------------------------
  1.  BISYS Group, Inc. (The)         3.5%       1.   Diversified Financial Services   11.4%     Common Stock International   14.9%

  2.  Citigroup Inc.                  3.2        2.   Pharmaceuticals                   7.0      Cash & Other                  2.6%

  3.  Willis Group Holdings Ltd.                 3.   Data Processing Services          6.7      Common Stock Domestic        82.5%
      (United Kingdom)                3.1
                                                 4.   Health Care Facilities            4.9
  4.  Baxter International Inc.       2.8
                                                 5.   Broadcasting & Cable TV           3.5
  5.  Pfizer Inc.                     2.7
                                                 6.   IT Consulting & Services          3.5
  6.  HCA Inc.                        2.6
                                                 7.   General Merchandise Stores        3.4
  7.  Coach Inc.                      2.6
                                                 8.   Computer & Electronics Retail     3.4
  8.  Target Corp.                    2.4
                                                 9.   Semiconductors                    3.3
  9.  LifePoint Hospitals, Inc.       2.3
                                                10.   Systems Software                  3.1
 10.  General Electric Co.            2.2

TOTAL NET ASSETS: $110 MILLION        TOTAL NUMBER OF HOLDINGS: 70

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

the infrastructure for cashless commerce. Its payment services include electronic payment and verification terminals and credit and debit card transaction processing for retailers, supermarkets, grocery stores and convenience stores.

   Citigroup is a disappointing performer, but we continue to see positive long-term potential in the stock. The world's second-largest financial services company, Citigroup offers credit card, banking, asset management, insurance, and investment banking services through more than 5,600 locations worldwide.

WHAT WERE CONDITIONS AT THE CLOSE OF THE REPORTING PERIOD?

Economic growth appears to be continuing after a strong first quarter. Corporate earnings have continued the acceleration that began in the fourth quarter of 2001.

   Markets were volatile as investors kept a close on eye on developments at home and abroad. Politicians were discussing proposals for increased and improved financial disclosure for all public companies, as well as possible reforms in the public accounting industry.

   Corporate profit margins, while disappointing in some cases, were improving, and the Federal Reserve Board appeared ready to leave interest rates unchanged for the near term. Consumer spending, which accounts for about two-thirds of economic activity, remained healthy.

   There continued to be a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into stocks. Moreover, stocks were more reasonably priced than they had been in recent years.

          See important fund and index disclosures inside front cover.

================================================================================

PORTFOLIO MANAGEMENT TEAM

Robert A. Shelton (Lead Manager)
Joel E. Dobberpuhl
Evan G. Harrel
Assisted by Premier Equity Team

================================================================================

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


                                                                MARKET
                                                 SHARES         VALUE
DOMESTIC COMMON STOCKS-82.47%

ADVERTISING-2.04%

Interpublic Group of Cos., Inc. (The)              11,300    $    279,788
-------------------------------------------------------------------------
Omnicom Group Inc.                                 42,700       1,955,660
=========================================================================
                                                                2,235,448
=========================================================================

AIRLINES-0.59%

Southwest Airlines Co.                             40,000         646,400
=========================================================================

APPAREL RETAIL-0.75%

Abercrombie & Fitch Co.-Class A(a)                 34,000         820,080
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-2.61%

Coach, Inc.(a)                                     52,100       2,860,290
=========================================================================

APPLICATION SOFTWARE-1.09%

Cadence Design Systems, Inc.(a)                    46,900         756,028
-------------------------------------------------------------------------
PeopleSoft, Inc.(a)                                30,000         446,400
=========================================================================
                                                                1,202,428
=========================================================================

BANKS-1.21%

Bank of New York Co., Inc. (The)                   39,400       1,329,750
=========================================================================

BREWERS-0.51%

Anheuser-Busch Cos., Inc.                          11,100         555,000
=========================================================================

BROADCASTING & CABLE TV-3.46%

Comcast Corp.-Class A(a)                           65,200       1,554,368
-------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           71,600       2,248,240
=========================================================================
                                                                3,802,608
=========================================================================

COMPUTER & ELECTRONICS RETAIL-3.39%

Best Buy Co., Inc.(a)                              45,500       1,651,650
-------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                      44,200       2,069,002
=========================================================================
                                                                3,720,652
=========================================================================

COMPUTER HARDWARE-1.17%

Dell Computer Corp.(a)                             49,000       1,280,860
=========================================================================

CONSTRUCTION & ENGINEERING-1.28%

Jacobs Engineering Group Inc.(a)                   40,300       1,401,634
=========================================================================

CONSUMER FINANCE-1.11%

Capital One Financial Corp.                        20,000       1,221,000
=========================================================================

DATA PROCESSING SERVICES-6.71%

BISYS Group, Inc. (The)(a)                        116,000       3,862,800
-------------------------------------------------------------------------
Concord EFS, Inc.(a)                               74,000       2,230,360
-------------------------------------------------------------------------
First Data Corp.                                   34,200       1,272,240
=========================================================================
                                                                7,365,400
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE


DIVERSIFIED FINANCIAL SERVICES-11.36%

Ambac Financial Group, Inc.                        20,000    $  1,344,000
-------------------------------------------------------------------------
Citigroup Inc.                                     89,300       3,460,375
-------------------------------------------------------------------------
Fannie Mae                                         29,000       2,138,750
-------------------------------------------------------------------------
Freddie Mac                                        36,000       2,203,200
-------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      28,000       1,750,560
-------------------------------------------------------------------------
Morgan Stanley                                     36,500       1,572,420
=========================================================================
                                                               12,469,305
=========================================================================

EMPLOYMENT SERVICES-1.34%

Robert Half International Inc.(a)                  63,000       1,467,900
=========================================================================

GENERAL MERCHANDISE STORES-2.39%

Target Corp.                                       68,900       2,625,090
=========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.47%

Laboratory Corp. of America Holdings(a)            35,400       1,616,010
=========================================================================

HEALTH CARE EQUIPMENT-2.75%

Baxter International Inc.                          68,000       3,022,600
=========================================================================

HEALTH CARE FACILITIES-4.90%

HCA Inc.                                           61,000       2,897,500
-------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                       68,400       2,483,604
=========================================================================
                                                                5,381,104
=========================================================================

HOTELS, RESORTS & CRUISE LINES-1.13%

Royal Caribbean Cruises Ltd.                       63,600       1,240,200
=========================================================================

INDUSTRIAL CONGLOMERATES-2.22%

General Electric Co.                               83,800       2,434,390
=========================================================================

IT CONSULTING & SERVICES-2.01%

Affiliated Computer Services, Inc.-Class A(a)      46,600       2,212,568
=========================================================================

MANAGED HEALTH CARE-2.65%

Anthem, Inc.(a)                                    27,400       1,848,952
-------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                  13,600       1,058,216
=========================================================================
                                                                2,907,168
=========================================================================

MOVIES & ENTERTAINMENT-1.33%

Viacom Inc.-Class B(a)                             33,000       1,464,210
=========================================================================

MULTI-LINE INSURANCE-2.05%

American International Group, Inc.                 33,000       2,251,590
=========================================================================

NETWORKING EQUIPMENT-0.31%

NetScreen Technologies, Inc.(a)                    37,500         344,250
=========================================================================

OIL & GAS DRILLING-2.21%

ENSCO International Inc.                           61,000       1,662,860
-------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES         VALUE
OIL & GAS DRILLING-(CONTINUED)

GlobalSantaFe Corp.                                28,000    $    765,800
=========================================================================
                                                                2,428,660
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.39%

Baker Hughes Inc.                                  30,000         998,700
-------------------------------------------------------------------------
BJ Services Co.(a)                                 48,000       1,626,240
=========================================================================
                                                                2,624,940
=========================================================================

PHARMACEUTICALS-5.86%

Allergan, Inc.                                     36,100       2,409,675
-------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                      47,900       1,065,775
-------------------------------------------------------------------------
Pfizer Inc.                                        84,500       2,957,500
=========================================================================
                                                                6,432,950
=========================================================================

RESTAURANTS-0.75%

Brinker International, Inc.(a)                     26,000         825,500
=========================================================================

SEMICONDUCTORS-3.31%

Microchip Technology Inc.(a)                       86,700       2,378,181
-------------------------------------------------------------------------
Micron Technology, Inc.(a)                         62,000       1,253,640
=========================================================================
                                                                3,631,821
=========================================================================

SOFT DRINKS-1.37%

PepsiCo, Inc.                                      31,300       1,508,660
=========================================================================

SPECIALTY STORES-1.01%

Advance Auto Parts, Inc.(a)                        10,000         545,100
-------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                           18,400         564,144
=========================================================================
                                                                1,109,244
=========================================================================

SYSTEMS SOFTWARE-3.06%

Microsoft Corp.(a)                                 29,000       1,586,300
-------------------------------------------------------------------------
Network Associates, Inc.(a)                        55,000       1,059,850
-------------------------------------------------------------------------
VERITAS Software Corp.(a)                          36,000         712,440
=========================================================================
                                                                3,358,590
=========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.68%

Polycom, Inc.(a)                                   62,000         743,380
=========================================================================
    Total Domestic Common Stocks
      (Cost $93,042,222)                                       90,541,680
=========================================================================

FOREIGN STOCKS & OTHER EQUITY
INTERESTS-14.90%

BERMUDA-4.39%

Accenture Ltd.-Class A (IT Consulting &
  Services)(a)                                     83,500       1,586,500
-------------------------------------------------------------------------
ACE Ltd. (Property & Casualty Insurance)           30,000         948,000
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
BERMUDA-(CONTINUED)

Everest Re Group, Ltd. (Reinsurance)               40,800    $  2,282,760
=========================================================================
                                                                4,817,260
=========================================================================

CANADA-2.51%

Biovail Corp. (Pharmaceuticals)(a)                 42,900       1,242,384
-------------------------------------------------------------------------
Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                  66,500       1,510,215
=========================================================================
                                                                2,752,599
=========================================================================

IRELAND-1.56%

Ryanair Holdings PLC-ADR (Airlines)(a)             49,000       1,708,679
=========================================================================

MEXICO-1.02%

Wal-Mart de Mexico S.A. de C.V.-Series V
  (General Merchandise Stores)                    485,000       1,121,782
=========================================================================

NETHERLANDS-1.22%

ASML Holding N.V.-New York Shares
  (Semiconductor Equipment)(a)                     89,000       1,345,680
=========================================================================

SINGAPORE-0.38%

Flextronics International Ltd. (Electronic
  Equipment & Instruments)(a)                      59,300         422,809
=========================================================================

UNITED KINGDOM-3.82%

BP PLC-ADR (Integrated Oil & Gas)                  16,700         843,183
-------------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)(a)                                     101,800       3,350,238
=========================================================================
                                                                4,193,421
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $21,280,981)                             16,362,230
=========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY SECURITIES-1.82%

U.S. TREASURY BILLS-1.82%

1.67%, 09/19/02 (Cost $1,992,600)(b)           $2,000,000       1,993,240
=========================================================================

                                                 SHARES
MONEY MARKET FUNDS-1.80%

STIC Liquid Assets Portfolio(c)                   986,616         986,616
-------------------------------------------------------------------------
STIC Prime Portfolio(c)                           986,616         986,616
=========================================================================
    Total Money Market Funds
      (Cost $1,973,232)                                         1,973,232
=========================================================================
TOTAL INVESTMENTS-100.99% (Cost $118,289,035)                 110,870,382
=========================================================================
OTHER ASSETS LESS LIABILITIES-(0.99%)                          (1,089,987)
=========================================================================
NET ASSETS-100.00%                                           $109,780,395
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $118,289,035)*                               $110,870,382
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,659,379
-----------------------------------------------------------
  Fund shares sold                                  120,199
-----------------------------------------------------------
  Dividends                                          35,304
-----------------------------------------------------------
Investment for deferred compensation plan            10,821
-----------------------------------------------------------
Collateral for securities loaned                  1,620,650
-----------------------------------------------------------
Other assets                                         24,798
===========================================================
     Total assets                               114,341,533
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           1,879,396
-----------------------------------------------------------
  Fund shares reacquired                            819,363
-----------------------------------------------------------
  Deferred compensation plan                         10,821
-----------------------------------------------------------
  Collateral upon return of securities loaned     1,620,650
-----------------------------------------------------------
Accrued distribution fees                           159,191
-----------------------------------------------------------
Accrued transfer agent fees                          32,305
-----------------------------------------------------------
Accrued operating expenses                           39,412
===========================================================
     Total liabilities                            4,561,138
===========================================================
Net assets applicable to shares outstanding    $109,780,395
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $ 39,622,547
___________________________________________________________
===========================================================
Class B                                        $ 48,619,378
___________________________________________________________
===========================================================
Class C                                        $ 21,538,470
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           6,881,228
___________________________________________________________
===========================================================
Class B                                           8,538,087
___________________________________________________________
===========================================================
Class C                                           3,782,763
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       5.76
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $5.76 divided by
       94.50%)                                 $       6.10
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $       5.69
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $       5.69
___________________________________________________________
===========================================================


* At June 30, 2002, securities with an aggregate market value of $1,540,991 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $4,173)                                      $    308,451
-----------------------------------------------------------
Dividends from affiliated money market funds         96,897
-----------------------------------------------------------
Interest                                             17,340
-----------------------------------------------------------
Security lending income                              16,643
===========================================================
    Total investment income                         439,331
===========================================================

EXPENSES:

Advisory fees                                       512,827
-----------------------------------------------------------
Administrative services fees                         24,795
-----------------------------------------------------------
Custodian fees                                       15,823
-----------------------------------------------------------
Distribution fees -- Class A                         88,977
-----------------------------------------------------------
Distribution fees -- Class B                        296,748
-----------------------------------------------------------
Distribution fees -- Class C                        132,801
-----------------------------------------------------------
Transfer agent fees                                 204,760
-----------------------------------------------------------
Trustees' fees                                        4,867
-----------------------------------------------------------
Other                                                63,726
===========================================================
    Total expenses                                1,345,324
===========================================================
Less: Fees waived                                    (1,294)
-----------------------------------------------------------
    Expenses paid indirectly                         (1,010)
===========================================================
    Net expenses                                  1,343,020
===========================================================
Net investment income (loss)                       (903,689)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (17,509,235)
-----------------------------------------------------------
  Foreign currencies                                    419
-----------------------------------------------------------
  Futures contracts                                (540,659)
-----------------------------------------------------------
  Option contracts written                           65,098
===========================================================
                                                (17,984,377)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (8,000,147)
-----------------------------------------------------------
  Futures contracts                                (115,071)
===========================================================
                                                 (8,115,218)
===========================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                              (26,099,595)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(27,003,284)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (903,689)   $ (1,631,805)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                  (17,984,377)    (42,661,120)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                 (8,115,218)      6,794,527
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (27,003,284)    (37,498,398)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --         (64,952)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                               --         (16,203)
------------------------------------------------------------------------------------------
  Class B                                                               --         (19,267)
------------------------------------------------------------------------------------------
  Class C                                                               --          (8,700)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (8,076,463)     16,139,168
------------------------------------------------------------------------------------------
  Class B                                                       (7,110,643)     20,998,585
------------------------------------------------------------------------------------------
  Class C                                                       (3,220,927)      6,902,879
==========================================================================================
    Net increase (decrease) in net assets                      (45,411,317)      6,433,112
==========================================================================================

NET ASSETS:

  Beginning of period                                          155,191,712     148,758,600
==========================================================================================
  End of period                                               $109,780,395    $155,191,712
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $181,408,696    $199,816,729
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (913,632)         (9,943)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                           (63,296,015)    (45,311,638)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and futures contracts                            (7,418,654)        696,564
==========================================================================================
                                                              $109,780,395    $155,191,712
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Value II Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $40,823,682 as of December 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized in the year 2009.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $1,294.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2002, AIM was paid $24,795 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS retained $129,301 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $88,977,

$296,748 and $132,801, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $14,997 from sales of the Class A shares of the Fund during the six months ended June 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2002, AIM Distributors retained $3,718, $0 and $3,907 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $1,396 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $986 and reductions in custodian fees of $24 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,010.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At June 30, 2002, securities with an aggregate value of $1,540,991 were on loan to brokers. The loans were secured by cash collateral of $1,620,650 received by the Fund and invested subsequently in STIC Liquid Assets Portfolio, an affiliated money market fund. For the six months ended June 30, 2002, the Fund received fees of $16,643 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                         2001        2000
                                       --------    --------
Distributions paid from ordinary
  income                               $109,122    $169,491
___________________________________________________________
===========================================================


  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                      $(40,823,682)
-----------------------------------------------------------
Unrealized appreciation (depreciation)           (3,801,335)
===========================================================
                                               $(44,625,017)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain futures contracts, and other deferrals.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $45,729,345 and $54,966,955, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $  9,849,377
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (18,192,549)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                        $ (8,343,172)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $119,213,554.


NOTE 9--CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2002 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ---------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
                                    ---------    --------
Beginning of period                     --       $     --
---------------------------------------------------------
Written                                380         69,658
---------------------------------------------------------
Closed                                (380)       (69,658)
=========================================================
End of period                           --       $     --
_________________________________________________________
=========================================================

NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2002               DECEMBER 31, 2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                        681,002    $  4,504,066     5,985,549    $ 48,356,484
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        564,039       3,726,652     5,412,852      43,258,374
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        266,584       1,770,268     2,272,059      18,177,771
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --        11,649          78,507
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         2,749          18,379
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --         1,235           8,260
======================================================================================================================
Reacquired:
  Class A                                                     (1,957,190)    (12,580,529)   (4,256,465)    (32,295,823)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,672,797)    (10,837,295)   (3,057,696)    (22,278,168)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (771,365)     (4,991,195)   (1,532,565)    (11,283,152)
======================================================================================================================
                                                              (2,889,727)   $(18,408,033)    4,839,367    $ 44,040,632
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                  CLASS A
                                                              ------------------------------------------------
                                                                                               AUGUST 31, 2000
                                                                                                   (DATE
                                                              SIX MONTHS                         OPERATIONS
                                                                ENDED          YEAR ENDED       COMMENCED) TO
                                                               JUNE 30,        DECEMBER 31,      DECEMBER 31,
                                                                2002              2001               2000
                                                              ----------       ------------    ---------------
Net asset value, beginning of period                           $  7.06           $  8.64           $ 10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)            (0.04)             0.00(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.27)            (1.53)            (1.35)
==============================================================================================================
    Total from investment operations                             (1.30)            (1.57)            (1.35)
==============================================================================================================
Less distributions:
  Dividends from net investment income                              --             (0.01)               --
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --              0.00             (0.01)
==============================================================================================================
    Total distributions                                             --             (0.01)            (0.01)
==============================================================================================================
Net asset value, end of period                                 $  5.76           $  7.06           $  8.64
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                 (18.41)%          (18.17)%          (13.49)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $39,623           $57,591           $55,409
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.56%(c)          1.52%             1.40%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.56%(c)          1.54%             2.00%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.91)%(c)        (0.56)%            0.10%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                                             37%               67%               13%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $51,265,419.
(d)  Annualized.


                                                                                  CLASS B
                                                              ------------------------------------------------
                                                                                               AUGUST 31, 2000
                                                                                                    (DATE
                                                              SIX MONTHS                          OPERATIONS
                                                                ENDED          YEAR ENDED       COMMENCED) TO
                                                               JUNE 30,        DECEMBER 31,      DECEMBER 31,
                                                                 2002              2001             2000
                                                              ----------       ------------    ---------------
Net asset value, beginning of period                           $  7.00           $  8.61           $ 10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)            (0.09)            (0.02)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.26)            (1.52)            (1.36)
==============================================================================================================
    Total from investment operations                             (1.31)            (1.61)            (1.38)
==============================================================================================================
Less distributions from net realized gains                          --              0.00             (0.01)
==============================================================================================================
Net asset value, end of period                                 $  5.69           $  7.00           $  8.61
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                 (18.71)%          (18.68)%          (13.79)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $48,619           $67,571           $62,792
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.21%(c)          2.18%             2.10%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.21%(c)          2.20%             2.70%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets      (1.56)%(c)        (1.22)%           (0.60)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                                             37%               67%               13%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $59,841,366.
(d)  Annualized.


                                                                                  CLASS C
                                                              ------------------------------------------------
                                                                                               AUGUST 31, 2000
                                                                                                   (DATE
                                                              SIX MONTHS                        OPERATIONS
                                                                ENDED           YEAR ENDED       COMMENCED) TO
                                                               JUNE 30,        DECEMBER 31,     DECEMBER 31,
                                                                2002               2001             2000
                                                              ----------       ------------    ---------------
Net asset value, beginning of period                           $  7.00           $  8.62           $ 10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)            (0.09)            (0.02)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.26)            (1.53)            (1.35)
==============================================================================================================
    Total from investment operations                             (1.31)            (1.62)            (1.37)
==============================================================================================================
Less distributions from net realized gains                          --              0.00             (0.01)
==============================================================================================================
Net asset value, end of period                                 $  5.69           $  7.00           $  8.62
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                 (18.71)%          (18.77)%          (13.69)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $21,538           $30,030           $30,557
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.21%(c)          2.18%             2.10%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.21%(c)          2.20%             2.70%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets      (1.56)%(c)        (1.22)%           (0.60)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                                             37%               67%               13%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $26,780,364.
(d)  Annualized.

AS OF JUNE 30, 2002

BOARD OF TRUSTEES              OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham               Robert H. Graham                          11 Greenway Plaza
                               Chairman and President                    Suite 100
Frank S. Bayley                                                          Houston, TX 77046
                               Carol F. Relihan
Bruce L. Crockett              Senior Vice President and Secretary       INVESTMENT ADVISOR

Albert R. Dowden               Gary T. Crum                              A I M Advisors, Inc.
                               Senior Vice President                     11 Greenway Plaza
Edward K. Dunn Jr.                                                       Suite 100
                               Dana R. Sutton                            Houston, TX 77046
Jack M. Fields                 Vice President and Treasurer
                                                                         TRANSFER AGENT
Carl Frischling                Robert G. Alley
                               Vice President                            A I M Fund Services, Inc.
Prema Mathai-Davis                                                       P.O. Box 4739
                               Stuart W. Coco                            Houston, TX 77210-4739
Lewis F. Pennock               Vice President
                                                                         CUSTODIAN
Ruth H. Quigley                Melville B. Cox
                               Vice President                            State Street Bank and Trust Company
Louis S. Sklar                                                           225 Franklin Street
                               Karen Dunn Kelley                         Boston, MA 02110
                               Vice President
                                                                         COUNSEL TO THE FUND
                               Edgar M. Larsen
                               Vice President                            Ballard Spahr
                                                                         Andrews & Ingersoll, LLP
                                                                         1735 Market Street
                                                                         Philadelphia, PA 19103

                                                                         COUNSEL TO THE TRUSTEES

                                                                         Kramer, Levin, Naftalis & Frankel LLP
                                                                         919 Third Avenue
                                                                         New York, NY 10022

                                                                         DISTRIBUTOR

                                                                         A I M Distributors, Inc.
                                                                         11 Greenway Plaza
                                                                         Suite 100
                                                                         Houston, TX 77046

                            EQUITY FUNDS

    DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS         A I M Management Group Inc. has provided
                                                                                   leadership in the mutual fund industry since
        MORE AGGRESSIVE                           MORE AGGRESSIVE                  1976 and manages approximately $135 billion
                                                                                   in assets for more than 9 million shareholders,
AIM Opportunities I(1,2)                AIM Developing Markets                     including individual investors, corporate
AIM Opportunities II(1,2)               AIM European Small Company                 clients and financial institutions.*
AIM Opportunities III(1,2)              AIM Asia Pacific Growth(2)
AIM Emerging Growth                     AIM International Emerging Growth              The AIM Family of Funds--Registered
AIM Small Cap Growth(3)                 AIM Global Aggressive Growth               Trademark-- is distributed nationwide. AIM is
AIM Aggressive Growth                   AIM European Growth(2)                     a subsidiary of AMVESCAP PLC, one of the
AIM Mid Cap Growth                      AIM Euroland Growth(4)                     world's largest independent financial services
AIM Dent Demographic Trends             AIM International Growth(2)                companies with $364 billion in assets under
AIM Constellation                       AIM Global Growth                          management.*
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Core Equity(2)
AIM Capital Development
AIM Mid Cap Core Equity(2)                      MORE CONSERVATIVE
AIM Select Equity
AIM Premier Equity II(2)                        SECTOR EQUITY FUNDS
AIM Premier Equity(2)
AIM Blue Chip                                     MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity               AIM New Technology
AIM Charter                             AIM Global Science and Technology(2)
AIM Basic Value                         AIM Global Energy(5)
AIM Large Cap Basic Value               AIM Global Infrastructure(4)
AIM Balanced                            AIM Global Financial Services
AIM Basic Balanced                      AIM Global Health Care
                                        AIM Global Utilities
      MORE CONSERVATIVE                 AIM Real Estate

                                                MORE CONSERVATIVE

                        FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS               TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                            MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                           MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (4) On 8/23/02, AIM Euroland Growth Fund and AIM Global Infrastructure Fund were closed to new investors. (5) On 9/1/01 AIM Global Resources Fund was renamed AIM Global Energy Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 6/30/02

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                      PEQ2-SAR-1
A I M DISTRIBUTORS, INC.

                        SEMIANNUAL REPORT / JUNE 30, 2002

                            AIM SMALL CAP EQUITY FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                       THE ROADSIDE MILL BY CURRIER & IVES

 IN THE 19TH CENTURY, MILLS WERE FREQUENTLY THE CATALYST FOR THE DEVELOPMENT OF

OTHER SMALL BUSINESSES IN THE BURGEONING COMMUNITIES OF THE UNITED STATES. SMALL

COMPANIES CONTINUE TO BE AN IMPORTANT COMPONENT OF THE U.S. ECONOMIC LANDSCAPE.

  AIM SMALL CAP EQUITY FUND SEEKS TO OWN THE REASONABLY PRICED STOCKS OF SMALL

                 COMPANIES WITH SOLID EARNINGS-GROWTH PROSPECTS.

================================================================================

AIM Small Cap Equity Fund seeks long-term capital appreciation by investing in small-cap stocks with strong growth prospects and attractive valuations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Small Cap Equity Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM Fund was offered.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investments the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Investing in small- and mid-sized companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuation and illiquidity

o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Small-Cap Core Fund Index represents an average of the performance of the 30 largest small-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Russell 2000 Index represents the performance of the stocks of small-capitalization companies.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

  An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

{PHOTO OF           Our nation and markets have been shaken lately by terrorism
ROBERT H.           and war, an economic downturn, and a two-year bear market
GRAHAM]             for equities. But perhaps most seriously for us as
                    investors, reports of accounting and other irregularities at a few companies have damaged confidence in corporate governance and financial reporting. Such confidence is essential to the efficient functioning of financial markets.
                    We will support legislative or regulatory changes that may be desirable to assure accurate financial disclosure and sounder business ethics.

                       It is worth noting that, despite extensive media coverage
                    of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the U.S. Financial and regulatory institutions and individual firms are already responding.

   For example, by the time you receive this, the New York Stock Exchange likely will have implemented new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors. They raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. They mandate shareholder votes on equity-based compensation such as stock options. They require chief executives to attest to the accuracy and completeness of information provided to investors. As companies and regulators focus on improving standards in this area, I am certain our markets, and investors' trust in them, will become stronger.

   It is also worth noting, as Federal Reserve Chairman Alan Greenspan did in recent Congressional testimony, that our economy is sound, with manufacturing and services expanding. Inflation is under control, and productivity and profits are rising.

   As I write this, the disconnect between the health of the economy and the bearishness of the equity markets is unusual. Major equity indexes are off from 30% to 75% from their highs. AIM's funds have not been immune. I am well aware that your investments in our funds may have declined, perhaps significantly. Since I and the vast majority of AIM employees invest in our funds, directly or through AIM's retirement plans, we understand how unpleasant this has been. All of us at AIM thank you for staying with us during this period. We are working diligently to maintain your trust and confidence.

   While we certainly believe that the worst is behind us, unfortunately we cannot assure you that you will not experience even further declines if equity markets continue to weaken. All we can be sure of is that at some point, hopefully soon, equities will recover. We continue to position our funds for that recovery.

   As always, we encourage you to see your financial advisor for a portfolio checkup and a fresh look at your investing objectives. Especially during such a tough market, it can be difficult to focus on the long term. Your financial advisor can help.

REASONS FOR LONG-TERM OPTIMISM

Despite recent scandals, we caution shareholders against becoming unduly pessimistic. I am optimistic about the long-term prospects for the U.S. and our markets. A great deal of the world's intellectual capital resides within our borders, and our political and business structure has provided unparalleled incentive for hard work and innovation. As noted investor Warren Buffett observed, anyone who has bet against America the past 250 years has lost.

   Other investments also have appealing potential. The likelihood of stable interest rates is strong, and bonds typically do well in such an environment. Internationally, European economic data point to a pickup in manufacturing and consumer confidence, and in Asia, export-led recovery is a dominant theme.

   However, no one anticipates a return to the heady days of the 1990s. Realistic expectations would serve us all well. Over the very long term, annual returns for domestic equities have averaged approximately 10%; fixed-income investments typically return less.

   As we all know, bull markets do end. So do bear markets. We are hopeful that the equity markets, which many experts consider significantly undervalued right now, will soon recover.

   The following pages contain your fund managers' discussion of factors that influenced your fund and how they managed the fund during the six months covered by this report.

   Briefly, AIM Small Cap Equity Fund's emphasis on reasonably priced small-cap growth stocks afforded it some protection in the difficult market environment. Performance of the fund's Class A shares, at net asset value, was essentially flat for the six-month reporting period. This was better than the performance of the Russell 2000 Index and the Lipper Small Cap Core Fund Index which returned -4.70% and -5.42%, respectively, over the same period.

   You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
July 29, 2002

FUND DISPLAYS RESILIENCY UNDER TRYING MARKET CONDITIONS

THE REPORTING PERIOD WAS EXTREMELY DIFFICULT FOR STOCKS. HOW DID AIM SMALL CAP EQUITY FUND PERFORM?

The fund's emphasis on reasonably priced small-cap growth stocks afforded it some protection in the difficult market environment. Excluding sales charges, total returns for Class A, Class B, Class C and Class R shares were 0.00%, -0.40%, -0.30% and -0.06%, respectively, for the six months ended June 30, 2002. The fund outperformed the Russell 2000 Index, which returned -4.70% and the Lipper Small Cap Core Fund Index, which returned -5.42%, over the same period.

   Since inception, the fund has registered positive returns, as illustrated by the chart on this page, despite an adverse market.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?

Despite an improving economy, most major stock indexes declined for the reporting period. The nation's gross domestic product (GDP) grew at a torrid 5.0% annualized rate in the first quarter of 2002, and interest rates and inflation were low. However, investors seemed more concerned about several high-profile companies' questionable accounting practices, which were in the spotlight throughout the reporting period. Investors also shied away from stocks because of anemic corporate earnings, doubts about the reliability of analysts' advice, tensions in the Middle East and South Asia, and the ongoing threat of terrorism. As a result, most major market indexes posted negative returns for the reporting period. For example, the S&P 500 returned -13.15%.

   Small-cap stocks fared better than mid- and large-cap stocks. But growth stocks underperformed value stocks. However, only mid- and small-cap value stocks had positive returns for the reporting period. Small-cap value stocks were the best-performing segment of the market while large-cap growth stocks were the worst.

   Materials and consumer staples were the best-performing market sectors, as investors favored more defensive stocks. At the opposite end of the spectrum, information technology and telecommunications were the poorest-performing sectors.

HOW DID YOU MANAGE THE FUND?

At the close of the reporting period, the fund had 131 holdings and significant exposure to consumer-discretionary, information-technology, financial,

FUND PERFORMANCE AND GROWTH IN NET ASSETS

================================================================================

FUND VS. INDEX

Average annual total returns,
8/31/00-6/30/02, excluding sales charges

FUND CLASS A SHARES            1.06%

RUSSELL 2000 INDEX            -6.59%

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/02, including sales charges

================================================================================

CLASS A SHARES
 Inception (8/31/00)        -2.01%
  1 Year                    -5.60

CLASS B SHARES
 Inception (8/31/00)        -1.82%
  1 Year                    -5.84

CLASS C SHARES
 Inception (8/31/00)         0.38%
  1 Year                    -1.88

CLASS R SHARES*
 Inception                   0.38%
  1 Year                    -0.28

================================================================================

GROWTH IN NET ASSETS

In Millions

DEC. 31, 2001               $198.7

JUNE 30, 2002               $370.2

Source: Lipper, Inc.

================================================================================

The performance of Class A, B, C and R shares will differ due to different sales charge structure and class expenses. Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

*Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect additional Class R 12b-1 fees. (The inception date of Class A shares is 8/31/00.) Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

PORTFOLIO COMPOSITION

As of 6/30/02, based on total net assets

==================================================================================================
TOP 10 HOLDINGS                                      TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------
 1. American Medical Security Group, Inc.     1.3%    1. Specialty Stores                     6.7%

 2. CSK Auto Corp.                            1.1     2. Consumer Finance                     4.2

 3. Alliance Data Systems Corp.               1.1     3. Diversified Financial Services       3.9

 4. Magnum Hunter Resources, Inc.             1.1     4. Real Estate Investment Trusts        3.6

 5. Actel Corp.                               1.1     5. Health Care Distributors & Services  3.2

 6. Big 5 Sporting Goods Corp.                1.1     6. Application Software                 3.2

 7. America First Mortgage Investments, Inc.  1.1     7. Health Care Facilities               2.9

 8. AmeriCredit Corp.                         1.1     8. Oil & Gas Exploration & Production   2.9

 9. Emmis Communications Corp.-Class A        1.1     9. Semiconductors                       2.9

10. J. Jill Group Inc.                        1.1    10. Catalog Retail                       2.7

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
==================================================================================================

industrial and health-care stocks. We shifted some assets out of the financial sector into consumer-discretionary stocks, based on attractive valuations compared to projected earnings growth for individual companies in this sector. Consumer-discretionary stocks also may get a boost from an improving economy, particularly if consumer spending stays healthy.

   The fund's information-technology exposure decreased during the reporting period as stocks in this sector struggled. However, the fund's information-technology stocks fared better than those represented in its benchmark, the Russell 2000 Index. Within this sector, software stocks in particular detracted from the fund's returns.

   Industrial stocks, especially building products, machinery and data-processing companies, performed well for the fund. However, in the financial sector, the portfolio's minimal exposure to the stocks of illiquid small banks hurt performance. Within the health-care sector, the stocks of service companies, hospitals and health management organizations did well for the fund. We avoided biotechnology stocks, a move that proved advantageous as these stocks plummeted during the reporting period. The fund also benefited from its lack of exposure to telecommunications stocks.

CAN YOU DISCUSS A FEW OF THE FUND'S HOLDINGS?

o American Medical Security Group offers managed care products, including PPO plans and such indemnity coverage as group life, dental, prescription drug, accidental death, and disability, for individuals and small businesses. The company offers coverage through about 60 networks in more than 30 states and the District of Columbia. Its stock climbed steadily during the reporting period

o J. Jill sells apparel targeted primarily for active women between the ages of 35 and 55. The company has about 50 stores and is planning to open as many as 500. J. Jill reported record sales and earnings for the first quarter of this year.

o Alliance Data Systems provides electronic transaction services, credit services and loyalty and database marketing services. It develops programs designed to help its clients target, acquire and retain customers. The company announced record earnings for the second quarter of 2002.

o Emmis Communications owns and operates 21 radio stations, serving such key markets as New York City, Los Angeles and Chicago. It also owns two radio networks in Indiana and 15 network-affiliated television stations in 12 states. Additionally, the company publishes several regional magazines. Even though its stock declined, the company reported solid revenue for its most recent fiscal quarter.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Markets were volatile as investors kept a close eye on developments at home and abroad. On the more positive side, proposals were being discussed for increased and improved financial disclosure for all public companies as well as possible reforms in the public accounting industry. Corporate profit margins, while disappointing in some cases, were improving, and the Federal Reserve Board appeared prepared to leave interest rates unchanged for the near term. Consumer spending, which accounts for about two-thirds of economic activity, remained fairly healthy.

   There continued to be a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into stocks. Moreover, stocks were more reasonably priced than they had been in recent years.

================================================================================

PORTFOLIO MANAGEMENT TEAM

Paul Rasplicka (Lead Manager)
Michael Chapman
James Gassman

================================================================================

Assisted by Small/Mid Cap Core Teams

          See important fund and index disclosures inside front cover.

BOND FUNDS CAN DIVERSIFY YOUR PORTFOLIO

Soaring equity markets in the 1990s focused media attention on stocks and stock funds.

   But don't overlook bond funds. Because bonds often behave differently than stocks, adding bond funds to your portfolio can potentially:

o   Reduce the risk associated with investing only in stock funds

o   Enhance total returns

o   Provide a steady source of income

   Here are a few of bonds' more important characteristics.

HOW BONDS DIFFER FROM STOCKS

Stocks represent ownership in a company; bonds are debt obligations. When you buy a bond, you lend money to a government, agency or company. In return, the borrower agrees to pay you back on a specific date. The borrower also agrees to pay you interest, usually at specific intervals, until the obligation is retired.

   A bond's maturity is determined by the date when the entire loan and the last interest payment are due. If a bond was issued on January 1, 2000, and the entire loan must be paid off by January 1, 2030, the bond has a maturity of 30 years.

SEVERAL FACTORS DETERMINE INTEREST RATES, BOND PRICES

Generally, bonds with longer maturities have higher interest rates. That's because there is usually a greater risk that a borrower will default on a loan over a long period than a short period. Also, it is almost impossible to predict economic conditions many years in the future. Hence, bonds with longer maturities usually must offer higher interest rates to attract buyers.

   But probably the most important factor determining a bond's interest rate is the perceived ability of the borrower to repay. Several credit-rating agencies, including Standard & Poor's (S&P), assess this ability and assign a rating to a bond issue. S&P's highest rating is AAA; its lowest is D. Generally, the lower a bond's rating, the higher its interest rate.

   Prevailing interest rates also are important in determining the rates of newly issued bonds and are a key factor affecting bond prices. For instance, if you own a bond with an interest rate of 7% and the current interest rate for new bonds of similar quality and maturity is 6%, your bond is likely to command a price higher than its face value in the marketplace. Conversely, the market price of your bond will likely drop below face value if interest rates for new bonds of similar quality and maturity rise above 7%.

PRICES VS. YIELDS

Bond prices and yields move in opposite directions. That's because a bond's yield is determined by dividing its interest rate by its current market value. For example, if the market price of a bond with a face value of $1,000 and a 10% interest rate drops to $500, its yield rises to 20%.

   In assessing bond-market trends, analysts tend to quote yields rather than prices. Thus, if analysts report that yields are falling, that means prices are rising; if yields are rising, bond prices are falling. While the financial media tend to focus on the U.S. Treasury market, there are other types of bonds.

                                   [GRAPHIC]

U.S. GOVERNMENT/AGENCY ISSUES

U.S. Treasury bills, notes and bonds are considered the safest fixed-income investments because they are backed by the full faith and credit of the U.S. government. Treasury bills have maturities of less than one year; Treasury notes from one to 10 years; Treasury bonds have maturities exceeding 10 years. Historically, the 30-year Treasury has been the benchmark for the performance of the bond market in general. Many analysts now prefer to use the 10-year Treasury note.

   Early in 2000, the U.S. Treasury began buying back its longer-maturity bonds, including its 30-year issues. The federal-government surplus was allowing the Treasury to retire some of its debt prematurely. The perception is that the Treasury may eventually retire all of its 30-year bonds and discontinue issuing them.

   In addition to the Treasury, Congress has authorized certain federal-government agencies, such as Ginnie Mae, formerly the Government National Mortgage Association, to issue marketable debt securities. Agency-like corporations operating under government charters, such as Fannie Mae, formerly the Federal National Mortgage Association and Freddie Mac, formerly the Federal Home Loan Mortgage Corporation, also issue bonds.

   Government-Sponsored Enterprises (GSEs) like Fannie Mae and Freddie Mac have been the subject of controversy. Though shareholder-owned, Freddie Mac and Fannie Mae operate under federal charters that help ensure that lenders such as savings and loans have enough money to make new loans and keep mortgage rates affordable. Those federal charters exempt GSEs from state and local corporate income taxes, give them a $2.25 billion line of credit with the Treasury and allow them to borrow at lower interest rates than similarly rated corporations. This "implied government guarantee" has been called into question. This GSE debate will likely not be resolved soon.

                                    [GRAPHIC]

MUNICIPAL BONDS

Municipal bonds (munis) are issued by state and local governments, including cities, school districts and similar entities. Income from these bonds is generally exempt from federal income taxes. Additionally, municipal bonds issued in a state are usually exempt from state income taxes in that state. Munis include revenue bonds, which are supported with income from projects (such as toll roads) and general obligation (GO) bonds, which are funded by tax dollars.

   Because they are supported by tax dollars, GO bonds tend to be more susceptible to the political climate than revenue bonds. Sometimes, state and local governments find it difficult to raise taxes to support bond issues. This has been less of an issue recently as many state and local governments have had revenue surpluses. Retiring revenue bonds is largely dependent on the project's ability to generate sufficient income.

                                    [GRAPHIC]

CORPORATE BONDS

Corporate bonds are issued by companies raising money for working capital or for capital expenditures such as plant construction or equipment purchases.
U.S. government bonds are generally exempt from state income taxes, and municipal bonds are usually exempt from federal income taxes. Corporate bonds are fully taxable. Corporate bonds, whether investment- or non-investment-grade, generally have higher yields than Treasury issues of the same maturity. The difference between these yields is often referred to as the spread. When yield differentials are significant, spreads are said to be wide; when they are close together, spreads are narrow.

                                    [GRAPHIC]

HIGH-YIELD BONDS

High yield or junk bonds are below investment-grade--that is, they have been assigned a rating of BB or lower from a credit-rating agency such as Standard & Poor's based on an evaluation of the issuer's ability to pay off its indebtedness. High-yield bonds are considered riskier than investment-grade bonds, so they generally have higher interest rates. Junk bonds may include municipal and corporate debt securities and the government bonds of certain nations.

   Unlike other types of bonds, high-yield securities tend to benefit from a robust, rapidly growing economy. When the issuers of high-yield bonds experience greater revenue intake, they are better able to meet their debt obligations. Conversely, high-yield bonds tend to underperform during periods of economic uncertainty when investors tend to prefer higher-quality bonds, particularly Treasuries.

                                    [GRAPHIC]

FOREIGN BONDS

Foreign bonds include debt securities issued by non-U.S. governments, corporations, cities and other entities in both developed and developing nations. They can be denominated in U.S. dollars or foreign currencies. They are fully taxable in the United States, and the strength of the dollar relative to other currencies will affect returns for U.S. investors. It is important to note that investing in developing nations involves greater risk than investing in developed markets.

BOND MUTUAL FUNDS ALSO VARIED

Just as there are different types of bonds, there are different types of bond mutual funds. Some invest in only one type of bond, such as U.S. Treasury securities. Others invest in a variety of issues, such as foreign-government bonds and domestic corporate bonds. Some invest in a combination of stocks and bonds. There are bond funds for both conservative and more aggressive investors.

   When investing in bond funds, remember that an investment's return is linked to its risk. For bond funds, risk is directly related to a fund's maturity and credit structure. The higher the return, the higher the risk. Conversely, relatively safe investments offer relatively lower returns.

   A fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in its portfolio and risk factors associated with these securities.

   Your financial advisor is the best person to contact if you have any questions about investing in bonds or a bond fund.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

                                                               MARKET
                                                 SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-92.14%

AEROSPACE & DEFENSE-0.32%

Integrated Defense Technologies, Inc.(a)           40,500   $  1,191,915
========================================================================

AIR FREIGHT & LOGISTICS-0.40%

UTI Worldwide, Inc.                                74,300      1,468,911
========================================================================

AIRLINES-1.47%

AirTran Holdings, Inc.(a)                         290,100      1,552,035
------------------------------------------------------------------------
ExpressJet Holdings, Inc.(a)                      297,100      3,877,155
========================================================================
                                                               5,429,190
========================================================================

APPAREL RETAIL-2.01%

Genesco Inc.(a)                                   146,900      3,577,015
------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                    151,300      3,858,150
========================================================================
                                                               7,435,165
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.50%

Tommy Hilfiger Corp. (Hong Kong)(a)               127,900      1,831,528
========================================================================

APPLICATION SOFTWARE-3.17%

Advent Software, Inc.(a)                          151,600      3,896,120
------------------------------------------------------------------------
HNC Software Inc.(a)                              185,800      3,102,860
------------------------------------------------------------------------
National Instruments Corp.(a)                      34,900      1,136,344
------------------------------------------------------------------------
Renaissance Learning, Inc.(a)                     110,200      2,228,244
------------------------------------------------------------------------
Secure Computing Corp.(a)                         180,000      1,359,000
========================================================================
                                                              11,722,568
========================================================================

AUTO PARTS & EQUIPMENT-0.94%

Tower Automotive, Inc.(a)                         260,000      3,494,400
========================================================================

BANKS-1.37%

Bank of Bermuda Ltd. (Bermuda)                     44,200      1,977,950
------------------------------------------------------------------------
Roslyn Bancorp, Inc.                              141,800      3,095,494
========================================================================
                                                               5,073,444
========================================================================

BIOTECHNOLOGY-0.55%

Transkaryotic Therapies, Inc.(a)                   56,300      2,029,615
========================================================================

BROADCASTING & CABLE TV-2.44%

Cox Radio, Inc.-Class A(a)                        100,000      2,410,000
------------------------------------------------------------------------
Emmis Communications Corp.-Class A(a)             190,100      4,028,219
------------------------------------------------------------------------
Entravision Communications Corp.-Class A(a)       212,000      2,597,000
========================================================================
                                                               9,035,219
========================================================================

BUILDING PRODUCTS-0.99%

Elcor Corp.                                       134,100      3,667,635
========================================================================

CASINOS & GAMBLING-0.88%

Penn National Gaming, Inc.(a)                     180,400      3,274,260
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

CATALOG RETAIL-2.72%

dELiA*s Corp.-Class A(a)                          442,600   $  2,257,260
------------------------------------------------------------------------
Insight Enterprises, Inc.(a)                      153,250      3,860,368
------------------------------------------------------------------------
J. Jill Group Inc.(a)                             104,300      3,958,185
========================================================================
                                                              10,075,813
========================================================================

COMMERCIAL PRINTING-0.57%

Valassis Communications, Inc.(a)                   57,600      2,102,400
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.94%

GameStop Corp.(a)                                 166,100      3,486,439
========================================================================

CONSTRUCTION & ENGINEERING-1.17%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                             74,000      2,086,060
------------------------------------------------------------------------
Granite Construction Inc.                          89,200      2,256,760
========================================================================
                                                               4,342,820
========================================================================

CONSTRUCTION MATERIALS-0.54%

Florida Rock Industries, Inc.                      56,300      2,016,103
========================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-1.07%

AGCO Corp.(a)                                      50,000        975,000
------------------------------------------------------------------------
Terex Corp.(a)                                    133,000      2,991,170
========================================================================
                                                               3,966,170
========================================================================

CONSUMER ELECTRONICS-0.52%

Garmin Ltd. (Cayman Islands)(a)                    87,500      1,929,375
========================================================================

CONSUMER FINANCE-4.15%

AmeriCredit Corp.(a)                              145,000      4,067,250
------------------------------------------------------------------------
iDine Rewards Network Inc.(a)                     275,200      3,164,800
------------------------------------------------------------------------
Metris Cos. Inc.                                  143,500      1,192,485
------------------------------------------------------------------------
New Century Financial Corp.                       105,300      3,682,341
------------------------------------------------------------------------
Saxon Capital Acquisition Corp. (Acquired
  07/27/01; Cost $707,000)(a)(b)(c)                70,000      1,138,900
------------------------------------------------------------------------
Saxon Capital, Inc.(a)                            129,700      2,110,219
========================================================================
                                                              15,355,995
========================================================================

DATA PROCESSING SERVICES-1.13%

Alliance Data Systems Corp.(a)                    163,300      4,172,315
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.53%

NCO Group, Inc.(a)                                134,000      2,918,520
------------------------------------------------------------------------
PRG-Schultz International, Inc.(a)                303,500      3,736,085
------------------------------------------------------------------------
Sylvan Learning Systems, Inc.(a)                  136,000      2,711,840
========================================================================
                                                               9,366,445
========================================================================

DIVERSIFIED FINANCIAL SERVICES-3.86%

Affiliated Managers Group, Inc.(a)                 60,400      3,714,600
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

American Capital Strategies, Ltd.                  46,000   $  1,263,620
------------------------------------------------------------------------
Charter Municipal Mortgage Acceptance Co.          90,800      1,623,504
------------------------------------------------------------------------
MCG Capital Corp.                                 212,400      3,549,204
------------------------------------------------------------------------
Oxford Finance Corp. (Acquired 03/25/02; Cost
  $1,500,000)(a)(b)                               150,000      1,650,000
------------------------------------------------------------------------
W.P. Stewart & Co., Ltd. (Bermuda)                 97,000      2,475,440
========================================================================
                                                              14,276,368
========================================================================

DRUG RETAIL-0.27%

Duane Reade Inc.(a)                                29,500      1,004,475
========================================================================

ELECTRIC UTILITIES-0.91%

Black Hills Corp.                                  97,100      3,360,631
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-2.09%

Amphenol Corp.-Class A(a)                          31,400      1,130,400
------------------------------------------------------------------------
Itron, Inc.(a)                                     50,000      1,311,500
------------------------------------------------------------------------
Tektronix, Inc.(a)                                 76,000      1,421,960
------------------------------------------------------------------------
Varian Inc.(a)                                    118,000      3,888,100
========================================================================
                                                               7,751,960
========================================================================

FOOD DISTRIBUTORS-0.62%

Performance Food Group Co.(a)                      67,900      2,299,094
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-3.24%

CryoLife, Inc.(a)                                  91,000      1,461,460
------------------------------------------------------------------------
D & K Healthcare Resources, Inc.                   80,600      2,841,956
------------------------------------------------------------------------
First Horizon Pharmaceutical Corp.(a)             153,900      3,184,191
------------------------------------------------------------------------
MAXIMUS, Inc.(a)                                   97,600      3,093,920
------------------------------------------------------------------------
Medical Staffing Network Holdings, Inc.(a)         58,100      1,423,450
========================================================================
                                                              12,004,977
========================================================================

HEALTH CARE EQUIPMENT-0.91%

LifePoint, Inc. (Acquired 04/02/02; Cost
  $1,500,000)(a)(b)(c)                            400,000        979,200
------------------------------------------------------------------------
LifePoint, Inc.-Wts., expiring 04/02/07
  (Acquired 04/02/02; Cost $0)(b)(c)(d)            80,000              1
------------------------------------------------------------------------
Wright Medical Group, Inc.(a)                     118,600      2,390,976
========================================================================
                                                               3,370,177
========================================================================

HEALTH CARE FACILITIES-2.93%

Genesis Health Ventures, Inc.(a)                   65,100      1,307,859
------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                      104,700      3,801,657
------------------------------------------------------------------------
U.S. Physical Therapy, Inc.(a)                    157,700      3,202,887
------------------------------------------------------------------------
VCA Antech, Inc.(a)                               162,500      2,528,500
========================================================================
                                                              10,840,903
========================================================================

HOUSEHOLD APPLIANCES-0.92%

Snap-on Inc.                                      114,400      3,396,536
========================================================================

HOUSEHOLD PRODUCTS-0.88%

Dial Corp. (The)                                  162,500      3,253,250
========================================================================

INDUSTRIAL MACHINERY-0.87%

Flowserve Corp.(a)                                108,000      3,218,400
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

INTERNET SOFTWARE & SERVICES-0.83%

Quovadx, Inc.(a)                                  234,700   $  1,473,916
------------------------------------------------------------------------
SkillSoft Corp.(a)                                202,700      1,591,195
========================================================================
                                                               3,065,111
========================================================================

IT CONSULTING & SERVICES-2.26%

Anteon International Corp.(a)                      74,700      1,888,416
------------------------------------------------------------------------
Tier Technologies, Inc.-Class B(a)                200,000      3,564,000
------------------------------------------------------------------------
Titan Corp. (The)(a)                              159,000      2,908,110
========================================================================
                                                               8,360,526
========================================================================

LEISURE PRODUCTS-0.32%

Nautilus Group, Inc. (The)(a)                      38,900      1,190,340
========================================================================

LIFE & HEALTH INSURANCE-1.29%

American Medical Security Group, Inc.(a)          200,000      4,788,000
========================================================================

MANAGED HEALTH CARE-1.35%

Centene Corp.(a)                                   92,300      2,859,454
------------------------------------------------------------------------
Coventry Health Care, Inc.(a)                      74,600      2,120,132
========================================================================
                                                               4,979,586
========================================================================

MOVIES & ENTERTAINMENT-1.11%

Macrovision Corp.(a)                              178,100      2,334,891
------------------------------------------------------------------------
Regal Entertainment Group-Class A(a)               76,600      1,786,312
========================================================================
                                                               4,121,203
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.43%

MDU Resources Group, Inc.                         124,100      3,262,589
------------------------------------------------------------------------
Sierra Pacific Resources(a)                       261,200      2,037,360
========================================================================
                                                               5,299,949
========================================================================

OFFICE ELECTRONICS-1.54%

IKON Office Solutions, Inc.                       308,200      2,897,080
------------------------------------------------------------------------
Zebra Technologies Corp.-Class A(a)                58,500      2,820,870
========================================================================
                                                               5,717,950
========================================================================

OIL & GAS DRILLING-1.00%

Pride International, Inc.(a)                      235,400      3,686,364
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.06%

Key Energy Services, Inc.(a)                      375,000      3,937,500
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.93%

Magnum Hunter Resources, Inc.(a)                  524,400      4,137,516
------------------------------------------------------------------------
Magnum Hunter Resources, Inc.-Wts., expiring
  03/21/05(d)                                      67,880         56,340
------------------------------------------------------------------------
Ultra Petroleum Corp.(a)                          403,800      3,064,842
------------------------------------------------------------------------
XTO Energy, Inc.                                  173,400      3,572,040
========================================================================
                                                              10,830,738
========================================================================

PACKAGED FOODS & MEATS-0.66%

J. M. Smucker Co. (The)                            71,857      2,452,479
========================================================================

PHARMACEUTICALS-1.44%

Axcan Pharma Inc. (Canada)(a)                     175,000      2,614,500
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
PHARMACEUTICALS-(CONTINUED)

ICN Pharmaceuticals, Inc.                         112,500   $  2,723,625
========================================================================
                                                               5,338,125
========================================================================

PROPERTY & CASUALTY INSURANCE-0.82%

W. R. Berkley Corp.                                55,300      3,041,500
========================================================================

PUBLISHING-0.71%

Belo Corp.-Class A                                115,600      2,613,716
========================================================================

RAILROADS-1.61%

GATX Corp.                                        109,400      3,292,940
------------------------------------------------------------------------
Genesee & Wyoming Inc.-Class A(a)                 117,600      2,653,056
========================================================================
                                                               5,945,996
========================================================================

REAL ESTATE INVESTMENT TRUSTS-3.56%

America First Mortgage Investments, Inc.          413,000      4,068,050
------------------------------------------------------------------------
Anworth Mortgage Asset Corp.                      200,000      2,722,000
------------------------------------------------------------------------
CarrAmerica Realty Corp.                           89,600      2,764,160
------------------------------------------------------------------------
FBR Asset Investment Corp.                        108,100      3,605,135
========================================================================
                                                              13,159,345
========================================================================

REINSURANCE-1.68%

IPC Holdings, Ltd. (Bermuda)                      113,700      3,472,398
------------------------------------------------------------------------
PartnerRe Ltd. (Bermuda)                           55,900      2,736,305
========================================================================
                                                               6,208,703
========================================================================

RESTAURANTS-2.00%

AFC Enterprises, Inc.(a)                          119,700      3,740,625
------------------------------------------------------------------------
Sonic Corp.(a)                                    117,150      3,679,682
========================================================================
                                                               7,420,307
========================================================================

SEMICONDUCTOR EQUIPMENT-1.67%

Brooks-PRI Automation, Inc.(a)                     78,700      2,011,572
------------------------------------------------------------------------
Cabot Microelectronics Corp.(a)                    47,400      2,045,784
------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                          63,100      2,140,983
========================================================================
                                                               6,198,339
========================================================================

SEMICONDUCTORS-2.89%

Actel Corp.(a)                                    195,300      4,105,206
------------------------------------------------------------------------
DSP Group, Inc.(a)                                120,200      2,355,920
------------------------------------------------------------------------
Fairchild Semiconductor Corp.-Class A(a)           72,500      1,761,750
------------------------------------------------------------------------
MIPS Technologies, Inc.-Class A(a)                244,700      1,509,799
------------------------------------------------------------------------
MIPS Technologies, Inc.-Class B(a)                175,700        978,649
========================================================================
                                                              10,711,324
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

SPECIALTY CHEMICALS-0.46%

International Flavors & Fragrances Inc.            52,600   $  1,708,974
========================================================================

SPECIALTY STORES-6.71%

Advance Auto Parts, Inc.(a)                        67,200      3,663,072
------------------------------------------------------------------------
Big 5 Sporting Goods Corp.(a)                     285,000      4,072,650
------------------------------------------------------------------------
Copart, Inc.(a)                                   235,600      3,823,788
------------------------------------------------------------------------
CSK Auto Corp.(a)                                 300,000      4,182,000
------------------------------------------------------------------------
Rent-A-Center, Inc.(a)                             61,700      3,579,217
------------------------------------------------------------------------
Sonic Automotive, Inc.(a)                          98,400      2,533,800
------------------------------------------------------------------------
United Rentals, Inc.(a)                           136,900      2,984,420
========================================================================
                                                              24,838,947
========================================================================

SYSTEMS SOFTWARE-0.65%

Borland Software Corp.(a)                         120,600      1,242,180
------------------------------------------------------------------------
Micromuse Inc.(a)                                 263,800      1,173,910
========================================================================
                                                               2,416,090
========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.76%

Inter-Tel, Inc.                                   191,500      3,276,565
------------------------------------------------------------------------
Plantronics, Inc.(a)                              169,500      3,222,195
========================================================================
                                                               6,498,760
========================================================================

TOBACCO-0.49%

Vector Group Ltd.                                 102,500      1,804,000
========================================================================

TRUCKING-2.03%

Dollar Thrifty Automotive Group, Inc.(a)          151,400      3,921,260
------------------------------------------------------------------------
Landstar System, Inc.(a)                           33,700      3,600,845
========================================================================
                                                               7,522,105
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $329,045,338)                          341,100,473
========================================================================

MONEY MARKET FUNDS-8.70%

STIC Liquid Assets Portfolio(e)                16,104,387     16,104,387
------------------------------------------------------------------------
STIC Prime Portfolio(e)                        16,104,387     16,104,387
========================================================================
    Total Money Market Funds (Cost
      $32,208,774)                                            32,208,774
========================================================================
TOTAL INVESTMENTS-100.84% (Cost $361,254,112)                373,309,247
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.84%)                         (3,108,469)
========================================================================
NET ASSETS-100.00%                                          $370,200,778
________________________________________________________________________
========================================================================

Investment Abbreviations:

Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 06/30/02 was $3,768,101, which represented 1.02% of the Fund's net assets.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $361,254,112)                                $373,309,247
-----------------------------------------------------------
Receivables for:
  Investments sold                                8,658,668
-----------------------------------------------------------
  Fund shares sold                                2,442,646
-----------------------------------------------------------
  Dividends                                         604,480
-----------------------------------------------------------
Investment for deferred compensation plan            10,697
-----------------------------------------------------------
Other assets                                         55,420
===========================================================
    Total assets                                385,081,158
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          10,591,971
-----------------------------------------------------------
  Fund shares reacquired                          3,803,157
-----------------------------------------------------------
  Deferred compensation plan                         10,697
-----------------------------------------------------------
Accrued distribution fees                           399,153
-----------------------------------------------------------
Accrued transfer agent fees                          55,437
-----------------------------------------------------------
Accrued operating expenses                           19,965
===========================================================
    Total liabilities                            14,880,380
===========================================================
Net assets applicable to shares outstanding    $370,200,778
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $194,696,648
___________________________________________________________
===========================================================
Class B                                        $127,534,132
___________________________________________________________
===========================================================
Class C                                        $ 47,960,369
___________________________________________________________
===========================================================
Class R                                        $      9,629
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          19,109,948
___________________________________________________________
===========================================================
Class B                                          12,664,714
___________________________________________________________
===========================================================
Class C                                           4,763,292
___________________________________________________________
===========================================================
Class R                                                 945
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.19
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.19 divided by
      94.50%)                                  $      10.78
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      10.07
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      10.07
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      10.19
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,110)                                      $  1,461,084
-----------------------------------------------------------
Dividends from affiliated money market funds        243,810
-----------------------------------------------------------
Interest                                                 18
===========================================================
    Total investment income                       1,704,912
===========================================================

EXPENSES:

Advisory fees                                     1,233,679
-----------------------------------------------------------
Administrative services fees                         43,692
-----------------------------------------------------------
Custodian fees                                       21,551
-----------------------------------------------------------
Distribution fees -- Class A                        271,445
-----------------------------------------------------------
Distribution fees -- Class B                        477,660
-----------------------------------------------------------
Distribution fees -- Class C                        198,163
-----------------------------------------------------------
Distribution fees -- Class R                              4
-----------------------------------------------------------
Transfer agent fees                                 363,615
-----------------------------------------------------------
Trustees' fees                                        5,197
-----------------------------------------------------------
Other                                                54,711
===========================================================
    Total expenses                                2,669,717
===========================================================
Less: Fees waived                                    (1,375)
-----------------------------------------------------------
    Expenses paid indirectly                         (4,976)
===========================================================
    Net expenses                                  2,663,366
===========================================================
Net investment income (loss)                       (958,454)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain from:
  Investment securities                           3,496,191
-----------------------------------------------------------
  Foreign currencies                                  5,331
===========================================================
                                                  3,501,522
===========================================================
Change in net unrealized appreciation
  (depreciation) of investment securities       (11,887,316)
===========================================================
Net gain (loss) from investment securities
  and foreign currencies                         (8,385,794)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $ (9,344,248)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (958,454)   $ (1,035,323)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      3,501,522      (6,248,749)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                 (11,887,316)     21,874,869
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (9,344,248)     14,590,797
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --         (45,876)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       94,014,566      64,401,893
------------------------------------------------------------------------------------------
  Class B                                                       67,139,466      43,327,916
------------------------------------------------------------------------------------------
  Class C                                                       19,674,445      18,212,944
------------------------------------------------------------------------------------------
  Class R                                                           10,000              --
==========================================================================================
    Net increase in net assets                                 171,494,229     140,487,674
==========================================================================================

NET ASSETS:

  Beginning of period                                          198,706,549      58,218,875
==========================================================================================
  End of period                                               $370,200,778    $198,706,549
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $365,250,395    $184,411,918
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (968,010)         (9,556)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (6,136,741)     (9,638,263)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    option contracts                                            12,055,134      23,942,450
==========================================================================================
                                                              $370,200,778    $198,706,549
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

SMALL CAP EQUITY

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund's capital loss carryforward of $9,014,563 as of December 31, 2001 expires as follows:

 CAPITAL LOSS
 CARRYFORWARD                                                    EXPIRATION
 ------------                                                    ----------
 $  700,372                                                   December 31, 2008
 ------------------------------------------------------------------------------
  8,314,191                                                   December 31, 2009
 ==============================================================================
 $9,014,563
 ______________________________________________________________________________
 ==============================================================================


E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fun will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $1,375.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2002, AIM was paid $43,692 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS retained $223,936 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2002, the Class A, Class B, Class C and Class R shares paid AIM Distributors $271,445, $477,660, $198,163 and $4, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $146,999 from sales of the Class A shares of the Fund during the six months ended June 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2002, AIM Distributors retained $2,577, $84 and $5,856 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $1,475 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,981 and reductions in custodian fees of $2,995 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $4,976.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                           2001      2000
                                          -------    -----
Distributions paid from ordinary Income   $45,876    $  --
__________________________________________________________
==========================================================


  As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward                       $(9,014,563)
-----------------------------------------------------------
Unrealized appreciation                          23,309,194
===========================================================
                                                $14,294,631
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $291,710,711 and $128,678,910, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 38,556,079
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (26,565,206)
===========================================================
Net unrealized appreciation of investment
  securities                                   $ 11,990,873
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $361,318,374.


NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2002               DECEMBER 31, 2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                     15,014,472    $159,343,299     9,399,572    $ 88,163,980
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      7,428,315      78,440,342     5,648,744      52,902,323
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,932,972      30,934,536     3,099,967      29,048,663
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                           945          10,000            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --         3,879          37,431
======================================================================================================================
Reacquired:
  Class A                                                     (6,221,127)    (65,328,733)   (2,593,418)    (23,799,518)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,098,063)    (11,300,876)   (1,069,688)     (9,574,407)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,094,047)    (11,260,091)   (1,142,623)    (10,835,719)
======================================================================================================================
                                                              16,963,467    $180,838,477    13,346,433    $125,942,753
______________________________________________________________________________________________________________________
======================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 CLASS A
                                                              ---------------------------------------------
                                                                                            AUGUST 31, 2000
                                                                                               (DATE
                                                              SIX MONTHS                    OPERATIONS
                                                                ENDED       YEAR ENDED      COMMENCED) TO
                                                              JUNE 30,      DECEMBER 31,    DECEMBER 31,
                                                                2002           2001            2000
                                                              ----------    ------------    ---------------
Net asset value, beginning of period                           $  10.19       $   9.36          $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.01)         (0.05)(a)        (0.00)(a)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.01           0.88            (0.64)
===========================================================================================================
    Total from investment operations                                 --           0.83            (0.64)
===========================================================================================================
Less dividends from net investment income                            --           0.00               --
===========================================================================================================
Net asset value, end of period                                 $  10.19       $  10.19          $  9.36
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                    0.00%          8.92%           (6.40)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $194,697       $105,146          $32,805
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets                            1.54%(c)       1.78%            1.78%(d)(e)
===========================================================================================================
Ratio of net investment income (loss) to average net assets       (0.36)%(c)      (0.57)%         (0.12)%(e)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                              48%           123%              49%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $156,396,814.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.72%.
(e)  Annualized.


                                                                                   CLASS B
                                                              --------------------------------------------------
                                                                                                 AUGUST 31, 2000
                                                                                                    (DATE
                                                              SIX MONTHS                         OPERATIONS
                                                                 ENDED          YEAR ENDED       COMMENCED) TO
                                                               JUNE 30,         DECEMBER 31,     DECEMBER 31,
                                                                 2002              2001             2000
                                                              --------------    -------------    ---------------
Net asset value, beginning of period                             $  10.11          $  9.33           $ 10.00
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.04)           (0.11)(a)         (0.03)(a)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      0.00             0.89             (0.64)
================================================================================================================
    Total from investment operations                                (0.04)            0.78             (0.67)
================================================================================================================
Net asset value, end of period                                   $  10.07          $ 10.11           $  9.33
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                                     (0.40)%           8.36%            (6.70)%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $127,534          $64,012           $16,385
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets                              2.19%(c)         2.44%             2.49%(d)(e)
================================================================================================================
Ratio of net investment income (loss) to average net assets         (1.01)%(c)       (1.23)%           (0.83)%(e)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                                48%             123%               49%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $96,323,642.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.43%.
(e)  Annualized.


                                                                                 CLASS C
                                                              ----------------------------------------------
                                                                                            AUGUST 31, 2000
                                                              SIX MONTHS                    (DATE OPERATIONS
                                                               ENDED        YEAR ENDED      COMMENCED) TO
                                                              JUNE 30,      DECEMBER 31,    DECEMBER 31,
                                                                2002          2001             2000
                                                              ----------    ------------    ----------------
Net asset value, beginning of period                           $ 10.10        $  9.34            $10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)         (0.11)(a)         (0.03)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.01           0.87             (0.63)
============================================================================================================
    Total from investment operations                             (0.03)          0.76             (0.66)
============================================================================================================
Net asset value, end of period                                 $ 10.07        $ 10.10            $ 9.34
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  (0.30)%         8.14%            (6.60)%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $47,960        $29,548            $9,028
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets                           2.19%(c)       2.44%             2.49%(d)(e)
============================================================================================================
Ratio of net investment income (loss) to average net assets      (1.01)%(c)     (1.23)%           (0.83)%(e)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                             48%           123%               49%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $39,961,006.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.43%.
(e)  Annualized.


                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                              (DATE SALES
                                                              COMMENCED) TO
                                                              JUNE 30,
                                                                2002
                                                              -------------
Net asset value, beginning of period                             $10.58
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.00)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.39)
===========================================================================
    Total from investment operations                              (0.39)
===========================================================================
Net asset value, end of period                                   $10.19
___________________________________________________________________________
===========================================================================
Total return(a)                                                   (3.69)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   10
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets                            1.69%(b)
===========================================================================
Ratio of net investment income (loss) to average net assets       (0.51)%(b)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                              48%
___________________________________________________________________________
===========================================================================

(a)  Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $9,722.

AS OF JUNE 30, 2002

BOARD OF TRUSTEES        OFFICERS                               OFFICE OF THE FUND

Robert H. Graham         Robert H. Graham                       11 Greenway Plaza
                         Chairman and President                 Suite 100
Frank S. Bayley                                                 Houston, TX 77046
                         Carol F. Relihan
Bruce L. Crockett        Senior Vice President and Secretary    INVESTMENT ADVISOR

Albert R. Dowden         Gary T. Crum                           A I M Advisors, Inc.
                         Senior Vice President                  11 Greenway Plaza
Edward K. Dunn Jr.                                              Suite 100
                         Dana R. Sutton                         Houston, TX 77046
Jack M. Fields           Vice President and Treasurer
                                                                TRANSFER AGENT
Carl Frischling          Robert G. Alley
                         Vice President                         A I M Fund Services, Inc.
Prema Mathai-Davis                                              P.O. Box 4739
                         Stuart W. Coco                         Houston, TX 77210-4739
Lewis F. Pennock         Vice President
                                                                CUSTODIAN
Ruth H. Quigley          Melville B. Cox
                         Vice President                         State Street Bank and Trust Company
Louis S. Sklar                                                  225 Franklin Street
                         Karen Dunn Kelley                      Boston, MA 02110
                         Vice President
                                                                COUNSEL TO THE FUND
                         Edgar M. Larsen
                         Vice President                         Ballard Spahr
                                                                Andrews & Ingersoll, LLP
                                                                1735 Market Street
                                                                Philadelphia, PA 19103

                                                                COUNSEL TO THE TRUSTEES

                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                919 Third Avenue
                                                                New York, NY 10022

                                                                DISTRIBUTOR

                                                                A I M Distributors, Inc.
                                                                11 Greenway Plaza
                                                                Suite 100
                                                                Houston, TX 77046

LET A FAMILY OF FUNDS WORK FOR YOU

================================================================================

                                   [ARTWORK]

                       IF YOU GREW UP IN A LARGE FAMILY,

                          YOU UNDOUBTEDLY REMEMBER THE

                       BENEFITS OF BEING SURROUNDED BY A

                         DIVERSE GROUP OF INDIVIDUALS.

                         PERHAPS YOUR UNCLE WAS GOOD AT

                        FIXING CARS, YOUR MOTHER WAS AN

                        ACE GARDENER AND YOUR SISTER WAS

                          A WHIZ AT MATH. INDEED, THE

                         ADVANTAGES OF BEING PART OF A

                                FAMILY ARE MANY.

================================================================================

And the same concept holds true for a family of mutual funds. By investing with a company that offers a large, diversified family of funds--each with a distinct investment goal and strategy--investors can benefit from flexibility, reduced sales charges and unified record-keeping. After consulting with your financial advisor, you can easily move from a growth fund to an income fund, for example (or vice versa), often without incurring sales charges. The sale or exchange of one mutual fund for another may, of course, have tax consequences.

   By investing in a family of funds, investors can qualify for reduced sales charges and breakpoints. Ways to do so include:

o RIGHTS OF ACCUMULATION - If you buy shares over time, you may be eligible for reduced sales charges once they have met certain minimums.

o LETTER OF INTENT - By promising, in writing, to invest a certain amount of money over a 13-month period, you may qualify for reduced sales charges, depending on the amount invested.

o LARGE INITIAL INVESTMENTS - While most mutual funds allow for relatively small initial investments, larger initial investments may earn you a reduced sales charge.

o DIVIDEND REINVESTMENT - All dividends and capital gains reinvested in a fund buy shares at net asset value (with no sales charge) rather than at the public offering price (which includes a sales charge).

MAKE YOUR FINANCIAL ADVISOR A PART OF THE FAMILY

Every family member is different; each has his or her own unique needs, goals, time horizons, and risk tolerances. Your brother may be concerned about saving for his children's college expenses, while your mother is concerned about her retirement needs. Financial advisors understand this, and an advisor can help identify investments that meet your individual needs, goals and preferences.

   A good financial advisor knows that diversification can reduce risk, since stocks and bonds behave differently in various market conditions. An advisor can help design asset-allocation strategies that combine all your investments and other financial resources into one comprehensive package. The idea is to spread assets over several investment categories --stocks, bonds and cash, to name just three--to minimize risk and to increase the odds that short- and long-range financial goals can be achieved. Indeed, as discussed earlier, one of the advantages of investing in a family of mutual funds is the flexibility to easily exchange funds.

SO REMEMBER:

o Visit your financial advisor annually for a "check-up." You and your advisor can make sure your investments are still on track--or can decide what changes are required.

o Talk to your financial advisor before changing your existing investments--or making any new ones.

o Contact your advisor any time market conditions or world events make you uneasy about your investments. He or she can help you focus on your long-term goals and strategy.

For more complete information about any AIM fund, including the risks, sales charges and expenses, obtain the appropriate prospectus(es) from your financial advisor. Please read the prospectus(es) carefully before you invest or send money.

                                EQUITY FUNDS

      DOMESTIC EQUITY FUNDS                 INTERNATIONAL/GLOBAL EQUITY FUNDS     A I M Management Group Inc. has provided
                                                                                 leadership in the mutual fund industry since
         MORE AGGRESSIVE                            MORE AGGRESSIVE              1976 and manages approximately $135 billion
                                                                                 in assets for more than 9 million shareholders,
AIM Opportunities I(1)(2)                   AIM Developing Markets               including individual investors, corporate
AIM Opportunities II(1)(2)                  AIM European Small Company           clients and financial institutions.*
AIM Opportunities III(1)(2)                 AIM Asia Pacific Growth(2)
AIM Emerging Growth                         AIM International Emerging Growth        The AIM Family of Funds--Registered
AIM Small Cap Growth(3)                     AIM Global Aggressive Growth         Trademark-- is distributed nationwide. AIM is
AIM Aggressive Growth                       AIM European Growth(2)               a subsidiary of AMVESCAP PLC, one of the world's
AIM Mid Cap Growth                          AIM Euroland Growth(4)               largest independent financial services companies
AIM Dent Demographic Trends                 AIM International Growth(2)          with $364 billion in assets under management.*
AIM Constellation                           AIM Global Growth
AIM Large Cap Growth                        AIM Worldwide Spectrum
AIM Weingarten                              AIM Global Trends
AIM Small Cap Equity                        AIM International Core Equity(2)
AIM Capital Development
AIM Mid Cap Core Equity(2)                         MORE CONSERVATIVE
AIM Select Equity
AIM Premier Equity II(2)                          SECTOR EQUITY FUNDS
AIM Premier Equity(2)
AIM Blue Chip                                       MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                   AIM New Technology
AIM Charter                                 AIM Global Science and Technology(2)
AIM Basic Value                             AIM Global Energy(5)
AIM Large Cap Basic Value                   AIM Global Infrastructure(4)
AIM Balanced                                AIM Global Financial Services
AIM Basic Balanced                          AIM Global Health Care
                                            AIM Global Utilities
        MORE CONSERVATIVE                   AIM Real Estate

                                                   MORE CONSERVATIVE

                            FIXED-INCOME FUNDS


  TAXABLE FIXED-INCOME FUNDS                 TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                             MORE AGGRESSIVE

AIM High Yield II                           AIM High Income Municipal
AIM High Yield                              AIM Municipal Bond
AIM Strategic Income                        AIM Tax-Free Intermediate
AIM Income                                  AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                             MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds --Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (4) On 8/23/02, AIM Euroland Growth Fund and AIM Global Infrastructure Fund were closed to new investors. (5) On 9/1/01 AIM Global Resources Fund was renamed AIM Global Energy Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 6/30/02                                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       SCE-SAR-1

A I M DISTRIBUTORS, INC.

                        SEMIANNUAL REPORT / JUNE 30, 2002

                           AIM WORLDWIDE SPECTRUM FUND

                                 [COVER IMAGE]

                                [AIM FUND LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

COVER ART (DETAIL SHOWN): INCROCE BY PIERO DORAZIO OIL ON CANVAS, 1968. JACK S.

BLANTON MUSEUM OF ART, THE UNIVERSITY OF TEXAS AT AUSTIN. PURCHASED THROUGH THE

  GENEROSITY OF MARI AND JAMES A. MICHENER, 1972. COVER PHOTO: GEORGE HOLMES.

              VISIT WWW.BLANTONMUSEUM.ORG FOR FURTHER INFORMATION.

================================================================================


INCROCE BY PIERO DORAZIO

Vibrant colors in bright light evoke the view through a prism. Segments of color in varying sizes form a pattern of strength and direction. The AIM Worldwide Spectrum Fund invests in companies of varying sizes throughout the world. It can invest in young companies that are likely to benefit from new and innovative products, services, or processes. It can invest in older companies whose earnings signal the potential for continued growth and whose share prices are considered to be undervalued. Investing in companies that vary in size, geographical location, and company maturity avails the fund a full spectrum of opportunities.


AIM Worldwide Spectrum Fund is for shareholders who seek long-term growth of capital by investing in U.S. and international companies of all sizes, focusing on those with strong growth prospects and good value.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Worldwide Spectrum Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o   Had the advisor not waived fees, total returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The fund's average annual total returns, including sales charges, for periods ended 06/30/02 were: Class A shares, inception (12/29/00), -6.52%; one year, -4.39%. Class B shares, inception (12/29/00), -6.14%; one year, -4.46%. Class C shares, inception (12/29/00), -3.56%; one year, -0.57%.

o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o Investing in emerging markets may involve greater risk and potential reward than investing in more established markets.

o Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have greater potential for business risk, significant stock price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

o The unmanaged MSCI All Country World Free Index tracks the performance of approximately 50 developed and emerging countries covered by Morgan Stanley Capital International. The free index represents actual buyable opportunities for global investors.

o The unmanaged Lipper Global Fund Index represents an average of the performance of the 30 largest global mutual funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           Our nation and markets have been shaken lately by terrorism
ROBERT H.           and war, an economic downturn, and a two-year bear market
GRAHAM]             for equities. But perhaps most seriously for us as
                    investors, reports of accounting and other irregularities at a few companies have damaged confidence in corporate governance and financial reporting. Such confidence is essential to the efficient functioning of financial markets.
                    We will support legislative or regulatory changes that may be desirable to assure accurate financial disclosure and sounder business ethics.

                    It is worth noting that, despite extensive media coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the U.S. Financial and regulatory institutions and individual firms are already responding.

                       For example, by the time you receive this, the New York Stock Exchange likely will have implemented new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors. They raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. They mandate shareholder votes on equity-based compensation such as stock options. They require chief executives to attest to the accuracy and completeness of information provided to investors. As companies and regulators focus on improving standards in this area, I am certain our markets, and investors' trust in them, will become stronger.

   It is also worth noting, as Federal Reserve Chairman Alan Greenspan did in recent Congressional testimony, that our economy is sound, with manufacturing and services expanding. Inflation is under control, and productivity and profits are rising.

   As I write this, the disconnect between the health of the economy and the bearishness of the equity markets is unusual. Major equity indexes are off from 30% to 75% from their highs. AIM's funds have not been immune. I am well aware that your investments in our funds may have declined, perhaps significantly. Since I and the vast majority of AIM employees invest in our funds, directly or through AIM's retirement plans, we understand how unpleasant this has been. All of us at AIM thank you for staying with us during this period. We are working diligently to maintain your trust and confidence.

   While we certainly believe that the worst is behind us, unfortunately we cannot assure you that you will not experience even further declines if equity markets continue to weaken. All we can be sure of is that at some point, hopefully soon, equities will recover. We continue to position our funds for that recovery.

   As always, we encourage you to see your financial advisor for a portfolio checkup and a fresh look at your investing objectives. Especially during such a tough market, it can be difficult to focus on the long term. Your financial advisor can help.

REASONS FOR LONG-TERM OPTIMISM

Despite recent scandals, we caution shareholders against becoming unduly pessimistic. I am optimistic about the long-term prospects for the U.S. and our markets. A great deal of the world's intellectual capital resides within our borders, and our political and business structure has provided unparalleled incentive for hard work and innovation. As noted investor Warren Buffett observed, anyone who has bet against America the past 250 years has lost.

   Other investments also have appealing potential. The likelihood of stable interest rates is strong, and bonds typically do well in such an environment. Internationally, European economic data point to a pickup in manufacturing and consumer confidence, and in Asia, export-led recovery is a dominant theme.

   However, no one anticipates a return to the heady days of the 1990s. Realistic expectations would serve us all well. Over the very long term, annual returns for domestic equities have averaged approximately 10%; fixed-income investments typically return less.

   As we all know, bull markets do end. So do bear markets. We are hopeful that the equity markets, which many experts consider significantly undervalued right now, will soon recover.

   The following pages contain your fund managers' discussion of factors that influenced your fund and how they managed the fund during the six months covered by this report.

   Briefly, for the six months since our last report to you, dated December 31, 2001, total return for Class A shares at net asset value was -2.94%. By contrast, the MSCI All Country World Free Index returned -8.33% for the same period. The fund's geographic flexibility and multi-cap approach were advantageous. Even though the fund's six-quarter history is relatively short, it has done well in a variety of markets.

   You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
July 29, 2002

FUND FINDS OPPORTUNITIES IN INTERNATIONAL HOLDINGS


HOW DID AIM WORLDWIDE SPECTRUM FUND PERFORM OVER THE LAST SIX MONTHS?

Global economic conditions were mostly improving. However, concern over corporate accounting irregularities led many U.S. stocks lower. Certain international markets posted positive gains--particularly in the first quarter. For the six-month period that ended June 30, 2002, AIM Worldwide Spectrum Fund returned -2.94% for Class A shares and -3.27% for Class B and Class C shares. These figures are at net asset value, which does not include sales charges. The fund significantly outperformed its benchmark, the MSCI All Country World Free Index, which returned -8.12% for the same period. It also outperformed the Lipper Global Fund Index, which returned -7.00%. The fund markedly outperformed U.S. stocks--represented by the S&P 500 Index--which returned -13.15%.

WHAT WERE THE MAJOR TRENDS IN THE U.S. STOCK MARKET?

The ongoing spotlight on the questionable accounting practices of a number of high-profile companies continued to challenge investor confidence in the first half of 2002. Lackluster corporate earnings, doubts about the reliability of analysts' advice, tensions in the Middle East, and the ongoing threat of terrorism also affected investor confidence. As a result, most major market indexes posted negative returns for the reporting period.

HOW DID MARKETS IN EUROPE AND THE REST OF THE WORLD FARE?

The global economy, with the exception of the U.S., held up better than it did in 2001 and has seen a slight recovery. Europe is gradually strengthening, but it is very different from country to country. Ireland, the Netherlands, and the U.K., for example, have had strong growth for most of 2000-2002, even though they also saw a slowdown from previous high growth rates. Conversely, Germany, Switzerland, and Italy have had tepid growth for some time. Japan has experienced a recent gain in economic growth, but it is too early to tell whether it is sustainable.

GIVEN CURRENT GLOBAL MARKET TRENDS AND THE DIFFICULTIES IN THE U.S. MARKET, HOW DID YOU MANAGE THE FUND?

At the end of the previous reporting period, December 31, 2001, our international holdings represented 28.3% of the fund's assets. We increased international holdings over the reporting period so that on June 30, 2002, they represented 48.3% of the fund's assets. During 2002 we have found additional opportunities in nations sometimes categorized as "senior emerging markets that are near graduation"--countries like South Korea and Mexico. However, stock selections are based on companies, not countries.

   We believe that having a selective port-folio of roughly 50 holdings means that we are adequately diversified, we can be highly selective, and we are able to have greater knowledge about each holding. In terms of turnover, when the top 10 holdings from the previous report are compared to the top 10 holdings as of June 30, 2002, only two remain on the list for this reporting period.

   The fund's growth-at-a-reasonable-price (GARP) discipline, its broad mandate (the fund may invest in any size company anywhere in the world), and its collaborative strategy can lead to a portfolio of strong individual stocks. The fund continues to look for the best way to invest in a given sector, industry or theme.

WHAT ARE SOME STOCKS THAT PERFORMED WELL FOR THE FUND?

o Anthem provides health benefits and services, primarily under the Blue Cross and Blue Shield names, to more than 8 million customers. In the first quarter of

================================================================================

COMPARISON: PORTFOLIO COMPOSITION BY INVESTMENTS [PIE CHART]

As of 12/31/01

As of 6/30/02

STOCK & OTHER EQUITY INTERESTS,
INTERNATIONAL                                   28.3%

STOCK & OTHER EQUITY INTERESTS,
INTERNATIONAL                                   48.3%

CASH & OTHER                                    10.2%

CASH & OTHER                                    10.7%

COMMON STOCK, DOMESTIC                          61.5%

COMMON STOCK, DOMESTIC                          41.0%

================================================================================

PORTFOLIO COMPOSITION

As of 6/30/02, based on total net assets

============================================================================================================
TOP 10 HOLDINGS                                                TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------
 1. Puma A.G. Rudolf Dassler Sport (Germany)            6.4%   1. Banks                                 9.0%

 2. Willis Group Holdings Ltd. (United Kingdom)         4.2    2. Footwear                              6.4

 3. Bank of America Corp.                               3.9    3. General Merchandise Stores            5.0

 4. NVR, Inc.                                           3.8    4. Pharmaceuticals                       4.3

 5. Altana A.G. (Germany)                               3.2    5. Electronic Equipment & Instruments    4.3

 6. Wal-Mart de Mexico, S.A. de C.V.-Series V (Mexico)  3.0    6. Insurance Brokers                     4.2

 7. Anglo Irish Bank Corp. PLC (Ireland)                3.0    7. Semiconductors                        3.9

 8. Tingyi (Cayman Islands) Holding Corp. (Hong Kong)   2.9    8. Homebuilding                          3.8

 9. Merloni Elettrodomestici S.p.A. (Italy)             2.7    9. Diversified Financial Services        3.0

10. Anthem, Inc.                                        2.4   10. Managed Health Care                   3.0

TOTAL NET ASSETS:  $13.7 MILLION                        TOTAL NUMBER OF HOLDINGS:  55

The fund's portfolio composition is subject to change, and there is no assurance the fund will continue to hold any particular security.
============================================================================================================



================================================================================
TOP 10 COUNTRIES [PIE CHART]
--------------------------------------------------------------------------------
 1. United States              43.1%

 2. Germany                     9.6

 3. United Kingdom              7.0

 4. Hong Kong                   5.9

 5. South Korea                 5.5

 6. Ireland                     5.0

 7. Bermuda                     4.2

 8. Italy                       3.5

 9. Mexico                      3.0

10. Canada                      2.5

The fund's portfolio composition is subject to change, and there is no assurance the fund will continue to hold any particular security.
================================================================================


2002, the company exceeded analysts' expectations by 12%.

o H&R Block subsidiaries provide tax-related services, investment services through broker-dealers, mortgage services, personal productivity software, and accounting and consulting services to business clients. H&R Block prepares one of every seven U.S. tax filings. The company's year-over-year profits had risen more than 20% at the end of its fiscal year on April 30, 2002.

o Willis Group Holdings, headquartered in London, is one of the world's largest insurance brokers. Its clients are corporations, public entities and institutions around the world. It specializes in providing risk reduction to the aerospace, construction, energy, health care, and marine industries. It also offers protection against sabotage and loss protection for items including fine art, jewelry, armored cars, and breeding livestock.

ARE THERE A COUPLE OF STOCKS THAT DID NOT PERFORM AS WELL AS YOU HAD HOPED?

Though these two companies' stock prices have been affected by recent adverse market conditions, we remain confident in their prospects for the longer term:

o Agilent Technologies is a major manufacturer of scientific instruments and analysis equipment. It is the leading supplier of electronic test and measurement gear. These products account for nearly two-thirds of its sales. Agilent makes a number of semiconductor products, and it also makes lab equipment and other instruments for the life science and chemical industries.

o Best Buy is the leading consumer electronics retailer in the U.S. The company has over 400 stores in 41 states. Its subsidiary, Musicland Group, operates 1,300 music and video stores under the names Sam Goody, Suncoast, Media Play, and On Cue.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

In the U.S., although the recession had apparently ended, the nation's unemployment rate stood at 5.9% in June, as companies were reluctant to expand their payrolls. Ongoing tensions in the Middle East, accounting scandals in the U.S., and a weak earnings environment combined to push markets lower. Investor sentiment had fallen significantly following the announcement of accounting irregularities at several companies.

   Corporate profit margins, while disappointing in some cases, were improving, and interest rates and inflation were low. Consumer spending, which accounts for about two-thirds of economic activity, remained healthy.

   At the end of the reporting period, the seemingly impregnable U.S. dollar was showing decided signs of weakness. Should this weakness continue, non-dollar investments could continue to be quite rewarding.

   Outside the U.S., there had been a slight recovery in the global economy. The lower valuations of international securities made them attractive to investors. International small-cap stocks traded at a discount to their U.S. counterparts. More U.S. investors may look to international stocks for some added growth potential and diversification--advantages already available to AIM Worldwide Spectrum Fund shareholders.


PORTFOLIO MANAGEMENT TEAM

Joel Dobberpuhl (Lead Manager)
Clas G. Olsson

Assisted by Premier Equity, Asia
Pacific, and Europe/Canada Teams.

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


                                                             MARKET
                                                SHARES        VALUE
DOMESTIC COMMON STOCKS-40.95%

AIRLINES-0.83%

Southwest Airlines Co.                             7,000   $   113,120
======================================================================

AUTO PARTS & EQUIPMENT-0.89%

Johnson Controls, Inc.                             1,500       122,415
======================================================================

BANKS-3.86%

Bank of America Corp.                              7,500       527,700
======================================================================

BROADCASTING & CABLE TV-0.80%

Cox Communications, Inc.-Class A(a)                4,000       110,200
======================================================================

COMPUTER & ELECTRONICS RETAIL-1.46%

Best Buy Co., Inc.(a)                              5,500       199,650
======================================================================

COMPUTER HARDWARE-1.72%

Dell Computer Corp.(a)                             9,000       235,260
======================================================================

CONSTRUCTION & ENGINEERING-1.52%

Jacobs Engineering Group Inc.(a)                   6,000       208,680
======================================================================

DATA PROCESSING SERVICES-1.75%

Concord EFS, Inc.(a)                               4,000       120,560
----------------------------------------------------------------------
First Data Corp.                                   3,200       119,040
======================================================================
                                                               239,600
======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.15%

H&R Block, Inc.                                    3,400       156,910
======================================================================

DIVERSIFIED FINANCIAL SERVICES-3.04%

Citigroup Inc.                                     3,500       135,625
----------------------------------------------------------------------
Fannie Mae                                         2,400       177,000
----------------------------------------------------------------------
Freddie Mac                                        1,700       104,040
======================================================================
                                                               416,665
======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.71%

Agilent Technologies, Inc.(a)                      7,100       167,915
----------------------------------------------------------------------
Thermo Electron Corp.(a)                           4,000        66,000
======================================================================
                                                               233,915
======================================================================

GENERAL MERCHANDISE STORES-1.95%

Target Corp.                                       7,000       266,700
======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.27%

Laboratory Corp. of America Holdings(a)            6,800       310,420
======================================================================

HEALTH CARE EQUIPMENT-0.78%

Baxter International Inc.                          2,400       106,680
======================================================================

HEALTH CARE FACILITIES-1.74%

HCA Inc.                                           5,000       237,500
======================================================================

                                                             MARKET
                                                SHARES        VALUE


HOMEBUILDING-3.78%

NVR, Inc.(a)                                       1,600   $   516,800
======================================================================

HOTELS, RESORTS & CRUISE LINES-1.44%

Starwood Hotels & Resorts Worldwide, Inc.          6,000       197,340
======================================================================

MANAGED HEALTH CARE-3.04%

Anthem, Inc.(a)                                    4,800       323,904
----------------------------------------------------------------------
UnitedHealth Group Inc.                            1,000        91,550
======================================================================
                                                               415,454
======================================================================

PHARMACEUTICALS-1.15%

Johnson & Johnson                                  3,000       156,780
======================================================================

SEMICONDUCTORS-3.92%

Integrated Circuit Systems, Inc.(a)               12,000       242,280
----------------------------------------------------------------------
Intel Corp.                                        4,800        87,696
----------------------------------------------------------------------
Microchip Technology Inc.(a)                       7,500       205,725
======================================================================
                                                               535,701
======================================================================

SOFT DRINKS-1.06%

PepsiCo, Inc.                                      3,000       144,600
======================================================================

SPECIALTY STORES-1.09%

PETCO Animal Supplies, Inc.(a)                     6,000       149,460
======================================================================
    Total Domestic Common Stocks (Cost
      $5,036,380)                                            5,601,550
======================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-48.34%

BERMUDA-4.16%

Accenture Ltd.-Class A (IT Consulting &
  Services)(a)                                     8,000       152,000
----------------------------------------------------------------------
Everest Re Group, Ltd. (Reinsurance)               4,000       223,800
----------------------------------------------------------------------
Nabors Industries, Ltd. (Oil & Gas
  Drilling)(a)                                     5,500       193,325
======================================================================
                                                               569,125
======================================================================

CANADA-2.48%

Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                  7,000       158,970
----------------------------------------------------------------------
Talisman Energy Inc. (Oil & Gas Exploration &
  Production)                                      4,000       180,020
======================================================================
                                                               338,990
======================================================================

CAYMAN ISLANDS-0.65%

Noble Corp. (Oil & Gas Drilling)(a)                2,300        88,780
======================================================================

GERMANY-9.56%

Altana A.G. (Pharmaceuticals)                      8,000       435,542
----------------------------------------------------------------------


                                                             MARKET
                                                SHARES        VALUE
GERMANY-(CONTINUED)

Puma A.G. Rudolf Dassler Sport (Footwear)         12,000   $   872,115
======================================================================
                                                             1,307,657
======================================================================

HONG KONG-5.94%

Euro-Asia Agricultural (Holdings) Co. Ltd.
  (Agricultural Products)                        400,000       120,513
----------------------------------------------------------------------
Texwinca Holdings Ltd. (Textiles)                350,000       296,156
----------------------------------------------------------------------
Tingyi (Cayman Islands) Holding Corp.
  (Packaged Foods & Meats)                     1,300,000       395,836
======================================================================
                                                               812,505
======================================================================

INDIA-1.43%

Hero Honda Motors Ltd. (Motorcycle
  Manufacturers)                                  31,000       195,669
======================================================================

IRELAND-5.01%

Anglo Irish Bank Corp. PLC (Banks)                62,000       405,497
----------------------------------------------------------------------
Ryanair Holdings PLC (Airlines)(a)                46,000       280,340
======================================================================
                                                               685,837
======================================================================

ITALY-3.52%

Merloni Elettrodomestici S.p.A. (Household
  Appliances)                                     33,700       369,683
----------------------------------------------------------------------
Saeco International Group S.p.A. (Consumer
  Electronics)(a)                                 36,000       111,660
======================================================================
                                                               481,343
======================================================================

MEXICO-3.04%

Wal-Mart de Mexico S.A. de C.V.-Series V
  (General Merchandise Stores)                   180,000       416,331
======================================================================

SOUTH KOREA-5.54%

Kookmin Bank-ADR (Banks)                           6,000       294,900
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE

SOUTH KOREA-(CONTINUED)

Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                           700   $   191,438
----------------------------------------------------------------------
Shinsegae Co., Ltd. (Department Stores)            1,600       271,322
======================================================================
                                                               757,660
======================================================================

UNITED KINGDOM-7.01%

New Look Group PLC (Apparel Retail)               60,000       214,090
----------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)         30,169       168,171
----------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)(a)                                     17,500       575,925
======================================================================
                                                               958,186
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $5,349,215)                            6,612,083
======================================================================

                                               PRINCIPAL
                                                AMOUNT
U.S. TREASURY SECURITIES-2.19%

U.S. TREASURY BILLS-2.19%

1.68%, 09/19/02 (Cost $298,876)(b)             $ 300,000(c)    299,014
======================================================================

                                                SHARES
MONEY MARKET FUNDS-9.91%

STIC Liquid Assets Portfolio(d)                  677,967       677,967
----------------------------------------------------------------------
STIC Prime Portfolio(d)                          677,967       677,967
======================================================================
    Total Money Market Funds (Cost
      $1,355,934)                                            1,355,934
======================================================================
TOTAL INVESTMENTS-101.39% (Cost $12,040,405)                13,868,581
======================================================================
OTHER ASSETS LESS LIABILITIES-(1.39%)                         (189,966)
======================================================================
NET ASSETS-100.00%                                         $13,678,615
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $12,040,405)                                  $13,868,581
-----------------------------------------------------------
Foreign currencies, at value (cost $1,378)            2,073
-----------------------------------------------------------
Receivables for:
  Investments sold                                  231,770
-----------------------------------------------------------
  Fund shares sold                                   95,264
-----------------------------------------------------------
  Dividends                                          18,251
-----------------------------------------------------------
Investment for deferred compensation plan             7,008
-----------------------------------------------------------
Other assets                                         10,705
===========================================================
     Total assets                                14,233,652
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                             331,444
-----------------------------------------------------------
  Fund shares reacquired                             56,589
-----------------------------------------------------------
  Foreign currency contracts closed                      47
-----------------------------------------------------------
  Foreign currency contracts outstanding            113,003
-----------------------------------------------------------
  Deferred compensation plan                          7,008
-----------------------------------------------------------
  Variation margin                                    5,500
-----------------------------------------------------------
Accrued distribution fees                            15,043
-----------------------------------------------------------
Accrued transfer agent fees                           3,777
-----------------------------------------------------------
Accrued operating expenses                           22,626
===========================================================
     Total liabilities                              555,037
===========================================================
Net assets applicable to shares outstanding     $13,678,615
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                         $ 8,173,808
___________________________________________________________
===========================================================
Class B                                         $ 3,708,087
___________________________________________________________
===========================================================
Class C                                         $ 1,796,720
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                             855,422
___________________________________________________________
===========================================================
Class B                                             391,549
___________________________________________________________
===========================================================
Class C                                             189,692
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $      9.56
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $9.56 divided by
       94.50%)                                  $     10.12
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $      9.47
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $      9.47
___________________________________________________________
===========================================================


STATEMENT OF OPERATIONS
---------------------------------------------------------------
FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,619)                                        $  51,356
----------------------------------------------------------
Dividends from affiliated money market funds         8,509
==========================================================
    Total investment income                         59,865
==========================================================

EXPENSES:

Advisory fees                                       57,649
----------------------------------------------------------
Administrative services fees                        24,795
----------------------------------------------------------
Custodian fees                                       6,581
----------------------------------------------------------
Distribution fees -- Class A                        14,762
----------------------------------------------------------
Distribution fees -- Class B                        17,704
----------------------------------------------------------
Distribution fees -- Class C                         7,940
----------------------------------------------------------
Transfer agent fees                                 16,106
----------------------------------------------------------
Trustees' fees                                       4,538
----------------------------------------------------------
Registration and filing fees                        18,074
----------------------------------------------------------
Professional fees                                   16,904
----------------------------------------------------------
Other                                                6,793
==========================================================
    Total expenses                                 191,846
==========================================================
Less: Fees waived                                  (39,134)
----------------------------------------------------------
    Expenses paid indirectly                          (282)
==========================================================
    Net expenses                                   152,430
==========================================================
Net investment income (loss)                       (92,565)
==========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS, FUTURES
  CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (804,705)
----------------------------------------------------------
  Foreign currencies                                   650
----------------------------------------------------------
  Foreign currency contracts                       (89,773)
----------------------------------------------------------
  Option contracts written                          31,365
==========================================================
                                                  (862,463)
==========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            629,319
----------------------------------------------------------
  Foreign currencies                                (1,584)
----------------------------------------------------------
  Foreign currency contracts                      (103,116)
----------------------------------------------------------
  Futures contracts                                 (9,070)
----------------------------------------------------------
  Option contracts written                         (17,779)
==========================================================
                                                   497,770
==========================================================
Net gain (loss) from investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and option
  contracts                                       (364,693)
==========================================================
Net increase (decrease) in net assets
  resulting from operations                      $(457,258)
__________________________________________________________
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                               JUNE 30,      DECEMBER 31,
                                                                 2002            2001
                                                              -----------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (92,565)   $   (55,616)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                               (862,463)    (1,164,114)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts             497,770      1,208,106
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (457,258)       (11,624)
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                              --           (673)
-----------------------------------------------------------------------------------------
  Class B                                                              --           (285)
-----------------------------------------------------------------------------------------
  Class C                                                              --            (94)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (297,287)     7,688,252
-----------------------------------------------------------------------------------------
  Class B                                                         241,878      3,565,526
-----------------------------------------------------------------------------------------
  Class C                                                         540,448      1,299,946
=========================================================================================
    Net increase in net assets                                     27,781     12,541,048
=========================================================================================

NET ASSETS:

  Beginning of period                                          13,650,834      1,109,786
=========================================================================================
  End of period                                               $13,678,615    $13,650,834
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $14,095,423    $13,610,384
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (95,516)        (2,951)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts          (2,027,168)    (1,164,705)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, foreign currency contracts, futures
    contracts and option contracts                              1,705,876      1,208,106
=========================================================================================
                                                              $13,678,615    $13,650,834
_________________________________________________________________________________________
=========================================================================================

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Worldwide Spectrum Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $1,171,360 as of December 31, 2001, which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

       Outstanding foreign currency contracts at June 30, 2002 were as follows:

                                             CONTRACT TO                         UNREALIZED
         SETTLEMENT                    ------------------------                 APPRECIATION
            DATE             CURRENCY    DELIVER      RECEIVE       VALUE      (DEPRECIATION)
         ----------          --------  -----------   ----------   ----------   --------------
      07/12/02                 KRW     597,000,000   $  461,795   $  495,653     $ (33,858)
      ---------------------------------------------------------------------------------------
      07/12/02                 MXN       3,100,000      336,718      310,703        26,015
      ---------------------------------------------------------------------------------------
      07/23/02                 HKD       3,840,000      492,352      492,308            44
      ---------------------------------------------------------------------------------------
      08/30/02                 CAD         367,000      238,901      241,592        (2,691)
      ---------------------------------------------------------------------------------------
      08/30/02                 EUR       1,495,000    1,387,845    1,477,224       (89,379)
      ---------------------------------------------------------------------------------------
      08/30/02                 GBP         180,000      261,445      274,579       (13,134)
      =======================================================================================
                                                     $3,179,056   $3,292,059     $(113,003)
      _______________________________________________________________________________________
      =======================================================================================



G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 2.00%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $39,134.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2002, AIM was paid $24,795 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS retained $9,305 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $14,762, $17,704 and $7,940, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $4,020 from sales of the Class A shares of the Fund during the six months ended June 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2002, AIM Distributors retained $291 and $32 in contingent deferred sales charges imposed on redemptions of Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $1,298 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $91 and reductions in custodian fees of $191 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $282.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                            2001     2000
                                           ------    -----
Distributions paid from ordinary income    $1,052    $  --
__________________________________________________________
==========================================================


  As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                   $     2,838
-----------------------------------------------------------
Capital loss carryforward                        (1,171,360)
-----------------------------------------------------------
Unrealized appreciation                           1,208,972
===========================================================
                                                $    40,450
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency contracts and other deferrals.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $7,628,301 and $7,494,317, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                          $2,314,431
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (489,486)
===========================================================
Net unrealized appreciation of investment
  securities                                     $1,824,945
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $12,043,636.


NOTE 8--FUTURES CONTRACTS

On June 30, 2002, $185,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of June 30, 2002 were as follows:

                                                     UNREALIZED
             NO. OF       MONTH/        MARKET      APPRECIATION
 CONTRACT   CONTRACTS   COMMITMENT      VALUE      (DEPRECIATION)
 --------   ---------   -----------   ----------   --------------
Nasdaq 100
  Index        10       Sept-02/Buy   $1,054,000      $(9,070)
_________________________________________________________________
=================================================================


NOTE 9--CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2002 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ---------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
                                    ---------    --------
Beginning of period                     40       $ 19,879
---------------------------------------------------------
Written                                 25         11,675
---------------------------------------------------------
Closed                                  (7)        (3,479)
---------------------------------------------------------
Expired                                (58)       (28,075)
=========================================================
End of period                           --       $     --
_________________________________________________________
=========================================================

NOTE 10--SHARE INFORMATION


Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                                 SIX MONTHS ENDED               YEAR ENDED
                                                                   JUNE 30, 2002             DECEMBER 31, 2001
                                                              -----------------------    -------------------------
                                                               SHARES       AMOUNT         SHARES        AMOUNT
                                                              --------    -----------    ----------    -----------
Sold:
  Class A                                                      275,060    $ 2,704,066       872,405    $ 8,569,590
------------------------------------------------------------------------------------------------------------------
  Class B                                                      150,818      1,476,945       389,269      3,753,828
------------------------------------------------------------------------------------------------------------------
  Class C                                                       72,081        699,925       183,610      1,766,611
==================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                           --             --            70            670
------------------------------------------------------------------------------------------------------------------
  Class B                                                           --             --            29            277
------------------------------------------------------------------------------------------------------------------
  Class C                                                           --             --             9             90
==================================================================================================================
Reacquired:
  Class A                                                     (305,740)    (3,001,353)      (97,318)      (882,008)
------------------------------------------------------------------------------------------------------------------
  Class B                                                     (128,280)    (1,235,067)      (20,288)      (188,579)
------------------------------------------------------------------------------------------------------------------
  Class C                                                      (16,417)      (159,477)      (49,592)      (466,755)
==================================================================================================================
                                                                47,522    $   485,039     1,278,194    $12,553,724
__________________________________________________________________________________________________________________
==================================================================================================================


NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                   CLASS A
                                                              --------------------------------------------------
                                                                                               DECEMBER 29, 2000
                                                              SIX MONTHS                        (DATE OPERATIONS
                                                                ENDED           YEAR ENDED       COMMENCED) TO
                                                               JUNE 30,        DECEMBER 31,       DECEMBER 31,
                                                                 2002              2001               2000
                                                              ----------       ------------    -----------------
Net asset value, beginning of period                            $ 9.85            $10.00            $10.00
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)(a)         (0.05)(a)            --
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.24)            (0.10)               --
================================================================================================================
    Total from investment operations                             (0.29)            (0.15)               --
================================================================================================================
Less distributions from net investment income                       --             (0.00)               --
================================================================================================================
Net asset value, end of period                                  $ 9.56            $ 9.85            $10.00
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                                  (2.94)%           (1.49)%              --
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $8,174            $8,725            $1,110
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.00%(c)          1.91%             1.80%(d)
----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.58%(c)          4.44%            76.90%(d)
================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.12)%(c)        (0.52)%            3.91%(d)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                             59%              168%               --
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $8,505,607.
(d)  Annualized.


                                                                         CLASS B*
                                                                --------------------------
                                                                SIX MONTHS
                                                                  ENDED        YEAR ENDED
                                                                 JUNE 30,     DECEMBER 31,
                                                                   2002           2001
                                                                ----------    ------------
Net asset value, beginning of period                              $ 9.79         $10.00
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.09)(a)      (0.11)(a)
------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (0.23)         (0.10)
==========================================================================================
    Total from investment operations                               (0.32)         (0.21)
==========================================================================================
Less distributions from net investment income                         --          (0.00)
==========================================================================================
Net asset value, end of period                                    $ 9.47         $ 9.79
__________________________________________________________________________________________
==========================================================================================
Total return(b)                                                    (3.27)%        (2.09)%
__________________________________________________________________________________________
==========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $3,708         $3,613
__________________________________________________________________________________________
==========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  2.65%(c)       2.57%(d)
------------------------------------------------------------------------------------------
  Without fee waivers                                               3.23%(c)       5.10%(d)
==========================================================================================
Ratio of net investment income (loss) to average net assets        (1.77)%(c)     (1.18)%(d)
__________________________________________________________________________________________
==========================================================================================
Portfolio turnover rate                                               59%           168%
__________________________________________________________________________________________
==========================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $3,570,119.
(d)  Annualized.
* Operations commenced December 29, 2000.


                                                                         CLASS C*
                                                                --------------------------
                                                                SIX MONTHS
                                                                  ENDED        YEAR ENDED
                                                                 JUNE 30,     DECEMBER 31,
                                                                   2002           2001
                                                                ----------    ------------
Net asset value, beginning of period                              $ 9.79         $10.00
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.09)(a)      (0.11)(a)
------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (0.23)         (0.10)
==========================================================================================
    Total from investment operations                               (0.32)         (0.21)
==========================================================================================
Less distributions from net investment income                         --          (0.00)
==========================================================================================
Net asset value, end of period                                    $ 9.47         $ 9.79
__________________________________________________________________________________________
==========================================================================================
Total return(b)                                                    (3.27)%        (2.09)%
__________________________________________________________________________________________
==========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $1,797         $1,312
__________________________________________________________________________________________
==========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  2.65%(c)       2.57%(d)
------------------------------------------------------------------------------------------
  Without fee waivers                                               3.23%(c)       5.10%(d)
==========================================================================================
Ratio of net investment income (loss) to average net assets        (1.77)%(c)     (1.18)%(d)
__________________________________________________________________________________________
==========================================================================================
Portfolio turnover rate                                               59%           168%
__________________________________________________________________________________________
==========================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,601,069.
(d)  Annualized.
* Operations commenced December 29, 2000.

WORLDWIDE SPECTRUM FUND

AS OF JUNE 30, 2002

BOARD OF TRUSTEES        OFFICERS                              OFFICE OF THE FUND
Robert H. Graham         Robert H. Graham                      11 Greenway Plaza
                         Chairman and President                Suite 100
Frank S. Bayley                                                Houston, TX 77046
                         Carol F. Relihan
Bruce L. Crockett        Senior Vice President and Secretary   INVESTMENT ADVISOR

Albert R. Dowden         Gary T. Crum                          A I M Advisors, Inc.
                         Senior Vice President                 11 Greenway Plaza
Edward K. Dunn Jr.                                             Suite 100
                         Dana R. Sutton                        Houston, TX 77046
Jack M. Fields           Vice President and Treasurer
                                                               TRANSFER AGENT
Carl Frischling          Robert G. Alley
                         Vice President                        A I M Fund Services, Inc.
Prema Mathai-Davis                                             P.O. Box 4739
                         Stuart W. Coco                        Houston, TX 77210-4739
Lewis F. Pennock         Vice President
                                                               CUSTODIAN
Ruth H. Quigley          Melville B. Cox
                         Vice President                        State Street Bank and Trust Company
Louis S. Sklar                                                 225 Franklin Street
                         Karen Dunn Kelley                     Boston, MA 02110
                         Vice President
                                                               COUNSEL TO THE FUND
                         Edgar M. Larsen
                         Vice President                        Ballard Spahr
                                                               Andrews & Ingersoll, LLP
                                                               1735 Market Street
                                                               Philadelphia, PA 19103

                                                               COUNSEL TO THE TRUSTEES

                                                               Kramer, Levin, Naftalis & Frankel LLP
                                                               919 Third Avenue
                                                               New York, NY 10022

                                                               DISTRIBUTOR

                                                               A I M Distributors, Inc.
                                                               11 Greenway Plaza
                                                               Suite 100
                                                               Houston, TX 77046

                        EQUITY FUNDS                                       FIXED-INCOME FUNDS     A I M Management Group Inc. has
                                                                                                  provided leadership in the mutual
   DOMESTIC EQUITY FUNDS      INTERNATIONAL/GLOBAL EQUITY FUNDS    TAXABLE FIXED-INCOME FUNDS     fund industry since 1976 and
                                                                                                  manages approximately $135 billion
     MORE AGGRESSIVE                MORE AGGRESSIVE                      MORE AGGRESSIVE          in assets for more than 9 million
                                                                                                  shareholders, including individual
AIM Opportunities I(1,2)      AIM Developing Markets               AIM High Yield II              investors, corporate clients and
AIM Opportunities II(1,2)     AIM European Small Company           AIM High Yield                 financial institutions.*
AIM Opportunities III(1,2)    AIM Asia Pacific Growth(2)           AIM Strategic Income              The AIM Family of Funds
AIM Emerging Growth           AIM International Emerging Growth    AIM Income                     --Registered Trademark-- is
AIM Small Cap Growth(3)       AIM Global Aggressive Growth         AIM Global Income              distributed nationwide. AIM is a
AIM Aggressive Growth         AIM European Growth(2)               AIM Total Return Bond          subsidiary of AMVESCAP PLC, one of
AIM Mid Cap Growth            AIM Euroland Growth(4)               AIM Intermediate Government    the world's largest independent
AIM Dent Demographic Trends   AIM International Growth(2)          AIM Floating Rate              financial services companies with
AIM Constellation             AIM Global Growth                    AIM Limited Maturity Treasury  $364 billion in assets under
AIM Large Cap Growth          AIM Worldwide Spectrum               AIM Money Market               management.*
AIM Weingarten                AIM Global Trends
AIM Small Cap Equity          AIM International Core Equity(2)        MORE CONSERVATIVE
AIM Capital Development
AIM Mid Cap Core Equity(2)         MORE CONSERVATIVE               TAX-FREE FIXED-INCOME FUNDS
AIM Select Equity
AIM Premier Equity II(2)          SECTOR EQUITY FUNDS                  MORE AGGRESSIVE
AIM Premier Equity(2)
AIM Blue Chip                       MORE AGGRESSIVE                AIM High Income Municipal
AIM Mid Cap Basic Value                                            AIM Municipal Bond
AIM Large Cap Core Equity     AIM New Technology                   AIM Tax-Free Intermediate
AIM Charter                   AIM Global Science and Technology(2) AIM Tax-Exempt Cash
AIM Basic Value               AIM Global Energy(5)
AIM Large Cap Basic Value     AIM Global Infrastructure(4)             MORE CONSERVATIVE
AIM Balanced                  AIM Global Financial Services
AIM Basic Balanced            AIM Global Health Care
                              AIM Global Utilities
    MORE CONSERVATIVE         AIM Real Estate

                                   MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (4) On 8/23/02, AIM Euroland Growth Fund and AIM Global Infrastructure Fund were closed to new investors. (5) On 9/1/01 AIM Global Resources Fund was renamed AIM Global Energy Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 6/30/02                                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       WWS-SAR-1
A I M Distributors, Inc.